Execution Version STOCK PURCHASE AND CONTRIBUTION AGREEMENT by and among Star Equity Holdings, Inc., as Seller, Digirad Health, Inc., as the Company, TTG Imaging Solutions, LLC, as Buyer, and Insignia TTG Parent, LLC, as Parent dated as of May 4, 2023 TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS ........................................................................................................................ 1  SECTION 1.01. Definitions ...................................................................................................... 1  ARTICLE II ACQUIRED SHARES; CLOSING ...................................................................................... 17  SECTION 2.01. Closing ......................................................................................................... 17  SECTION 2.02. Purchase, Sale, and Contribution of Equity ................................................. 17  SECTION 2.03. Closing Date Payment. ................................................................................. 17  SECTION 2.04. Post-Closing Cash Consideration Adjustments. ........................................... 18  SECTION 2.05. Deliveries by Seller ...................................................................................... 20  SECTION 2.06. Deliveries by Buyer and Parent .................................................................... 21  SECTION 2.07. Withholding Rights ...................................................................................... 21  ARTICLE III SELLER REPRESENTATIONS AND WARRANTIES ................................................... 22  SECTION 3.01. Organization and Good Standing ................................................................. 22  SECTION 3.02. Authority ...................................................................................................... 22  SECTION 3.03. Non-Contravention ....................................................................................... 22  SECTION 3.04. Acquired Shares ........................................................................................... 22  ARTICLE IV COMPANY ENTITY REPRESENTATIONS AND WARRANTIES .............................. 23  SECTION 4.01. Organization and Good Standing ................................................................. 23  SECTION 4.02. Authority ...................................................................................................... 23  SECTION 4.03. Title to Assets ............................................................................................... 23  SECTION 4.04. Governmental Authorization ........................................................................ 24  SECTION 4.05. Financial Statements. ................................................................................... 24  SECTION 4.06. Non-Contravention ....................................................................................... 26  SECTION 4.07. Compliance with Laws; Licenses and Permits ............................................. 26  SECTION 4.08. Compliance with Healthcare Laws; Customers. .......................................... 26  SECTION 4.09. Contracts....................................................................................................... 29  SECTION 4.10. Intellectual Property. .................................................................................... 31  SECTION 4.11. Legal Proceedings ........................................................................................ 32  SECTION 4.12. Labor and Employee Matters. ...................................................................... 32  SECTION 4.13. Employee Benefits Matters. ......................................................................... 34  SECTION 4.14. Environmental Conditions ............................................................................ 36  SECTION 4.15. Absence of Certain Developments ............................................................... 37  SECTION 4.16. Brokerage Fees ............................................................................................. 39  SECTION 4.17. Leased Real Property ................................................................................... 39  ii SECTION 4.18. Tax Matters. ................................................................................................. 40  SECTION 4.19. Insurance. ..................................................................................................... 43  SECTION 4.20. Capitalization ............................................................................................... 43  SECTION 4.21. Affiliate Transactions ................................................................................... 44  SECTION 4.22. Material Suppliers. ....................................................................................... 44  SECTION 4.23. Material Customers. ..................................................................................... 45  SECTION 4.24. Product Warranties ....................................................................................... 46  SECTION 4.25. Absence of Certain Payments....................................................................... 46  SECTION 4.26. Bank Accounts ............................................................................................. 46  SECTION 4.27. Officers and Directors .................................................................................. 46  SECTION 4.28. Investment Matters ....................................................................................... 46  SECTION 4.29. Cybersecurity and Privacy ........................................................................... 47  SECTION 4.30. Coronavirus Pandemic Matters. ................................................................... 47  SECTION 4.31. International Trade ....................................................................................... 48  SECTION 4.32. Indebtedness and Transaction Expenses ...................................................... 49  SECTION 4.33. Disclosure; No Other Representations and Warranties ................................ 49  ARTICLE V BUYER PARTY REPRESENTATIONS AND WARRANTIES ....................................... 49  SECTION 5.01. Organization; Power; Execution .................................................................. 49  SECTION 5.02. Non-Contravention ....................................................................................... 50  SECTION 5.03. Governmental Authorizations ...................................................................... 50  SECTION 5.04. Brokerage Fees ............................................................................................. 50  SECTION 5.05. Compliance with Laws ................................................................................. 50  SECTION 5.06. Legal Proceedings ........................................................................................ 51  SECTION 5.07. Sufficiency of Funds .................................................................................... 51  SECTION 5.08. Investment Matters ....................................................................................... 51  SECTION 5.09. Independent Investigation ............................................................................ 51  SECTION 5.10. Financial Statements. ................................................................................... 51  SECTION 5.11. Capitalization. .............................................................................................. 52  SECTION 5.12. Solvency; Indebtedness. ............................................................................... 52  SECTION 5.13. Affiliate Transactions. .................................................................................. 53  SECTION 5.14. Absence of Certain Payments....................................................................... 53  ARTICLE VI COVENANTS .................................................................................................................... 53  SECTION 6.01. Assurances .................................................................................................... 53  SECTION 6.02. Publicity ....................................................................................................... 53  SECTION 6.03. Confidentiality .............................................................................................. 53  iii SECTION 6.04. Non-Competition; Non-Solicitation; Non-Disparagement. .......................... 54  SECTION 6.05. Release ......................................................................................................... 56  SECTION 6.06. Taxes. ........................................................................................................... 56  SECTION 6.07. Payments from Third Parties ........................................................................ 59  SECTION 6.08. Litigation Support ........................................................................................ 59  SECTION 6.09. Record of Data Room ................................................................................... 59  SECTION 6.10. Board Representation ................................................................................... 59  SECTION 6.11. Indemnification of Seller Directors and Officers; Insurance. ...................... 59  ARTICLE VII INDEMNIFICATION ....................................................................................................... 60  SECTION 7.01. Survival. ....................................................................................................... 60  SECTION 7.02. Indemnification by Seller ............................................................................. 61  SECTION 7.03. Indemnification by Buyer Parties ................................................................. 62  SECTION 7.04. Scope of Liability ......................................................................................... 62  SECTION 7.05. Claims .......................................................................................................... 63  SECTION 7.06. Defense of Actions ....................................................................................... 63  SECTION 7.07. Calculation of Damages ............................................................................... 64  SECTION 7.08. Tax Treatment of Indemnity Payments ........................................................ 65  SECTION 7.09. Recourse ....................................................................................................... 65  SECTION 7.10. Set-Off .......................................................................................................... 65  SECTION 7.11. Exclusive Remedy ........................................................................................ 66  ARTICLE VIII MISCELLANEOUS ......................................................................................................... 66  SECTION 8.01. Waivers ........................................................................................................ 66  SECTION 8.02. Modifications and Amendments .................................................................. 66  SECTION 8.03. Assignability; Beneficiaries. ........................................................................ 66  SECTION 8.04. Notices .......................................................................................................... 67  SECTION 8.05. Interpretation ................................................................................................ 68  SECTION 8.06. Counterparts ................................................................................................. 68  SECTION 8.07. Entire Agreement ......................................................................................... 68  SECTION 8.08. Governing Law; Jurisdiction ........................................................................ 68  SECTION 8.09. Service of Process ........................................................................................ 69  SECTION 8.10. Waiver of Jury Trial ..................................................................................... 69  SECTION 8.11. Severability................................................................................................... 69  SECTION 8.12. Specific Performance ................................................................................... 69  SECTION 8.13. Expenses ....................................................................................................... 69  SECTION 8.14. Deliveries on Business Days ........................................................................ 69

iv ANNEXES: Annex I Working Capital Example STOCK PURCHASE AND CONTRIBUTION AGREEMENT This STOCK PURCHASE AND CONTRIBUTION AGREEMENT (this “Agreement”), dated as of May 4, 2023, is made by and among (a) Star Equity Holdings, Inc., a Delaware corporation (“Seller”), (b) Digirad Health, Inc., a Delaware corporation (the “Company” and, together with Seller, each a “Seller Party” and, collectively, the “Seller Parties”), (c) TTG Imaging Solutions, LLC, a Pennsylvania limited liability company (“Buyer”), and (d) Insignia TTG Parent, LLC, a Delaware limited liability company (“Parent” and, together with Buyer, each a “Buyer Party” and, collectively, the “Buyer Parties” and, collectively with the Seller Parties, each, a “Party”, and collectively, the “Parties”). W I T N E S S E T H: WHEREAS, Seller is the sole owner of the issued and outstanding shares of stock of the Company; WHEREAS, the Company engages in the business of (a) servicing, renting, selling, providing, staffing, and providing technical advice for nuclear, ultrasound and other medical imaging devices and related diagnostic radioactive isotopes for physicians, private medical practices and hospitals, including via use of mobile imaging equipment; (b) researching, developing, constructing, selling and implementing nuclear and medical imaging technologies, detectors, diagnostic medical imaging systems, and solid-state imaging technologies, together with proprietary software related to the foregoing; (c) assisting with and developing radioactive materials licensing, radiation safety, compliance policies and procedures, and quality assurance programs available to physicians, private medical practices and hospitals; and (d) engaging in investments, joint ventures and the operation of subsidiaries engaged in the activities described in the foregoing clauses (a) – (c) (the “Business”); WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, 85% of the issued and outstanding shares of stock of the Company (the “Purchased Shares”), on the terms and subject to the conditions set forth herein; and WHEREAS, Seller desires to contribute to Parent, and Parent desires to accept from Seller, 15% of the issued and outstanding shares of stock of the Company (the “Contributed Shares” and, together with the Purchased Shares, the “Acquired Shares”) in exchange for New Units of Parent (the “Rollover Equity”), on the terms and subject to the conditions set forth herein and in the Contribution Agreement. Seller and Parent agree that the Contributed Shares and, notwithstanding any remedies available to Buyer pursuant to Article VII, the Rollover Equity each have a value of $6,000,000 (the “Rollover Equity Value”). NOW, THEREFORE, in view of the foregoing premises and in consideration of the mutual covenants, agreements, representations and warranties herein contained, the Parties, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.01. Definitions. The following terms used in this Agreement shall have the respective meanings assigned to them below: “Acquired Shares” has the meaning set forth in the Recitals. “Adjustment Amount” has the meaning set forth in Section 2.04(c). 2 “Affiliate” with respect to any Person means any entity that is directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning more than fifty percent (50%) of the voting securities of another Person shall be deemed to control that Person. “Agreement” has the meaning set forth in the Preamble. “Agreement State” has the meaning set forth in the definition of “Healthcare Laws.” “Allocable Consideration” has the meaning set forth Section 6.06(a)(ii). “Allocation Methodology” has the meaning set forth Section 6.06(a)(ii). “Allocation Statement” has the meaning set forth Section 6.06(a)(ii). “Ancillary Agreements” means the agreements, letters, certificates and instruments executed and delivered in connection with the Transactions, other than this Agreement. “Anti-Kickback Law” has the meaning set forth in the definition of “Healthcare Laws”. “Anticorruption Laws” means all laws, rules and regulations of any jurisdiction that are applicable to any Company or any Seller Party from time to time concerning or relating to commercial or official bribery or corruption of any kind, including without limitation the U.S. Foreign Corrupt Practices Act, the UK Bribery Act and comparable provisions of the laws of any other jurisdiction in which any Company operates. “Auditor” has the meaning set forth in Section 2.04(b)(ii). “Balance Sheet Date” has the meaning set forth in Section 4.05(a). “Bank Account” has the meaning set forth in Section 4.26. “Base Amount” means $40,000,000. “Basket” has the meaning set forth in Section 7.04(a). “Breach” has the meaning set forth in Section 4.29. “Business” has the meaning set forth in the Recitals. “Business Day” means any day other than (a) a Saturday, (b) a Sunday, or (c) any day on which banks in New York, New York are authorized or obligated by Law to close. “Business Systems” means all information technology and computer systems and networks (including computer software, websites, servers, systems, interfaces, networks, platforms, peripherals, devices, information technology and telecommunication hardware and other equipment) that relate to the transmission, storage, maintenance, organization, presentation, protection, generation, processing or analysis of data and information, including Personal Information and Company Confidential Information (whether or not in electronic format), and that are owned, leased or otherwise used by or for the benefit of any Company Entity. 3 “Buyer” has the meaning set forth in the Preamble. “Buyer Covered Person” has the meaning set forth in Section 6.04(c). “Buyer Indemnifying Parties” has the meaning set forth in Section 7.03. “Buyer Indemnitees” has the meaning set forth in Section 7.02. “Buyer Return” has the meaning set forth in Section 6.06(b)(ii). “Buyer Specified Representations” means Section 5.01 (Organization; Power; Execution), Section 5.02 (Non-Contravention), and Section 5.04 (Brokerage Fees). “Cap” has the meaning set forth in Section 7.04(a). “CARES Act” means, collectively, (a) the Coronavirus, Aid, Relief and Economic Security Act (Pub. L. 116-136), (i) as amended by each of (1) the Paycheck Protection Program and Health Care Enhancement Act, (2) the Paycheck Protection Program Flexibility Act of 2020, (3) the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, (4) Title V of the American Rescue Plan Act of 2021 (“ARP Act”), and (5) the PPP Extension Act of 2021, and (ii) as otherwise amended from time to time, and the regulations promulgated thereunder, as amended, and (b) the Consolidated Appropriations Act, 2021, as amended from time to time, and the regulations promulgated thereunder, as amended. “Cash” means the cash, cash equivalents and marketable securities of the Company Entities, as adjusted for deposits in transit, outstanding checks and pending electronic transfers, determined in accordance with GAAP; provided, however, that “Cash” shall not include any of the foregoing to the extent held as security by any counterparty of any Company Entity or otherwise classified as restricted under GAAP. “Cash Consideration” means $27,000,000, and shall be subject to adjustment pursuant to Section 2.03(b) and Section 2.04. “Certified Closing Indebtedness” has the meaning set forth in Section 2.03(a). “Certified Transaction Expenses” has the meaning set forth in Section 2.03(a). “Chancery Court” has the meaning set forth in Section 8.08(b). “Change of Control of Buyer” means a sale or other transfer of (i) fifty percent (50%) or more of the voting interests of Buyer or (i) substantially all of the assets of Buyer, in each case to a Person that is not an Affiliate of Buyer. “Claim” has the meaning set forth in Section 7.05. “Claim Notice” has the meaning set forth in Section 7.05. “Closing” has the meaning set forth in Section 2.01. “Closing Cash” means the Cash as of the Effective Time; provided, however, that Closing Cash shall not exceed $400,000. “Closing Date” has the meaning set forth in Section 2.01.

4 “Closing Date Payment” has the meaning set forth in Section 2.03(b). “Closing Indebtedness” means all Indebtedness as of the Closing, which is set forth on Schedule 1.01(a)(i); provided, however, that with respect to the leases recorded as capital leases as of the Closing, all of which are set forth on Schedule 1.01(a)(ii), only the Indebtedness of all such capital leases in excess of $302,500 shall constitute “Closing Indebtedness”; and provided further that those certain other liabilities set forth on Schedule 1.01(a)(iii) shall not constitute “Closing Indebtedness” and shall not be paid at Closing. “Closing Statement” has the meaning set forth in Section 2.04(a). “Closing Statement Due Date” has the meaning set forth in Section 2.04(a). “Closing Working Capital” shall mean the Working Capital as of the Effective Time. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Company” has the meaning set forth in the Recitals. “Company Confidential Information” means any proprietary or confidential information concerning the businesses or affairs of each Company Entity, including information relating to each of their customers, clients, product providers, suppliers, distributors, consultants, independent contractors or employees, price lists and pricing policies, pricing and payment methodology or formulae, financial statements and information, budgets and projections, business plans, Contract terms, production costs, market research, marketing, sales and distribution strategies, manufacturing techniques, processes and business methods, technical information, pending projects and proposals, new business plans and initiatives, research and development projects, inventions, discoveries, ideas, technologies, trade secrets, know-how, formulae, designs, patterns, marks, names, improvements, industrial designs, works of authorship and other Company Intellectual Property, devices, samples, plans, drawings and specifications, photographs and digital images, computer software and programming, and all other confidential information and materials relating to the businesses or affairs, and all notes, analyses, compilations, studies, summaries, reports, manuals, documents, and other materials containing or based in whole or in part on any of the foregoing, whether in verbal, written, graphic, electronic or any other form and whether or not conceived, developed or prepared in whole or in part by any Company Entity. “Company Contracts” has the meaning set forth in Section 4.09(a). “Company Entities” or “Company Entity” means the Company and the Company Subsidiaries. “Company Entity Shares” has the meaning set forth in Section 4.20(c). “Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company. “Company Return” has the meaning set forth in Section 6.06(b)(ii). “Company Software” has the meaning set forth in Section 4.10(f). “Company Subsidiaries” or “Company Subsidiary” means DDI and DIS. “Compliance Plan” has the meaning set forth in Section 4.23(b). 5 “Confidential Information” has the meaning set forth in Section 6.03. “Contracts” has the meaning set forth in Section 4.09(a). “Contributed Shares” has the meaning set forth in the Recitals. “Contribution Agreement” has the meaning set forth in Section 2.05(c). “Coronavirus Pandemic” means the SARS-CoV-2 or COVID-19 coronavirus pandemic, inclusive of any related or associated epidemics, pandemics, or disease outbreaks, including those related to known or unknown variants. “Coronavirus Relief Loans” has the meaning set forth in Section 4.30(a). “Coronavirus Relief Programs” means federal, state, and local Governmental Entity relief programs established in response to the Coronavirus Pandemic, including one or more loans incurred by a borrower under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act) under the U.S. Small Business Administration’s (the “SBA”) Paycheck Protection Program and one or more loans incurred by a borrower under the ARP Act and/or 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act) and any amounts that have not been repaid or forgiven under the SBA Paycheck Protection Program Loans. “COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester or any other Law, order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to the Coronavirus Pandemic, including the CARES Act. “Customer” means any Person, including any hospital, physician practice, clinic, and diagnostic service company, who provides payments, whether directly or indirectly, to any Company Entity or any Affiliate thereof in exchange for products provided or services performed by the Business for such Person or for any other Person. “Customer Agreements” has the meaning set forth in Section 4.23(a). “D&O Indemnitees” has the meaning set forth in Section 6.11(a). “Damages” means losses, Taxes, liabilities, damages, deficiencies, obligations, penalties, fees, costs and expenses (including reasonable, documented attorneys’ fees and disbursements) and any and all claims, demands or suits by any Person, including the costs and expenses of any and all Proceedings, settlements and compromises relating thereto, but excluding punitive damages, except to the extent paid or payable to a third party pursuant to a Third Party Claim. “Data Protection Laws” means all applicable state, federal, or international data protection, data privacy, data security and data transfer Laws, together with the Payment Card Industry Standards. “Data Room” means (a) the electronic data room hosted by Dropbox named “TTG- Sentinal” containing documents and materials relating to the Company Entities and the Business and (b) the electronic data room hosted by Dropbox named “TTG-Sentinel DHI Data Room” containing documents and materials relating to Buyer and Parent. “DDI” means Digirad Diagnostic Imaging, Inc., a Delaware corporation. 6 “Deductible” has the meaning set forth in Section 7.04(a). “Defense Conditions” has the meaning set forth in Section 7.06. “Designated Courts” has the meaning set forth in Section 8.08(b). “DIS” means Digirad Imaging Solutions, Inc., a Delaware corporation. “Disclosure Schedules” means the schedules referred to throughout this Agreement and attached hereto. “Effect” has the meaning set forth in the definition of “Material Adverse Effect”. “Effective Time” means 11:59 p.m., local time, in Pittsburgh, Pennsylvania, on the Closing Date. “EIDL/RRF Grants” means any and all grants, advances or funding with respect to the Coronavirus Relief Programs, including one or more loans incurred by a borrower under the SBA, the ARP Act and/or 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act) and any amounts that have not been repaid or forgiven under the SBA Paycheck Protection Program Loans. “Employees” means those Persons employed by any Company Entity who worked for the Business immediately prior to the Closing. “Employment Matters” has the meaning set forth in Section 4.12(b). “Enforceability Exceptions” means bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar Laws affecting creditors’ rights generally or by general principles of equity. “Environmental Law” means applicable federal, state or local Laws relating to pollution or protection of the environment, public health or worker safety or health or the Release or threatened Release of Hazardous Substances or otherwise relating to the presence, use, storage, generation, handling, production, transportation, treatment, disposal, distribution, labeling, testing, processing, discharge, control or clean-up of any Hazardous Substances. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is part of the same controlled group, or under common control with, or part of an affiliated service group that includes any Company Entity within the meaning of Section 414(b), (c), (m), or (o) of the Code. “Estimated Closing Cash” has the meaning set forth in Section 2.03(a). “Estimated Closing Working Capital” means $8,478,274. “Expense Invoices” has the meaning set forth in Section 2.03(a). “Export and Import Laws” means (a) all applicable United States import and export control laws, rules and regulations, including the Export Administration Regulations (15 C.F.R. Parts 730- 774), the International Emergency Economic Powers Act (50 U.S.C. §§1701–1706), the Export Control Reform Act of 2018 (50 U.S.C. §§4801-4861), the Arm Export Control Act (22 U.S.C. ch. 39), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the customs regulations administered 7 by U.S. Customs and Border Protection of the U.S. Department of Homeland Security and the Foreign Trade Regulations administered by the Census Bureau of the U.S. Department of Commerce, and (b) all applicable import and export control laws, rules and regulations imposed, administered or enforced by any other country or jurisdiction in which any Company Entity does business. “Federal Healthcare Program” means any “federal healthcare program” as defined in 42 U.S.C. § 1320a-7b(f) (including Medicare, state Medicaid programs, TRICARE and similar or successor programs), Governmental Entity specialized care programs (including US Department of Labor’s Workers Compensation Programs such as Energy Employees Occupational Illness Program (EEOICPA), Radiation Exposure Compensation (RECA), Division of Coal Mine Workers’ Compensation (DCMWC) “Black Lung Program”) or any other healthcare or payment program administered or financed in whole or in part by any domestic federal, state or local government and any successor program to any of the above. “Financial Statements” has the meaning set forth in Section 4.05(a). “Fraud” means common law fraud under Delaware Law. “GAAP” means generally accepted accounting principles in the United States of America, as amended from time to time, applied consistently. “Governmental Entity” means any supranational, national, federal, provincial, state or local judicial, legislative, executive, administrative or regulatory agency or other governmental authority (or any department, agency or political subdivision thereof). “Hazardous Substance” means (a) any petroleum, petroleum constituents or petroleum products, flammable, ignitable, corrosive or explosive substances or materials, radioactive materials, biohazardous materials, asbestos in any form that is or could become friable, per- or polyfluoroalkyl substances, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, (b) any chemicals or other materials or substances which are defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “pollutants,” “contaminants” or words of similar import under any Environmental Law, and (c) any other chemical or other material or substance, exposure to which is prohibited, limited or regulated by any Governmental Entity under any Environmental Law. “Healthcare Laws” means any and all Laws of any Governmental Entity pertaining to health regulatory matters applicable to any Company Entity or to payment for any items or services rendered, provided or furnished by any Company Entity and/or through the Business to the extent applicable to any Company Entity, including the following: (a) 42 U.S.C. § 1320a-7b and the regulations promulgated thereunder (the “Anti-Kickback Law”); (b) 42 U.S.C. § 1395nn and the regulations promulgated thereunder (the “Stark Law”); (c) state anti-kickback and physician self-referral; (d) HIPAA or Other Privacy Laws; (e) the civil False Claims Act (31 U.S.C. § 3729 et seq.); (f) any and all Laws promulgated by the Nuclear Regulatory Commission, including as set forth in Title 10 of the Code of Federal Regulations, and any and all similar state Laws promulgated any state who has entered into an agreement with the Nuclear Regulatory Commission (“Agreement State”) as defined in Section 274 of Atomic Energy Act of 1954 (52 U.S.C. § 2021); (g) Laws pertaining to any Federal Healthcare Program; (h) 21 U.S.C. § 301 et. seq., (the Federal Food, Drug, and Cosmetic Act) and the regulations promulgated thereunder (the “FD&C Act”); (i) quality, safety certification and accreditation standards and requirements; (j) the billing, coding or submission of claims or collection of accounts receivable or refund of overpayments; (k) Information Laws; (l) any other Law or regulation of any Governmental Entity which regulates any Services, kickbacks, claims processing, medical record documentation requirements, the hiring of employees or acquisition of services or products from those who have been excluded from government programs, licensure, accreditation or any other aspect

8 of providing healthcare applicable to the operations of any Company Entity; (m) any legally binding coverage determinations and declaratory statements issued by any Governmental Entity; and (n) any state laws regulating medical devices including those on subject matter similar to those under clauses (f) and (h) or dealing with Permits, oversight or training with respect to medical devices, including such rules dealing with radiation emitting devices or those using nuclear material. “Healthcare Permits” has the meaning set forth in Section 4.08(a). “Healthcare Professional” means any licensed, certified, or registered professional clinical practitioner employed by or hired as an Independent Contractor to perform services on behalf of any Company Entity. “HIPAA or Other Privacy Laws” means, collectively (a) the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191 (“HIPAA”), the privacy standards adopted by the U.S. Department of Health and Human Services (“HHS”) as they may be amended from time to time, 45 C.F.R. parts 160 and 164, subparts A and E, the security standards adopted by HHS as they may be amended from time to time, 45 C.F.R. parts 160, 162, and 164, subpart C, and the privacy provisions (Subtitle D) of the Health Information Technology for Economic and Clinical Health Act, Division A, Title XIII of Pub. L. 111-5, as codified at 42 U.S.C. Sections 1320d through d-9, and its implementing regulations, and (b) any other Laws concerning the privacy or security of personal information, including the Gramm-Leach- Bliley Act, state health information privacy and security Laws, state data breach notification Laws and state consumer protection Laws. “HIPAA Policies and Procedures” has the meaning set forth in Section 4.08(b)(vi). “Immediate Family Member” means, with respect to any Person, any child, stepchild, grandchild, parent, stepparent, grandparent, sibling, spouse, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, in each case, of such Person. “Indebtedness” means all obligations or other liabilities of any Company Entity: (a) for borrowed money or issued in substation of or in exchange for borrowed money (whether or not evidenced by bonds, debentures, notes or other similar instruments or debt securities), (b) in respect of letters of credit, bankers’ acceptances or other similar instruments or reimbursement obligations with respect thereto, (c) to pay the deferred purchase price of any asset, property or right (including deferred rent), including earn- outs, payments under non-compete agreements and seller notes, in each case to the fullest extent payable, (d) under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) under an interest rate, currency or other swap, cap, floor or collar agreement, hedge agreement, forward contract or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement (including any termination or breakage fees), (f) created or arising under any conditional sale or other title retention agreement, (g) secured by Liens on the property of any Company Entity, (h) guaranteed or assured, directly or indirectly, by any Company Entity, (i) under any mortgage, deed of trust, indenture, security agreement or other agreement securing any of the foregoing obligations, (j) for current liabilities of the Business, including accrued or earned but unpaid (or incurred but not yet paid) bonus, commission, payroll, vacation, or retirement plan contribution expenses or liabilities, together, in each case, with any associated employer payroll Taxes and any benefit plan matching contributions, in each case arising or attributable (in whole or in part) to periods prior to the Closing Date, (k) for any defined benefit pension, multiemployer pension, post-retirement health and welfare benefit, any unpaid termination or severance liabilities currently being paid or payable in respect of employees and service providers of any Company Entity who terminated employment or whose services to any Company Entity have ceased (as applicable) prior to the Closing and deferred compensation liabilities of any Company Entity, or other 9 similar obligations that are owed to current or former employees, service providers, officers, or directors, but excluding any such obligations to any such Persons who are terminated with the consent of Buyer or following the Closing, together, in each case, with any associated employer payroll Taxes and any benefit plan matching contributions, (l) for any payments received in connection with any Coronavirus Relief Programs, including any amounts that have not been repaid or forgiven under any PPP Loans and any deferral of payment of the employer’s share of the Social Security employment Tax, (m) for any other deferred compensation payment or any deferred rental payment, (n) for any unpaid Taxes for any Pre- Closing Tax Period or Pre-Closing Straddle Period, including any Taxes deferred pursuant to the CARES Act or any other Law, (o) for customer deposits and other cash advances, (p) for any declared but unpaid distributions, and (q) all principal, interest, premiums, penalties, breakage fees, costs and expenses, whether accrued or otherwise, with respect to obligations or other liabilities of the types described in clauses (a) through (p) above. Notwithstanding the foregoing, “Indebtedness” shall not include any liability or obligation included in the definition of “Working Capital” or “Transaction Expenses”. “Indemnified Party” means any Buyer Indemnitee or Seller Indemnitee claiming it may be entitled to indemnification under Article VII. “Indemnifying Party” means the Party against whom a Claim for indemnification under Article VII is sought. “Independent Contractor” means a business entity or self-employed individual that provides services pursuant to a Contract and who has been or should have been issued a Form 1099-NEC by a Company Entity. “Information Laws” means all applicable Laws concerning the privacy and/or security of personal data of or concerning an individual (including “Protected Health Information” as that term is defined under HIPAA), including, where applicable, HIPAA, state data breach notification Laws, state social security number protection Laws, the Federal Trade Commission Act of 1914, and state consumer protection Laws. “Initial Defense Conditions” has the meaning set forth in Section 7.06. “Insurance Policies” has the meaning set forth in Section 4.19(a). “Insurance Term” has the meaning set forth in Section 6.11(b). “Intellectual Property” means all intellectual property rights of every kind including all (a) all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, (b) Trademarks and service marks (registered or unregistered) and registrations and applications for registration thereof, (c) copyrights (registered or unregistered) and registrations and applications for registration thereof, (d) trade secrets and (e) other proprietary rights in Technology of every kind and nature. “Intended Tax Treatment” has the meaning set forth in Section 6.06(a)(ii). “Inventory” means all inventory (including all isotope and related inventory), furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones, nuclear and other camera equipment and systems (including such equipment and systems on lease to Customers), finished goods, raw materials, work in progress, packaging, parts (including spare parts), and other inventories and tangible personal property owned by or held by a third party for the benefit of any Company Entity, whether or not in the possession of a Company Entity. 10 “IP Assignments” has the meaning set forth in Section 4.10(e). “IP Licenses” has the meaning set forth in Section 4.10(c). “Judgment” means any judgment, order, writ, injunction, ruling, decision, award or decree of a Governmental Entity. “Knowledge of Seller” means the actual knowledge, after such Person’s reasonable inquiry of his or her direct reports and after such Person’s reasonable review of his or her physical and electronic files (including email) readily accessible to such Person, of Richard Coleman, Jeffrey Eberwein, Marty Shirley, David Noble, Hannah Bible and Angela Graber. “Law” or “Laws” means any applicable United States and non-U.S. federal, state or local statute, law, ordinance, rule, regulation, principle of common law, code or Judgment issued by any Governmental Entity. “Lease Agreement” has the meaning set forth in Section 4.17(b). “Leased Real Property” has the meaning set forth in Section 4.17(b). “Liability” means any liability or obligation of whatever kind or nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), including any liability for Taxes. “Lien” means any mortgage, pledge, lien, security interest, easement, encumbrance, bailment, hypothecation, deed of trust, conditional sales and title retention agreement (including any lease in the nature thereof), charge or other similar arrangement or interest in real or personal property. “Material Adverse Effect” means, with respect to the Business, any effect, event, occurrence, development or change (each, an “Effect”) that, when considered individually or in the aggregate with all other such Effects, has had or would reasonably be expected to have a material adverse effect on the results of operations, financial condition, assets, or properties of the Company Entities, taken as a whole; provided, however, that “Material Adverse Effect” shall not include any Effect, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Company Entities operate; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of a Buyer Party; (vi) any changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (vii) any natural or man-made disaster or acts of God; (viii) any epidemics, pandemics, disease outbreaks, or other public health emergencies, including the Coronavirus Pandemic; or (ix) any failure by the Company Entities to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); provided, that any event, change or occurrence described in clauses (i), (ii), (iii), (iv), (vii), and (viii) above will not be precluded from being or having, or taken into account in determining whether there has been or will be, a “Material Adverse Effect” if it disproportionately adversely impacts the Company Entities when compared to other substantially similar businesses in the markets in which the Company Entities operate. “Material Customers” has the meaning set forth in Section 4.23(a). 11 “Material Suppliers” has the meaning set forth in Section 4.22(a). “Most Recent Balance Sheet” has the meaning set forth in Section 4.05(a). “Most Recent Parent Balance Sheet” has the meaning set forth in Section 5.10(a). “New Units” means Class F Units of Parent having the rights and preferences set forth in the Parent LLC Agreement. “NewCo” has the meaning set forth in Section 6.06(a)(ii). “Note” has the meaning set forth in Section 2.02. “Notice of Objection” has the meaning set forth in Section 2.04(b)(i). “NRC” has the meaning set forth in Section 4.08(b)(i). “Objection Period” has the meaning set forth in Section 2.04(b)(i). “Off-the-Shelf Licenses” has the meaning set forth in Section 4.09(a)(ix). “Ongoing Defense Conditions” has the meaning set forth in Section 7.06. “Other Privacy Laws” means any applicable laws concerning the privacy or security of personally identifiable information, excluding HIPAA, and including the privacy provisions of Family Educational Rights and Privacy Act of 1974, as amended, the Controlling Assault of Non-Solicited Pornography and Marketing Act of 2003, as amended (CAN-SPAM), state health information privacy and security laws, state data breach notification laws, state consumer protection laws that apply to that information, and including laws related to obtaining from (direct and indirect) current and prospective patients and customers express consent to collect, store, use, display, distribute and transfer, electronically or otherwise, such personal information. “Parent” has the meaning set forth in the Recitals. “Parent Balance Sheet Date” has the meaning set forth in Section 5.10(a). “Parent Financial Statements” has the meaning set forth in Section 5.10(a). “Parent LLC Agreement” means that certain Third Amended and Restated Limited Liability Company Agreement of Parent, dated as of the date hereof, as amended. “Parent Units” has the meaning set forth in Section 5.11(a). “Party” or “Parties” has the meaning set forth in the Preamble. “Payoff Letters” has the meaning set forth in Section 2.03(a). “Permits” has the meaning set forth in Section 4.07(b). “Permitted Lien” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet due or payable or those set forth on Schedule 1.01(b)(i), each of which is being contested in good faith and by appropriate proceedings, and in each case for which adequate reserves (as determined in accordance with GAAP) have been established on the Most Recent

12 Balance Sheet with respect thereto; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar Liens arising by operation of law and in the ordinary course of business that are not yet due or payable or those set forth on Schedule 1.01(b)(ii), each of which is being contested in good faith and by appropriate proceedings, and in each case for which adequate reserves (as determined in accordance with GAAP) have been established on the Most Recent Balance Sheet with respect thereto; (iii) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of the Company Subsidiaries; (iv) statutory, common law or contractual liens of landlords under real property leases; (v) liens against the fee interests of the landlord or owner of any Company properties unless caused by the Company or any of the Company Subsidiaries; and (vi) the Liens set forth on Schedule 1.01(b)(iii). “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity or a Governmental Entity. “Personal Information” means personally identifiable information pertaining to an individual that is regulated or protected by one or more federal or state information privacy or security Laws or Other Privacy Laws, including “Protected Health Information” as that term is defined under HIPAA or any applicable Data Protection Law. “Plan” has the meaning set forth in Section 4.13(a). “Post-Closing Tax Period” means any taxable period (or portion thereof) that ends after the Closing Date. “PPP Loans” means, collectively, all Paycheck Protection Program loans provided to any Company Entity. “Pre-Closing Sales and Use Taxes” means any state or local sales or use Tax imposed on or payable by any Company Entity with respect to any sales of goods or services occurring on or before the Closing Date. “Pre-Closing Straddle Period” means the portion of a Straddle Period that ends on the Closing Date. “Pre-Closing Tax Period” means any taxable period (or portion thereof) that ends on or before the Closing Date. “Proceeding” means any action, suit, claim, hearing, proceeding, charge, arbitration, investigation, or mediation by any Person or any investigation or audit by any Governmental Entity. “Purchased Shares” has the meaning set forth in the Recitals. “Receivables” has the meaning set forth in Section 4.05(c). “Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property. 13 “Representatives” means, with respect to a Person, such Person’s Affiliates and their respective directors, managers, officers, employees, attorneys, accountants, representatives, financial advisors, lenders or other sources of debt financing, consultants and other agents. “Resolution Period” has the meaning set forth in Section 2.04(b)(ii). “Restricted Employee” means any Person who (a) is employed by any Company Entity; (b) was employed by any Company Entity prior to the Closing Date or during the Restricted Period; or (c) was formerly employed by any Company Entity within the twelve (12) month period prior to such hiring or solicitation; provided, however, that “Restricted Employee” shall not include (i) any employee of the Seller immediately prior to Closing set forth on Schedule 1.01(c)(i), or (ii) any Employee identified by the Buyer prior to the Closing set forth on Schedule 1.01(c)(ii). “Restricted Partner” means (a) any customer, salesperson, supplier, vendor, independent contractor, representative, agent, licensee, or other Person transacting business with any Company Entity at any time during the twelve (12) months prior to the Closing Date; and (b) any customer, salesperson, supplier, vendor, independent contractor, representative, agent, licensee, or other Person transacting business with Buyer, any Company Entity, and any of their Affiliates or Subsidiaries at any time during the Restricted Period. “Restricted Period” has the meaning set forth in Section 6.04(a). “Restricted Territory” has the meaning set forth in Section 6.04(a). “Rollover Equity” has the meaning set forth in the Recitals. “Rollover Equity Per Unit Value” means $1.00 per unit. “Rollover Equity Value” has the meaning set forth in the Recitals. “Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including a Person (a) that is listed on any publicly-available Sanctions-related list of designated Persons maintained by a Sanctions Authority; (b) that is organized or resident in a Sanctioned Territory; (c) that is fifty percent (50%) or more owned, directly or indirectly, in the aggregate by one or more Persons described in clauses (a) or (b) above; (d) that is controlled by one or more Persons described in clauses (a), (b) or (c) above; or (e) with whom a U.S. Person is otherwise prohibited or restricted by Sanctions from engaging in trade, business or other activities. “Sanctioned Territory” means, at any time, any country or territory subject to comprehensive countrywide or territory-wide Sanctions broadly restricting or prohibiting dealings with such country, territory or nationals thereof (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s, the so-called Luhansk People’s Republic, and the Crimea Regions of Ukraine). “Sanctions” means all applicable economic or financial sanctions or trade embargoes imposed, administered, or enforced by a Sanctions Authority. “Sanctions Authority” means each of (a) the U.S. government, including those administered by the U.S. Treasury Department’s Office of Foreign Assets Control (OFAC), the U.S. Department of Commerce or the U.S. Department of State, (b) the European Union or its Member States, (c) His Majesty’s Treasury of the United Kingdom, (d) the United Nations Security Council, and (e) the government of any other country in which any Company Entity regularly does business. 14 “SBA” has the meaning set forth in the definition of “Coronavirus Relief Programs”. “Section 336(e) Agreement” has the meaning set forth Section 6.06(a)(i). “Section 336(e) Elections” has the meaning set forth Section 6.06(a)(i). “Securities Act” has the meaning set forth in Section 4.28. “Seller” has the meaning set forth in the Preamble. “Seller Covered Person” has the meaning set forth in Section 6.04(d). “Seller Indemnifying Parties” has the meaning set forth in Section 7.02. “Seller Indemnitees” has the meaning set forth in Section 7.03. “Seller Parties” has the meaning set forth in the Preamble. “Seller Party Releasor” has the meaning set forth in Section 6.05. “Seller Return” has the meaning set forth in Section 6.06(b)(i). “Seller Specified Representations” means Section 3.01 (Organization and Good Standing), Section 3.02 (Authority), Section 3.03 (Non-Contravention), Section 3.04 (Acquired Shares), Section 4.01 (Organization and Good Standing), Section 4.02 (Authority), Section 4.03 (Title to Assets) (first two (2) sentences only), Section 4.04 (Governmental Authorization), Section 4.06 (Non- Contravention), Section 4.16 (Brokerage Fees), Section 4.18 (Tax Matters), Section 4.20 (Capitalization), and Section 4.28 (Investment Matters). “Seller Taxes” means any of the following Taxes, in each case, regardless of whether any such Taxes are reflected or shown as due or payable on any Tax Return, and regardless of whether any such Taxes are assessed, payable, or due prior to, on, or after the Closing Date: (a) any and all Taxes imposed on or payable by Seller or any of its Affiliates (excluding any Company Entity), regardless of the Tax period to which such Taxes relate; (b) any and all Taxes imposed on or payable by any Company Entity, or for which any Company Entity (or any assets or properties thereof) may be liable or subject, to the extent such Taxes are attributable to any Pre-Closing Tax Period or the pre-closing portion of any Straddle Period; (c) any and all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which any Company Entity (or any member or predecessor thereof) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local, or foreign Law; (d) any and all Taxes of any Person imposed on or payable by any Company Entity (or for which any Company Entity has an obligation to pay, fund or reimburse), as a transferee or successor, by Contract or pursuant to any Law or otherwise, which Taxes relate to an event or transaction occurring on or prior to the Closing Date; (e) any Taxes of any Company Entity resulting from or attributable to the valid Section 336(e) Elections; (f) any Taxes arising from the conversion of any of the Company Entities to a limited liability company (treated as a disregarded entity) within five (5) Business Days following the Closing Date that are attributable to one or more invalid Section 336(e) Elections solely arising from the failure by the Seller to timely enter into the Section 336(e) Agreement or the breach by Seller of any of its obligations under Section 6.06(a)(i) of this Agreement; (g) the employer’s portion of any payroll and employment Taxes and any withholding Taxes imposed with respect to any compensatory payments made pursuant to this Agreement (including amounts paid as bonus or incentive compensation); (h) any transfer Taxes for which Seller is responsible pursuant to Section 6.06(c); and (i) any Liability for Taxes of any Buyer Indemnitee in taxable periods (or portions thereof) occurring after the Closing Date arising from the 15 forgiveness of all or any portion of the PPP Loans, including as a result of any disallowed Tax deductions in such periods attributable to expenses of any Buyer Indemnitee that would have been deductible but for the forgiveness of the PPP Loans pursuant to applicable Law. Notwithstanding the foregoing, “Seller Taxes” shall not include any Taxes taken into account in Closing Working Capital, Closing Indebtedness or Transaction Expenses, in each case, as finally determined pursuant to Section 2.04(b). “Services” means the services provided by any Company Entity, including the services constituting the Business. “Stark Law” has the meaning set forth in the definition of “Healthcare Laws.” “Straddle Period” means taxable periods beginning before or on, and ending after, the Closing Date. “Subsidiary” or “Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which, (a) if a corporation or a limited liability company or limited partnership (with voting securities), a majority of the total voting power of shares of stock or similar equity or ownership interest thereof entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees (or members of any similar governing body) thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company (without voting securities), a partnership, an association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, a partnership, an association, or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director, managing member, or general partner (or equivalent) of such limited liability company, partnership, association, or other business entity. “Tail Policy” means tail insurance coverage for the Company Entities’ employment practices liability insurance for any Company Entity actions purportedly occurring prior to the Closing, for a three (3) year term after the Closing Date. “Tail Policy Cost” means all fees, costs, and expenses of obtaining the Tail Policies. “Tax” and “Taxes” means (a) any and all federal, state, county, local, municipal, foreign and other taxes, fees, assessments, duties or charges of any kind whatsoever, including all corporate franchise, income, sales, use, ad valorem, receipts, value added, profits, license, withholding, payroll, employment, excise, premium, property, customs, net worth, capital gains, transfer, stamp, documentary, social security, environmental, alternative minimum, occupation, recapture and other taxes, and including obligations under applicable escheat or unclaimed property Laws, together with any interest, penalty, or additional amounts imposed with respect of the foregoing, whether disputed or not; (b) any Liability for the payment of any amounts of the type described in clause (a) as a result of being a member of, or a successor of, an affiliated, combined, consolidated or unitary group for any taxable period; and (c) any Liability for the payment of any amounts of the type described in clause (a) or (b) as a result of being a transferee of or successor to any Person (whether by merger, conversion or otherwise), or as a result of any legal or contractual obligation (express or implied) to pay such amounts to or on behalf of another Person or to indemnify any Person with respect to such amounts. “Tax Authority” means any federal or state Governmental Entity responsible for the imposition, collection, administration or enforcement of any Tax in any jurisdiction.

16 “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Technology” means all confidential and proprietary information, know-how, techniques, inventions (whether or not patented or patentable), algorithms, routines, software, files, databases, data collections, formulas, works of authorship or processes, web site addresses, domain names and all instantiations of the foregoing in any form and embodied in any media. “Third Party Claim” means a Claim for indemnification under Article VII based on any action, suit, Proceeding, claim, demand, or assessment by any third party. “Trademarks” means any word, name, symbol, color, designation or device or any combination thereof, whether registered or unregistered, including any trademark, trade dress, service mark, service name, brand mark, trade name, brand name, logo, business symbol, slogan, domain name or other designation of origin and all registrations and registration applications relating thereto, as well as all goodwill associated with or symbolized thereby. “Transaction Documents” means this Agreement and the Ancillary Agreements. “Transaction Expenses” means all (a) unpaid fees, costs and expenses incurred by any Company Entity in connection with the negotiation, documentation and consummation of the Transactions, including all fees, expenses, disbursements and other similar amounts paid to attorneys, financial advisors or accountants, including fifty percent (50%) of the Tail Policy Costs, and (b) all change of control, severance, bonus, stock appreciation, phantom stock or similar payments due by any Company Entity to any Person, and other accelerations or increases in rights or benefits of any Company Entity’s employees (whether payable or occurring prior to, on or after the Closing Date), under any plan, agreement or arrangement of any Company Entity, which obligation, in each case, arises either on or before the Closing Date or in whole or in part as a result of the consummation of the Transactions, including all Taxes that are payable by any Company Entity in connection with or as a result of the payment of such obligations. Notwithstanding the foregoing, “Transaction Expenses” shall not include any liability or obligation included in the definition of “Working Capital”. “Transactions” means the transactions contemplated by, or described in, the Transaction Documents. “Treasury Regulations” means the Treasury Regulations promulgated under the Code, as such Treasury Regulations may be amended and in effect from time to time. “TTG Holdings” has the meaning set forth in Section 5.10(a). “WARN” means the Worker Adjustment and Retraining Notification Act of 1988, as amended. “Working Capital” means (a) the current assets of the Company Entities, minus (b) the current liabilities of the Company Entities, in each case, in accordance with the Working Capital Example. “Working Capital Example” means the example Working Capital calculation set forth on Annex I hereto. 17 ARTICLE II Acquired Shares; Closing SECTION 2.01. Closing. The closing of the Transactions (the “Closing”) shall take place remotely by electronic delivery of signatures and other closing deliverables, or at such other place or via such other means as the Parties may agree, on the date hereof (the “Closing Date”). The Closing shall be deemed to occur and be effective at the Effective Time. SECTION 2.02. Purchase, Sale, and Contribution of Equity. Upon and subject to the terms and conditions of this Agreement, (a) at the Closing, Seller hereby shall sell, assign, transfer and deliver to Buyer, free and clear of all Liens other than restrictions under applicable state and federal securities Laws, and Buyer shall purchase and acquire from Seller, all of Seller’s right, title, and interest in, to, and under the Purchased Shares, (b) at the Closing, pursuant to the Contribution Agreement, Seller shall contribute, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws), and Parent shall accept as a contribution from Seller, all of Seller’s right, title, and interest in, to, and under the Contributed Shares, (c) at the Closing, in consideration of the Purchased Shares, Buyer or an Affiliate of Buyer shall (i) pay to Seller the Closing Date Payment and (ii) deliver to Seller a promissory note in a principal amount of $7,000,000 (the “Note”), payable pursuant to the terms of the Note, and (d) pursuant to the Contribution Agreement, in consideration of the Contributed Shares, at the Closing, Parent shall issue to Seller the Rollover Equity, which the Parties agree have a value of $6,000,000. SECTION 2.03. Closing Date Payment. (a) Determination of Closing Date Payment. At least two (2) Business Days prior to the Closing Date, Seller delivered to Buyer a certificate, duly executed by Seller, setting forth (i) an estimate, prepared by the Company in good faith, of the Closing Cash (the “Estimated Closing Cash”), (ii) a calculation of the Closing Indebtedness (the “Certified Closing Indebtedness”), together with payoff letters (“Payoff Letters”) or other documentation in form and substance reasonably acceptable to Buyer indicating the amount required to discharge, upon receipt of payments specified in the applicable Payoff Letter or other documentation, the Closing Indebtedness and any Lien securing the Closing Indebtedness as well as authorizations to file any applicable UCC-3 termination statements and other documents required to evidence the release of such Liens, in each case, in proper form, (iii) a calculation of the Transaction Expenses (the “Certified Transaction Expenses”), together with invoices or other documents (the “Expense Invoices”) in customary form and substance, which may be redacted to preserve privilege where applicable, evidencing the amount of the Transaction Expenses, and (iv) based on such estimates and calculations, a calculation of the Closing Date Payment in accordance with Section 2.03(b), along with true, correct, and complete copies of the estimated balance sheet of the Company Entities as of the Closing Date, prepared by the Company in good faith and in a manner consistent with the preparation of the Financial Statements and upon which such estimates and calculations are based. (b) Payment of Closing Date Payment. Subject to the terms and conditions of this Agreement, at the Closing, Buyer (or one or more of its Affiliates as Buyer may designate to Seller in writing) shall pay or cause to be paid to Seller, in immediately available funds by wire transfer to one or more bank accounts designated in writing by Seller at least one (1) Business Day prior to the Closing Date, an amount (the “Closing Date Payment”) equal to the Cash Consideration, adjusted as follows: (i) plus the Estimated Closing Cash; (ii) minus the Certified Closing Indebtedness, which Buyer shall pay or cause to be paid to the holders thereof on behalf of the Company Entities or Seller, as applicable, by wire 18 transfer of immediately available funds in accordance with the applicable Payoff Letters, to the extent applicable; and (iii) minus the Certified Transaction Expenses, which Buyer shall pay or cause to be paid to the appropriate payees in accordance with invoices submitted therefor, if applicable, on behalf of the Company Entities or Seller, as applicable, by wire transfer of immediately available funds. SECTION 2.04. Post-Closing Cash Consideration Adjustments. (a) Closing Statement. No later than 90 days after the Closing Date (the “Closing Statement Due Date”), Buyer shall prepare and deliver to Seller a statement prepared by Buyer in good faith and in a manner consistent with the preparation of the Financial Statements (the “Closing Statement”), setting forth Buyer’s calculation of (i) the Closing Working Capital, which shall be prepared in accordance with the Working Capital Example, (ii) the Closing Cash, (iii) the Closing Indebtedness, (iv) the Transaction Expenses, and (v) based on the foregoing, the Adjustment Amount, if any. If Buyer fails to deliver to Seller a Closing Statement within five (5) Business Days after Buyer’s receipt of written notice from Seller in accordance with Section 8.04 hereof that Buyer has failed to timely deliver to Seller a Closing Statement by the Closing Statement Due Date, the Estimated Closing Working Capital, Estimated Closing Cash, Certified Closing Indebtedness, Certified Transaction Expenses and Closing Date Payment as calculated and delivered by Seller pursuant to Section 2.03(a) herein shall be deemed final and binding on the Parties. (b) Objections; Resolutions of Disputes. (i) Unless Seller delivers to Buyer in writing, within forty-five (45) days (such forty- five (45)-day period, the “Objection Period”) after Buyer’s delivery of the Closing Statement, a detailed statement describing Seller’s objections to Buyer’s computation of the Closing Working Capital, the Closing Cash, the Closing Indebtedness, and the Transaction Expenses set forth therein (the “Notice of Objection”), the Closing Statement and such computations shall become final and binding on the Parties for the purposes of this Section 2.04. If the Notice of Objection is delivered and it does not object to one or more of the amounts of the Closing Working Capital, the Closing Cash, the Closing Indebtedness, or the Transaction Expenses, in each case as set forth on the Closing Statement, then the item(s) for which no objection was made shall be conclusive and binding upon the Parties. Following the delivery of the Closing Statement and for purposes of Seller’s review of the Closing Statement and preparation of the Notice of Objection, Buyer shall, to the extent reasonably necessary to review the Closing Statement, at Seller’s request, provide Seller and its Representatives reasonable physical access during business hours or digital access (or electronic access in the event digital access is unavailable) to the books and records of and relating to the Business. The Notice of Objection shall reasonably specify the basis for the objections set forth therein. Seller and Buyer acknowledge that the sole purpose of the determination of the Closing Working Capital, the Closing Cash, the Closing Indebtedness, and the Transaction Expenses is to adjust the Cash Consideration and the Closing Date Payment so as to reflect the difference between the Estimated Closing Working Capital, the Estimated Closing Cash, the Certified Closing Indebtedness, and the Certified Transaction Expenses, on one hand, and the Closing Working Capital, the Closing Cash, the Closing Indebtedness, and the Transaction Expenses, on the other hand. For the avoidance of doubt, (A) Seller may neither deliver the Notice of Objection at any time after the Objection Period nor deliver more than one (1) Notice of Objection without the written consent of Buyer, and (B) Buyer may not deliver more than one (1) Closing Statement without the written consent of Seller. 19 (ii) If Seller provides the Notice of Objection to Buyer within the Objection Period, Buyer and Seller shall, during the thirty (30)-day period following Buyer’s receipt of the Notice of Objection (the “Resolution Period”), attempt in good faith to resolve Seller’s objections. During the Resolution Period, Buyer and its Representatives shall be permitted to review the working papers of Seller and its accountants relating to the Notice of Objection and the basis therefor. If Buyer and Seller are unable to resolve all such objections within the Resolution Period, the matters remaining in dispute shall be submitted to a qualified independent accounting firm of recognized national standing that is mutually acceptable to Buyer and Seller (the “Auditor”). If Seller and Buyer are unable to agree on a mutually acceptable Auditor, then they each shall select an independent accounting firm of nationally recognized reputation and such firms shall mutually select a third firm of nationally recognized reputation to serve as the Auditor. The Auditor shall be engaged pursuant to an engagement letter among Buyer, Seller, and the Auditor. The Auditor shall resolve only those matters set forth in the Notice of Objection remaining in dispute and shall not otherwise investigate any matter independently. Buyer and Seller each agree to furnish to the Auditor access to such Persons and such information, books, and records as may be reasonably required by the Auditor to make its final determination. Buyer and Seller shall also instruct the Auditor to render its reasoned written decision as promptly as practicable but in no event later than thirty (30) days from the date that information related to the unresolved objections is presented to the Auditor by Buyer and Seller. With respect to each disputed line item, such decision, if not in accordance with the position of either Buyer or Seller, shall not be in excess of the higher, nor less than the lower, of the amounts advocated by Buyer in the Closing Statement or Seller in the Notice of Objection with respect to such disputed line item. The resolution of disputed items by the Auditor shall be final and binding on the Parties for the purposes of this Section 2.04, and the determination of the Auditor shall constitute an arbitral award that is final, binding and non- appealable and upon which a Judgment may be entered by a court having jurisdiction thereover. (iii) The fees, costs and expenses of the Auditor shall be allocated to and borne by Seller and Buyer based on the inverse of the percentage that the Auditor’s determination (before such allocation) bears to the total amount of the total items in dispute as originally submitted to the Auditor. For example, should the items in dispute total in amount to $1,000 and the Auditor awards $600 in favor of Seller’s position, sixty percent (60%) of the costs of its review would be borne by Buyer and forty percent (40%) of such costs would be borne by Seller. (c) Adjustment Amount. The Closing Date Payment shall be (i) increased by the amount by which the Closing Working Capital exceeds the Estimated Closing Working Capital, or decreased by the amount by which the Estimated Closing Working Capital exceeds the Closing Working Capital, (ii) increased by the amount by which the Closing Cash exceeds the Estimated Closing Cash or decreased by the amount by which the Estimated Closing Cash exceeds the Closing Cash, (iii) decreased by the amount by which the Closing Indebtedness exceeds the Certified Closing Indebtedness or increased by the amount by which the Certified Closing Indebtedness exceeds the Closing Indebtedness, and (iv) decreased by the amount by which the Transaction Expenses exceeds the Certified Transaction Expenses or increased by the amount by which the Certified Transaction Expenses exceeds the Transaction Expenses (the net amount of such increases or decreases, the “Adjustment Amount”). (d) Payment of Adjustment Amount. Within three (3) Business Days after the Adjustment Amount has been finally determined in accordance with Section 2.04(b), (i) if the Adjustment Amount reflects an increase to the Closing Date Payment, Buyer shall pay to Seller the amount of the Adjustment Amount (taking into account any previously paid undisputed portion), and (ii) if the Adjustment Amount reflects a decrease to the Closing Date Payment, subject to Section 7.10, Seller shall pay directly to Buyer the absolute value of the Adjustment Amount (taking into account any previously paid undisputed portion). Any cash payment hereunder shall be made by wire transfer of immediately available funds to an account

20 or accounts designated in writing by Buyer or Seller, as the case may be (such designation to be made at least two (2) Business Days prior to the date on which such payment is due). Notwithstanding anything to the contrary herein, the Parties agree that if the payment of the Adjustment Amount pursuant to this Section 2.04(d) would otherwise result in the Rollover Equity Value constituting twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares, such that the Section 336(e) Elections would no longer be valid, the Parties will use commercially reasonable efforts to agree to an adjustment as necessary to ensure that the Rollover Equity Value does not equal or exceed twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares; provided that if the Parties cannot so agree, the Buyer’s Tax Return preparer will make the determination pursuant to this Section 2.04(d). SECTION 2.05. Deliveries by Seller. At the Closing, Seller will deliver or cause to be delivered to Buyer and Parent (unless delivered previously) each of the following: (a) stock certificates evidencing the Acquired Shares, free and clear of all Liens, duly endorsed or accompanied by stock powers or other instruments of transfer duly executed as may be necessary to transfer the Acquired Shares; (b) the Note, duly executed by Seller; (c) such documents as Parent may reasonably request with respect to Seller’s admittance as a member of Parent with respect to the Contributed Shares (including a Contribution Agreement in the form agreed to by Parent and Seller (the “Contribution Agreement”), and a Joinder in the form agreed to by Parent and Seller (the “Joinder”)), each duly executed by Seller; (d) certificates of the secretary of Seller and the Company, each certifying that all corporate approvals necessary to consummate the Transactions to which Seller or the Company, as applicable, is a party have been obtained, duly executed by or on behalf of Seller or the Company, as applicable, and attaching thereto: (i) true, correct, and complete copies of the articles of incorporation, bylaws, and shareholders’ agreements (if any) of Seller or the Company, as applicable, and (ii) a copy of the resolutions of the board of directors of Seller or the Company, as applicable, evidencing the approval of the Transaction Documents to which Seller or the Company, as applicable, is a party and the Transactions; (e) an IRS Form W-9 properly completed by each Seller Party; (f) certificates of the Secretary of State of the applicable states of incorporation and of foreign qualification, in each case as of a recent date prior to Closing Date, establishing that Seller and each Company Entity is in existence and otherwise is in good standing to transact business; (g) the written resignation, dated as of the Closing Date and effective as of the Closing, of each director, and officer, as applicable, of each Company Entity, duly executed by such individual; (h) all consents, approvals, notices and filings set forth on Schedule 2.05(h); (i) employment agreements or offer letters, by and between the applicable Company Entity, on one hand, and each individual set forth on Schedule 2.05(i), on the other hand, duly executed by the applicable Company Entity and such individuals; (j) those lease agreements, amendments, and assignments set forth on Schedule 2.05(j), dated as of the Closing Date, duly executed by the parties thereto; 21 (k) evidence reasonably satisfactory to Buyer of the termination of the agreements set forth on Schedule 2.05(k); (l) the Payoff Letters; (m) the Expense Invoices; (n) evidence that the Tail Policy will be in effect as of the Closing Date; (o) confirmation, reasonably satisfactory to Buyer, from the carrier of each Insurance Policy maintained on a claims-made basis (other than the Company Entities’ employment practices liability insurance) that such carrier has agreed to endorse the applicable Insurance Policies immediately after the Closing, such that each such Insurance Policy will remain in full force and effect following the Transaction and Buyer’s ownership of the Company Entities; (p) an executed copy of the Section 336(e) Agreement by and between Seller and the Company Entities in the form satisfactory to Buyer; and (q) such other documents and certificates as Buyer may reasonably request or as may be required pursuant to this Agreement. SECTION 2.06. Deliveries by Buyer and Parent. At the Closing, Buyer and Parent shall deliver or cause to be delivered to Seller (unless previously delivered) each of the following: (a) the Closing Date Payment pursuant to Section 2.03(b); (b) the Rollover Equity, the Contribution Agreement and the Joinder, as executed by Parent and Seller; (c) the Note, duly executed by Buyer or an Affiliate of Buyer in favor of Seller; (d) (i) a certificate of the Pennsylvania Secretary of State, dated as of a recent date prior to the Closing Date, establishing that Buyer is in existence and otherwise in good standing to transact business and (ii) a certificate of the Delaware Secretary of State, dated as of a recent date prior to the Closing Date, establishing that Parent is in existence and otherwise is in good standing to transact business; and (e) certificate of the secretary of Buyer and Parent, each certifying that all limited liability company approvals necessary to consummate the Transactions to which Buyer or Parent, as applicable, is a party have been obtained, duly executed by or on behalf of Buyer or Parent, as applicable, and attaching a copy of the resolutions of the managers of Buyer or Parent, as applicable, evidencing the approval of the Transaction Documents to which Buyer or Parent, as applicable, is a party and the Transactions. SECTION 2.07. Withholding Rights. If it is determined, and mutually agreed-upon by Buyer and Seller, that Buyer is required under the Code or any applicable provision of any state, local, or foreign Tax Law to deduct and withhold from the consideration otherwise payable hereunder, Buyer shall be entitled to deduct and withhold all such amounts. If Buyer determines in good faith that any such deduction or withholding is required, Buyer shall notify Seller in writing that such deduction or withholding is required (along with the grounds therefor), and Buyer and Seller shall cooperate in good faith to determine and mutually agree that such deduction or withholding is required under the Code or any such applicable provision of any state, local, or foreign Tax Law prior to Buyer deducting and withholding from any such amounts. To the extent that any such amount is so deducted and withheld by Buyer, such amount shall be 22 paid over to, or deposited with, the relevant Tax Authority and shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. ARTICLE III Seller Representations and Warranties Seller represents and warrants to Buyer and Parent that the statements contained in this Article III are true and correct as of the date hereof. SECTION 3.01. Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to own the Acquired Shares. Seller is qualified or licensed to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership, use, licensing, or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing, or admission necessary, except where the failure to be so qualified, licensed or in good standing would not have a Material Adverse Effect. SECTION 3.02. Authority. Seller has all necessary corporate power and authority to execute and deliver each Transaction Document to which it is a party, to carry out or cause to be carried out its obligations thereunder, and to consummate the Transactions to which it is a party. Each of the Transaction Documents to which Seller is a party has been duly authorized by all necessary action on the part of Seller and has been duly executed and delivered by Seller and, assuming the valid execution and delivery by Buyer and/or Parent, if and as applicable, constitutes the valid and legally binding obligation of Seller in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a proceeding in equity or law). When each other Transaction Document to which Seller is or will be a party has been duly executed and delivered by Seller, assuming the valid execution and delivery by Buyer and/or Parent, as applicable, such other Transaction Document will constitute a valid and legally binding obligation of Seller in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a Proceeding in equity or law). SECTION 3.03. Non-Contravention. None of the execution and delivery of the Transaction Documents by Seller, the consummation by Seller of the Transactions or compliance by Seller with any of the provisions thereof will (a) conflict with or result in any breach of any provisions of the corporate organizational documents of Seller, (b) subject to obtaining the consents set forth on Schedule 3.03, conflict with, or result in the breach of, constitute a default under or result in the termination, cancellation or acceleration (whether after the giving of notice or the lapse of time or both) of any right or obligation of Seller under any agreement to which Seller is a party or to which its properties or assets are subject or result in the creation of any Lien other than any Permitted Lien upon any of the property or assets of Seller, (c) assuming the consents, approvals, notices and filings set forth on Schedule 4.04 are timely made or obtained, violate or result in a breach of, or constitute a default under, any Law or other restriction of any Governmental Entity to which Seller is subject, or (d) subject to obtaining the consents set forth on Schedule 3.03, require any permit, approval, consent or authorization of, or declaration to or filing with, any other Person, including any Person party to any agreement with Seller. SECTION 3.04. Acquired Shares. The authorized capital stock of the Company consists of 100 shares of common stock, par value $0.01, of which 100 shares are issued and outstanding and constitute the Acquired Shares. Seller is the sole record and beneficial owner of the Acquired Shares, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws). All of the Acquired Shares (a) are duly authorized and validly issued and are fully paid and non-assessable and 23 (b) were issued in compliance with all applicable Laws, including all federal and state securities Laws. None of the Acquired Shares were issued in violation of any agreement, arrangement or commitment to which any Seller Party is a party or is subject to or in violation of any preemptive or similar rights of any Person. There are no outstanding rights, options, warrants, convertible securities, conversion rights, exchange rights, or other agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of the Company (or securities convertible into or exercisable or exchangeable for, or any other interest in, any shares of stock of the Company). No Seller Party is obligated to redeem or otherwise acquire any shares of capital stock of the Company. There are no voting trusts, stockholder agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of the Company. Upon the consummation of the Transactions, Buyer shall own all of the Acquired Shares, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws). ARTICLE IV Company Entity Representations and Warranties The Seller Parties represent and warrant to Buyer and Parent that the statements contained in this Article IV are true and correct as of the date hereof. SECTION 4.01. Organization and Good Standing. Each Company Entity is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its assets and properties relating to the Business and to carry on the Business as now being operated and conducted. Each Company Entity is qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except where the failure to be so qualified, licensed or in good standing would not have a Material Adverse Effect. Schedule 4.01 sets forth (a) each jurisdiction where each Company Entity is so qualified, licensed or admitted to do business and (b) any name or names under which each Company Entity or any of its predecessors has invoiced account debtors, maintained records concerning its assets or otherwise conducted business in the last two (2) years. SECTION 4.02. Authority. Each Company Entity has all necessary corporate power and authority to execute and deliver each Transaction Document to which it is a party, to carry out or cause to be carried out its obligations thereunder, and to consummate the Transactions to which it is a party. Each of the Transaction Documents to which a Company Entity is a party has been duly authorized by all necessary corporate action on the part of the applicable Company Entity and has been duly executed and delivered by the applicable Company Entity and, assuming the valid execution and delivery by Buyer and/or Parent, if and as applicable, constitutes the valid and legally binding obligation of the applicable Company Entity in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a proceeding in equity or law). When each other Transaction Document to which any Company Entity is or will be a party has been duly executed and delivered by such Company Entity, assuming the valid execution and delivery by Buyer and/or Parent, as applicable, such other Transaction Document will constitute a valid and legally binding obligation of such Company Entity in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a Proceeding in equity or law). SECTION 4.03. Title to Assets. Each Company Entity has good and valid title to, or in the case of leased property and assets has a valid leasehold interest in, all assets required to conduct the Business as of the date hereof (whether personal, tangible or intangible, and other than the Leased Real Property) (the “Business Assets”). Except as set forth on Schedule 4.03, none of any Company Entity’s assets are subject to any Liens other than Permitted Liens. As of the Closing, all tangible Business Assets

24 are located on the Leased Real Property or in the custody of an employee of a Company Entity in the ordinary course of business. The Business Assets constitute all of the assets, properties and rights which are currently used in the operation of the Business and that are necessary or required for the conduct of the Business as currently conducted. The Business Assets are generally suitable for the uses for which they are intended, are structurally sound and in good operating condition and repair (including with respect to the performance of reasonable preventative maintenance, but subject to ordinary wear and tear and routine maintenance) and are free from defects that would impact the continued use thereof following the Closing Date in the conduct of normal operations. Except for any assets or properties that are owned by another Person and licensed or leased to a Company Entity, no Person other than a Company Entity owns, licenses or leases any equipment or other tangible assets or properties used in or necessary to the operation of the Business as currently conducted. No Company Entity has any assets or operations outside of the United States of America. SECTION 4.04. Governmental Authorization. Except as set forth on Schedule 4.04, the execution and delivery of the Transaction Documents by the Seller Parties and the consummation of the Transactions by the Seller Parties do not require any consent or approval of, or any notice to or other registration or filing with, any Governmental Entity by, with respect to, or on behalf of the Seller Parties, the Company Subsidiaries or any of the Business Assets. SECTION 4.05. Financial Statements. (a) Attached as Schedule 4.05(a)(i) are, to the Knowledge of Seller, true, correct, and complete copies of the following financial statements (collectively, the “Financial Statements”): (i) the unaudited, compiled balance sheets and related statements of income of the Company Entities for each fiscal year ended December 31, 2020, December 31, 2021, December 31, 2022; (ii) the related statements of retained earnings, and expenses for the fiscal year ended December 31, 2022 and (iii) the unaudited, compiled balance sheet of the Company Entities as of March 31, 2023 (the “Most Recent Balance Sheet”; such date, the “Balance Sheet Date”) and the related statements of income, retained earnings, cash flows and expenses for the three (3)-month period then ended. To the Knowledge of Seller, the Most Recent Balance sheet is true, correct, and complete. Such financial statements (1) are consistent in all material respects with the books and records of the Company Entities and fairly present in all material respects the financial position of the Company Entities as of the dates thereof and the results of operations and cash flows of the Company Entities for the periods shown therein, and (2) except as set forth on Schedule 4.05(a)(ii), have been prepared in accordance with GAAP. (b) No Company Entity has any Liabilities (whether known, unknown, accrued, absolute, contingent, unliquidated or otherwise) except for Liabilities (i) reflected in the Most Recent Balance Sheet, (ii) which have arisen after the Balance Sheet Date in the ordinary course of business (none of which (A) results in obligations in the aggregate in excess of $50,000, (B) results from or arises out of any breach of contract, breach of warranty, tort, infringement or violation of Law, or (C) are otherwise material to the Business), or (iii) set forth on Schedule 4.05(b). (c) All accounts receivable reflected in the Most Recent Balance Sheet and all accounts receivable of any Company Entity accrued since the Balance Sheet Date (the “Receivables”) are valid and enforceable claims and resulted from the bona fide sale of goods or the rendering of services by any Company Entity in the ordinary course of business consistent with past practice. The Receivables are reflected properly on the Company Entities’ books and records and, to the Knowledge of Seller, will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto). Except as set forth on Schedule 4.05(c) or as applicable to de minimis amounts less than $1,500, the Company has not received any written notices or, to the Knowledge of Seller, any other notices to the effect that any Receivables are 25 subject to any (i) pending defense, counterclaim, right of offset, returns, allowances, or credits, (ii) threatened (made in writing) defense, counterclaim, right of offset, returns, allowances, or credits, or (iii) to the Knowledge of Seller, threatened (made verbally) defense, counterclaim, right of offset, returns, allowances, or credits. No Company Entity has any Receivables or loans receivable from any Seller or any Affiliate, director, officer, employee, or shareholder of any Company Entity. Except in the ordinary course of business, no agreement for deduction, free goods or services, discount, or other deferred price or quantity adjustment has been made by any Company Entity, Seller, or any director, officer, employee, or shareholder of any Company Entity with respect to any Receivables. (d) The accounts payable of each Company Entity reflected in the Most Recent Balance Sheet or accrued since the Balance Sheet Date arose from bona fide arm’s length transactions in the ordinary course of business consistent with past practice, and no such account payable or note payable is delinquent in its payment. Since the Balance Sheet Date, the Company Entities have paid their accounts payable in the ordinary course of its business and in a manner that is consistent with its past practices. No Company Entity has any account payable to any Seller or any Affiliate, director, officer, employee, or shareholder of any Company Entity. (e) All Inventory, whether or not reflected in the Most Recent Balance Sheet, consists of a quality and quantity usable and, with respect to finished goods, salable in the ordinary course of business consistent with past practice, subject to reserves set forth in the Most Recent Balance Sheet, as the case may be, subject to write-downs to realizable values in the case of items that have become obsolete, damaged, defective, slow-moving, or unsalable (except at prices less than cost) through regular distribution channels in the ordinary course of business, in each case in accordance with historical accounting practices as applied consistently by the Company Entities. Since the Balance Sheet Date, no Inventory has been sold, except through transactions in the ordinary course of business. All Inventory is owned by the applicable Company Entity free and clear of all Liens, except for Permitted Liens, and no Inventory is held on a consignment basis. The quantities of Inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable as the Business is currently conducted. (f) All books and records of the Company Entities have been prepared, assembled, and maintained in all material respects in accordance with good business practice and all applicable Laws. Each Company Entity maintains books and records reflecting in all material respects such Company Entity’s assets and Liabilities that in reasonable detail accurately and fairly reflect such Company Entity’s transactions and dispositions of such Company Entity’s assets, and maintain or cause to be maintained a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are accurately recorded in all material respects and as necessary to permit preparation of the financial statements of such Company Entity and to maintain accountability for such Company Entity’s assets, (ii) transactions are executed in accordance with management’s authorization, (iii) access to the records of such Company Entity is permitted only in accordance with management’s authorization, (iv) the reporting of such Company Entity’s assets is compared with existing assets at regular intervals, and (v) accounts, notes, and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. All registers and books and records of the Company Entities are true, correct, and complete and accurately reflect all corporate actions taken by the Companies. (g) The Company Entities’ system of internal control over financial reporting is reasonable and reasonably sufficient for a business of the Company Entities’ size to record transactions as necessary in order to permit preparation of financial statements in accordance with GAAP. There are no (i) significant deficiencies in the design or operation of internal controls that would, to the Knowledge of Seller, reasonably be expected to adversely affect the Company Entities’ ability to record, process, summarize, and report financial data in any material respect, (ii) material weaknesses in the Company Entities’ internal 26 controls, (iii) instances of (and no claims or allegations of) fraud or corporate misappropriation, whether or not material, that involves management or any other Person who has a significant role in the Company Entities’ internal controls or, to the Knowledge of Seller, any other employee or member of management, or (iv) material changes in the internal controls or disclosure controls and procedures of the Company Entity. SECTION 4.06. Non-Contravention. None of the execution and delivery of the Transaction Documents by any Company Entity, the consummation by the Company Entities of the Transactions or compliance by any Company Entity with any of the provisions thereof will (a) conflict with or result in any breach of any provisions of the corporate organizational documents of any Company Entity, (b) subject to obtaining the consents set forth on Schedule 4.06, conflict with, or result in the breach of, constitute a default under or result in the termination, cancellation or acceleration (whether after the giving of notice or the lapse of time or both) of any right or obligation of any Company Entity under any Contract to which a Company Entity is a party or to which its properties or assets are subject or result in the creation of any Lien other than any Permitted Lien upon any of the property or assets of any Company Entity, (c) assuming the consents, approvals, notices and filings set forth on Schedule 4.04 are timely made or obtained, violate or result in a breach of, or constitute a default under, any Law or other restriction of any Governmental Entity to which any Company Entity is subject, or (d) subject to obtaining the consents set forth on Schedule 4.06, require any permit, approval, consent or authorization of, or declaration to or filing with, any other Person, including any Person party to any Contract with any Company Entity. SECTION 4.07. Compliance with Laws; Licenses and Permits. (a) The Company Entities are conducting and at all times during the past three (3) years have conducted the Business and owned and operated its properties and assets in material compliance with all applicable Laws. During the past three (3) years, no Company Entity has received any written notice from any Governmental Entity that asserts a failure to comply with any applicable Laws or governmental orders, and no claims have been filed against any Company Entity, alleging any violation of any Law that gave rise to a Liability of any Company Entity in an amount in excess of $5,000, except as set forth on Schedule 4.07(a). (b) The Seller Parties and the Company Subsidiaries hold all permits, approvals, registrations, licenses, grants, authorizations, exemptions, orders, qualifications and consents or other rights and privileges required to be held by any Seller Party or any Company Subsidiary in connection with the conduct of the Business (collectively, “Permits”), including, but not limited to, the Permits set forth on Schedule 4.07(b). The Permits constitute all of the permits, approvals, registrations, licenses, grants, authorizations, exemptions, orders, qualifications, and consents or other rights and privileges required under any applicable Law to conduct the Business as it is now being conducted and each Permit is valid and in full force and effect. No Permit is subject to termination as a result of the execution of this Agreement or consummation of the Transactions. No suspension or cancellation of any Permit is pending or threatened in writing or, to the Knowledge of Seller, otherwise threatened. To the Knowledge of Seller, there exists no circumstances that are reasonably likely to result in the loss, revocation, restriction or material limitation of such Permits. SECTION 4.08. Compliance with Healthcare Laws; Customers. (a) The Company Entities and each of their directors, officers, employees and, to the Knowledge of Seller, Independent Contractors and agents, have at all times have been, and have conducted the Business, in compliance with all Healthcare Laws in all material respects. During the past six (6) years, no Company Entity has received any written notice or, to the Knowledge of Seller, any other notice of any violation or alleged violation of, any written citation for noncompliance with, or written notice or, to the 27 Knowledge of Seller, any other notice of any Proceedings relating to any Healthcare Laws which are material to the Business. During the past six (6) years, each Company Entity has held, and holds as of the date hereof, all Permits required under any Healthcare Law to conduct the Business as currently conducted (collectively, “Healthcare Permits”), each of which is valid and in full force and effect and (i) except as set forth on Schedule 4.08(a), no Healthcare Permit is subject to termination as a result of the execution of this Agreement or consummation of the Transactions; (ii) to the Knowledge of Seller, no suspension or cancellation of any Healthcare Permit is threatened in writing or, to the Knowledge of Seller, otherwise threatened; (iii) no Healthcare Permits has been lost, revoked, restricted or materially limited; and (iv) to the Knowledge of Seller, there exists no circumstances that are reasonably likely to result in the loss, revocation, restriction or material limitation of such Healthcare Permits. (b) Without limiting the generality of Section 4.08(a): (i) Except as set forth on Schedule 4.08(b)(i) and Schedule 4.11, each Company Entity and each of their directors, officers and employees and, to the Knowledge of Seller, Independent Contractors and agents has not received any subpoenas, demands or other written notices or, to the Knowledge of Seller, any other notices from any Governmental Entity investigating, inquiring into or otherwise relating to any actual or potential material violation of any Healthcare Law by any Company Entity. Except as set forth on Schedule 4.08(b)(i), each Company Entity (A) has not been in the past six (6) years, and is not currently, under investigation by any Governmental Entity for a material violation of any Healthcare Law; (B) has not been in the past six (6) years, and no Company Entity is currently, the target or subject of, any investigation relating to any Federal Healthcare Program-related offense; (C) has not been in the past six (6) years, and no Company Entity is currently, a defendant in any qui tam/False Claims Act litigation; (D) has not received any written complaints or, to the Knowledge of Seller, any other complaints from employees, Independent Contractors, vendors, pharmacists or any other Person that would indicate that any Company Entity has violated any Healthcare Law, which violation would have a Material Adverse Effect on any Company Entity; and (E) has not been in the past six (6) years, and no Company Entity is currently, the target or subject of any investigation relating to a FD&C Act- related offense or relating to a Nuclear Regulatory Commission (“NRC”) or Agreement State- related offense. (ii) Except as set forth on Schedule 4.08(b)(ii), each Company Entity has timely and accurately filed in all material respects (A) all requisite reports, returns, data and other information required for compliance with all Healthcare Laws by all Governmental Entities that control, directly or indirectly, any of Company Entity’s material activities and has paid all sums due with respect thereto, (B) other reports required to be filed or otherwise filed in connection with all Federal Healthcare Programs that are due on or before the Closing Date, and (C) consistent with applicable Laws, all requisite reimbursable claims which relate to services provided on or before the Closing Date. (iii) None of any Company Entity, the Seller, nor any director, officer, current Healthcare Professional or current employees or, to the Knowledge of Seller, Independent Contractors or agents of any Company Entity is or has been debarred, sanctioned by, excluded or suspended from participating in any Federal Healthcare Program, or are listed on the excluded individuals list published by the United States Department of Health and Human Services Office of the Inspector General (https://oig.hhs.gov/fraud/ exclusions.html) (LEIE LIST) or on the General Service Administration’s “System for Award Management” (for parties excluded from federal procurement and non-procurement programs), on the website (https://www.sam.gov/portal/SAM/) (GSA LIST), or any state law equivalents. None of any Company Entity, the Seller, nor any director, officer or Healthcare Professional, employees, or, to the Knowledge of Seller, Independent

28 Contractors or agents of any Company Entity has engaged in any conduct that would be reasonably likely to result in debarment, termination, exclusion or suspension by any Governmental Entity, and there are no Proceedings pending or threatened in writing that would be reasonably likely to result in criminal liability, debarment, termination, exclusion or suspension by any Governmental Entity. Each Company Entity has in place policies and procedures customary among similar constituents in the industry designed to confirm that none of any Company Entity, the Seller, nor any director, officer or Healthcare Professional, employees, or, to the Knowledge of Seller, Independent Contractors or agents of any Company Entity are, or have previously been, excluded, suspended or debarred from any Federal Healthcare Program. (iv) None of any Company Entity, the Seller, nor any director, officer, current Healthcare Professional, employees, or, to the Knowledge of Seller, Independent Contractors or agents of any Company Entity, has, directly or indirectly, made or offered to make, or solicited or received, any contribution, gift, bribe, rebate, payoff, influence payment, kickback or inducement to any Persons or entered into any financial arrangement, regardless of form, in violation of any Healthcare Law or to obtain or maintain favorable treatment in securing business in violation of any Healthcare Law. (v) During the past six (6) years, except as set forth on Schedule 4.08(b)(v), no Company Entity has had any security or data breaches as defined in 45 C.F.R. § 164.402 or any breach compromising or otherwise involving Personal Information, nor has any Company Entity received any written claim or notice or, to the Knowledge of Seller, any other claim or notice from any Governmental Entity, alleging or referencing the investigation of any breach, security incident, violation of its information systems or the improper use, disclosure or access to any Personal Information in its possession, custody or control. (vi) Each Company Entity has in place plans, policies and procedures that meet the material requirements of HIPAA and applicable state security and privacy laws, including the Payment Card Industry Data Security Standard 4.0 or higher (collectively, “HIPAA Policies and Procedures”). (vii) No Company Entity has collected or transmitted, and no Company Entity currently collects or transmits, any Personal Information or other data outside of the United States of America which would subject any Company Entity to any international data privacy or security Laws. No Company Entity performs any operations or provide any services to patients, Customers or other third parties outside of the United States of America; provided, however, that notwithstanding the foregoing, the Company Entities may sell equipment for servicing of equipment, lease, or purchase outside of the United States of America. (viii) Each Company Entity has complied in all material respects with all applicable regulations required by the Federal Drug Administration, under the FD&C Act, and the NRC, including those under Title 10 of the Code of Federal Regulations, and any state law equivalents required by any Agreement State, including all registrations, reports and other obligations thereunder for the Business. (ix) The Seller Parties have made available to Buyer true, correct and complete copies of all audits of each Company Entity, including written statements of deficiencies and plans of correction, conducted by or in connection with any of the Federal Healthcare Programs, FD&C Act, the NRC, any Agreement State or any licensing bodies during the past six (6) years. 29 SECTION 4.09. Contracts. (a) Schedule 4.09(a) sets forth a list of the following agreements, leases, licenses, contracts or other commitments of any nature, whether written or oral (“Contracts”), currently in effect, to which any Company Entity is a party or by which it is bound (the “Company Contracts”): (i) any Contract the performance of which is reasonably expected to involve annual payments on the part of or to any Company Entity in excess of $100,000 and is not terminable by any Company Entity on 120 days’ notice or less without premium or penalty; (ii) any Contract relating to the ownership of any Person or any joint venture, strategic partnership, partnership or other similar agreement; (iii) all Contracts under which any Company Entity has created, incurred, assumed or guaranteed any Indebtedness in excess of $50,000 or granted a Lien (other than a Permitted Lien) on any asset owned or used by any Company Entity or the Business, other than checks endorsed by any Company Entity and deposited for collection in the ordinary course of business; (iv) any Contract under which any Company Entity has made advances or loans to any other Person, in each case having an outstanding principal amount in excess of $100,000; (v) each Contract relating to the acquisition or disposition of any business or any Contract that provides for the sale of any material asset owned or used by any Company Entity or the Business, other than the sale of Inventory in the ordinary course of business, or the grant of any preferential rights to purchase any material asset owned or used by any Company Entity or the Business, other than the sale of Inventory in the ordinary course of business, in each case involving amounts in excess of $100,000; (vi) any sales, service or distribution Contracts and any Contract relating to the promotion, advertising and marketing of the services provided by any Company Entity involving annual consideration paid to or payable by the Company Entity in excess of $100,000; (vii) all personal property leases and all capitalized leases involving aggregate annual amounts in excess of $100,000; (viii) all real property leases involving annual amounts in excess of $100,000; (ix) any Contract under which (A) any Company Entity has granted or received a license or sublicense to any Intellectual Property rights or (B) any Company Entity’s ability to use, disclose, license or enforce, or grant a right to, any Intellectual Property right is affected, in each case other than off-the-shelf software licenses to a Company Entity that are not modified or distributed by a Company Entity or used in or with a product or service of a Company Entity (“Off- the-Shelf Licenses”); (x) any Contract with any Governmental Entity, including any settlement, conciliation or similar agreement with any Governmental Entity, involving amounts in excess of $100,000; (xi) any collective bargaining agreement or any other Contract with any labor union or other labor organization or any severance agreements, programs, policies or arrangements; 30 (xii) any Contract (A) for the employment or engagement of any director, officer, employee, independent contractor or other Person on a full-time, part-time, consulting or other basis, (B) for the payment of any compensation or benefits upon the consummation of the Transactions, or (C) relating to loans to any officers, managers, directors or Affiliates involving amounts in excess of $10,000; (xiii) any non-disclosure, non-compete, non-solicitation, or confidentiality Contracts or Contracts regarding ownership and rights with regard to work produced by employees, contractors or consultants; (xiv) any Contract between or among any Company Entity, on the one hand, and Seller, any officer or director of any Company Entity, or any Affiliate of such Persons (including any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and any relative or spouse of such Person), on the other hand; (xv) any Contract providing for warranty or indemnity terms obligating any Company Entity with respect to its services and business; (xvi) any power of attorney or other similar agreement or grant of agency; (xvii) any Contract prohibiting any Company Entity from freely engaging in any business or competing anywhere in the world or from hiring any Person (without incurring any Liability) or providing for exclusivity in any business line, geographic area or otherwise; (xviii) any Contract containing any requirements supply or exclusivity provision or any “most-favored nation”, “most favored pricing” or similar clause in favor of any Person, involving amounts in excess of $100,000; or (xix) any Contract with a Material Supplier or Material Customer. Other than the Company Contracts, as of the Closing Date, there are no Contracts that are material to the Company Entities’ operations or Business, whether or not entered in the ordinary course of business. (b) Each Company Contract is valid and binding on each Company Entity party thereto and, to the Knowledge of Seller, each other party thereto, and is in full force and effect, except as enforcement may be limited by the Enforceability Exceptions. Neither any Company Entity nor, to the Knowledge of Seller, any other party thereto is in breach of, or default under, any Company Contract, and no event has occurred that, with the giving of notice or lapse of time or both, would constitute a breach or default thereunder by any Company Entity or, to the Knowledge of Seller, any other party thereto. The Company has delivered to Buyer a true, correct, and complete copy of each Company Contract together with all amendments, waivers or changes thereto. No Company Contract is currently subject to, and no Company Entity has received any written notice or, to the Knowledge of Seller, other notice with respect to, cancellation or any other material modification by the other party thereto or is subject to or expects to be subject to any penalty, right of set-off or other charge by the other party thereto for late performance or delivery. No party to any Company Contract has, or has asserted any claim, defense, setoff or counterclaim under or threatened in writing or, to the Knowledge of Seller, otherwise threatened to terminate any Company Contract. To the Knowledge of Seller, no party to any Company Contract has declared or filed for bankruptcy. 31 SECTION 4.10. Intellectual Property. (a) Schedule 4.10(a) sets forth a list of all Company Intellectual Property included in clauses (a), (b), (c) and (e) of the definition of Intellectual Property. Except as set forth on Schedule 4.10(a), Seller (i) has made all necessary filings and paid all necessary registration, maintenance and renewal fees for the purpose of maintaining all Company Intellectual Property that is registered by or with a Governmental Entity or for which any Company Entity has filed any applications for registration or protection by or with a Governmental Entity and such applications are currently pending (other than for Company Intellectual Property with respect to which the applicable Company Entity has determined not to seek renewal), and (ii) is the exclusive owner of all right, title and interest in and to the Company Intellectual Property, free and clear of all Liens other than Permitted Liens. All Company Intellectual Property registered by any Company Entity is valid, enforceable, and subsisting. The Business Assets and the Intellectual Property licensed to any Company Entity pursuant to the IP Licenses include all of the Intellectual Property used or necessary to conduct the Business as currently conducted. (b) Schedule 4.10(b) sets forth a list of all domain names used or held for use by any Company Entity. (c) Schedule 4.10(c) sets forth a list of (i) all licenses granted by any Company Entity to any third party with respect to any Intellectual Property, and (ii) all licenses granted by any third party to any Company Entity with respect to any Intellectual Property (collectively, the “IP Licenses”), excluding Off-the-Shelf Licenses. Seller has provided to Buyer true and correct copies of all IP Licenses. Each Company Entity and, to the Knowledge of Seller, each other party thereto is in compliance with and has performed all material obligations required under the IP Licenses, and no Company Entity is in breach of or default under any IP License, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute a breach or default under such IP License. The consummation of the Transactions will not result in, or afford any Person the right to cause the exercise, termination, modification, or restriction of any right to any Intellectual Property pursuant to any IP License or other Contract. (d) Except as set forth on Schedule 4.10(d): (i) No Company Entity is violating, infringing or misappropriating any Intellectual Property of any other Person and, to the Knowledge of Seller, no third party is violating, infringing or misappropriating any Company Intellectual Property owned by any Company Entity (ii) No Company Entity has sent or received any written notice or, to the Knowledge of Seller, any other notice to or from any Person claiming any violation, infringement or misappropriation of any Intellectual Property rights (including any demands or “unsolicited offers” to license Intellectual Property); and (iii) No claims are pending or threatened by any Company Entity and no claims are pending or threatened in writing or, to the Knowledge of Seller, otherwise threatened against any Company Entity, in each case regarding the use or ownership of any Intellectual Property, or challenging or questioning the validity or enforceability of any Intellectual Property. (e) Each Company Entity has secured from each current and former employee during the course of their employment with such Company Entity, consultant, and contractor of such Company Entity: (i) written assignments to such Company Entity of any Intellectual Property conceived, created, authored, or developed by any such employee, consultant, and contractor for the benefit of such Company Entity; and (ii) written agreements maintaining the confidentiality of information used in the Business and limiting the

32 use of such information to the performance of such employee’s, consultant’s, or contractor’s duties for the sole benefit of the Company Entities (collectively, “IP Assignments”). The IP Assignments are in full force and effect and, to the Knowledge of Seller, none of such Persons is in violation thereof. Each Company Entity has otherwise taken commercially reasonable actions to maintain the confidentiality of non-public information of the Business. (f) Schedule 4.10(f) sets forth a true, complete and correct list of all software developed by or for any Company Entity (the “Company Software”). Copies of the source code related to the Company Software have been made and securely maintained under the control of the Company Entities. Except as disclosed within Schedule 4.10(f), all Intellectual Property rights in and to all Company Software is owned by a Company Entity. None of the Company Software is or will be subject to licensing obligations of any open source, freeware, copyleft, or other publicly available software that could result in the Company Software being required to be: (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works or (iii) redistributable at no or minimal charge, except as disclosed within Schedule 4.10(f). SECTION 4.11. Legal Proceedings. Except as set forth on Schedule 4.11, there is no Proceeding pending or threatened in writing or, to the Knowledge of Seller, otherwise threatened, against any Company Entity or affecting the properties or Business Assets or the Business, or, as to matters related to any Company Entity or the Business, against any officer, director, or shareholder, employee or independent contractor of any Company Entity in their respective capacities in such positions or roles as it relates to the Company Entity. To the Knowledge of Seller, there is no valid basis, as reasonably determined by Seller, for any Person to bring a claim related to the foregoing. Schedule 4.11 includes a description of all proceedings involving the Business or any Company Entity or any of their officers, directors or shareholders in connection with the Business occurring, arising or existing during the past four (4) years or Healthcare Professionals occurring, arising or existing during the past six (6) years. SECTION 4.12. Labor and Employee Matters. (a) Schedule 4.12(a)(i) contains, with respect to the Company Entities, a complete list of all Persons who are employees or Independent Contractors of any Company Entity, each identified by their respective Company Entity delineated number, specifying (i) with respect to each hourly employee, the title and rate of hourly pay as of the date of this Agreement, (ii) with respect to each salaried employee, the title, rate of salary and commission or bonus structure as of the date of this Agreement, (iii) with respect to each Independent Contractor, a description of the services performed and the compensation arrangement as of the date of this Agreement, and (iv) with respect to each such Person (A) the date of hire or engagement, (B) a list of all non-standard agreement(s) not otherwise provided to all employees, if any, affecting such Person’s employment or engagement, including a description of any additional compensation arrangements not covered in clauses (i) through (iii) (including any bonus opportunities), (C) the state in which such Person is employed or engaged to perform services, and (D) (1) whether the employee is classified as exempt or non-exempt under any of the following: the Fair Labor Standards Act, wage orders issued by the Industrial Welfare Commission and any other applicable wage and hour Law, (2) whether or not such employee is absent for any reason such as lay-off, leave of absence or workers’ compensation and, if so, the date such absence began and, to the extent such date can be anticipated, the anticipated date of return if such date has been provided in writing, and (3) the state in which such Person is employed. Schedule 4.12(a)(ii) lists all employees of each Company Entity thereof in the United States who is not a citizen or permanent resident of the United States, together with a listing of each such employee’s work authorization status and work authorization expiration date. Except as set forth on Schedule 4.12(a)(iii), all employees are employed on an “at will” basis, and no Company Entity employs or engages any employee or Independent Contractor who, subject to compliance with applicable Law, cannot be dismissed immediately, without notice and without further liability to any Company Entity. 33 (b) Each Company Entity has been at all times during the past four (4) years, and is currently, in compliance with all applicable Laws respecting labor, employment and employment practices, including all such Laws relating to labor relations, equal employment opportunities, fair employment practices, prohibited discrimination or distinction, harassment, retaliation, terms and conditions of employment, wages, hours, overtime, pay equity, wage statements, meal and rest breaks, employee leave requirements, reasonable accommodations, disability rights and benefits, child labor, occupational safety and health, workers’ compensation, plant closings, layoffs, restrictive covenants, employee whistleblowing, immigration and employment eligibility verification, employee privacy, defamation, background checks and other consumer reports regarding employees and applicants, negligent hiring or retention, affirmative action, classification of employees and Independent Contractors, collective bargaining, unemployment insurance, and the collection and payment of withholding and/or social security Taxes (collectively, “Employment Matters”). Except as set forth on Schedule 4.12(b): (i) there is no unfair labor practice charge or complaint pending or, to the Knowledge of Seller, threatened against any Company Entity before any Governmental Entity and, to the Knowledge of Seller, there exists no material basis for any such complaint; (ii) no present or former employee of any Company Entity has provided written notice or, to the Knowledge of Seller, other notice to any Seller Party or any Company Subsidiary of or, to the Knowledge of Seller, threatened to file any claim against any Company Entity on account of or for (A) overtime pay, (B) wages or salary, (C) vacation time or pay in lieu of vacation time off, or (D) any violation of any Law relating to wages or work hours, and, in each case, to the Knowledge of Seller, there exists no basis for any such claim; and (iii) no Person has given written notice or, to the Knowledge of Seller, other notice to any Seller Party or any Company Subsidiary of or, to the Knowledge of Seller, threatened to file any claim against any Company Entity under or arising out of any Laws relating to any of the Employment Matters, and, to the Knowledge of Seller, there exists no material basis for any such claim. (c) In accordance with applicable Law, each Person performing services for any Company Entity is, and has been for the past six (6) years, (i) authorized to work in the country in which the Person performs such services and for the entity by which they are employed, (ii) properly classified as an employee or Independent Contractor, (iii) if an employee, properly classified as an exempt or non-exempt employee under the Fair Labor Standards Act or other applicable wage and hour Laws, (iv) paid all wages (including any required minimum wages, overtime pay and waiting time penalties), benefits and other compensation for all services performed by such Person, and (v) if a U.S. employee, accurately completed all proper employment verification and authorization documentation. Each Company Entity is, and has been for the past six (6) years, in compliance with all immigration Laws, including proper maintenance of such documentation during employment and post-termination periods, as required by Law. (d) No Company Entity is a party or subject to any collective bargaining agreement, labor contract or similar agreement with any labor union, trade union, works counsel or other employee representative, nor is any Company Entity currently negotiating any such contract or agreement. No Company Entity is involved nor, threatened in writing nor, to the Knowledge of Seller, otherwise threatened with any organizing efforts, labor dispute, arbitration, lawsuit or administrative proceeding relating to labor matters involving any employees of any Company Entity, and for the past four (4) years, there have been no such labor activities involving any employees of any Company Entity. (e) No Independent Contractor or officer of any Company Entity has provided notice to any Seller Party or any Company Subsidiary that such Person intends to terminate his or her employment or engagement with such Company Entity. (f) Except as set forth on Schedule 4.12(f) and to the Knowledge of Seller, no current or former employee of any Company Entity is, or within the past four (4) years has been, in violation of any material term of any employment agreement, consulting agreement, non-disclosure agreement, common law non-disclosure obligation, non-competition agreement, non-solicitation agreement, proprietary 34 information agreement or any other agreement relating to confidential or proprietary information, intellectual property, competition, or related matters with any Company Entity or any other Person. (g) Since January 1, 2021, each Company Entity has promptly, thoroughly and impartially investigated all discrimination and harassment allegations which have been reported in accordance with such Company Entity’s reporting policies. With respect to each such allegation with potential merit, each Company Entity has taken prompt corrective action that is reasonably calculated to prevent further improper action. To the Knowledge of Seller, since January 1, 2021, no allegations of harassment, discrimination, retaliation or sexual misconduct have been made in accordance with Company policy against any officers, directors, or executive-level employees of any Company Entity with potential merit, and no Company Entity has entered into any settlement, consent decree, or other agreement resolving such allegations. (h) There have not been any plant closings, mass layoffs or other terminations that would create any obligations upon or Liabilities or Damages for any Company Entity under WARN or similar Laws. There have been no “employment losses,” in the aggregate, that would trigger WARN, or similar Laws, as to any employees of any Company Entity within the ninety (90)-day period prior to the date of this Agreement, and no action that could implicate WARN or any similar Laws is currently contemplated by any Company Entity. (i) Each Company Entity is and has been in compliance in all respects with all applicable employment, health and safety and leave Laws related to the Coronavirus Pandemic. Except as otherwise set forth on Schedule 4.12(i), as a result of the Coronavirus Pandemic, no Company Entity has reduced or deferred salary for any employees, or furloughed or laid off any employees, since March 1, 2020. (j) No Company Entity is currently, or has never been, (i) a federal government contractor or subcontractor subject to any affirmative action obligations under any Law, including Executive Order 11246, the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 or Section 503 of the Rehabilitation Act of 1973, or (ii) subject to the McNamara-O’Hara Service Contract Act, the Davis Bacon and Related Acts, or any similar wage Laws relating to federal government contractors and subcontractors, except as set forth on Schedule 4.12(j). SECTION 4.13. Employee Benefits Matters. (a) Schedule 4.13 lists each “employee benefit plan” (as that term is defined in Section 3(3) of ERISA) (whether or not subject to ERISA), as well as any health, welfare, pension, retirement, profit sharing, deferred compensation, incentive, bonus, retention, change in control, equity compensation, phantom equity, savings, severance, paid leave, life insurance and disability plan, program, agreement and arrangement that (i) any Company Entity or any ERISA Affiliate sponsors or maintains or which any Company Entity or any ERISA Affiliate participates in or to which it contributes or is required to contribute or as to which it has or may have any material Liability and (ii) covers any current or former employee or other service provider of any Company Entity or their beneficiaries immediately prior to the Closing (each, a “Plan”). (b) None of any Company Entity or any ERISA Affiliate of any Company Entity sponsors, maintains, contributes to is required to contribute to or has sponsored, maintained, contributed to or been required to contribute to at any time in the past six (6) years (i) any employee benefit plan subject to Title IV of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” as defined in Section 3(37) of ERISA, (iii) any “multiple employer plan” as defined in Section 210 of ERISA or Section 413(c) of the Code, (iv) any “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA, (v) any “voluntary employees’ beneficiary association” as defined in Section 501(c)(9) of the Code, or (vi) a “defined benefit plan” as defined in Section 3(35) of ERISA. 35 (c) For each Plan, Seller has provided to Buyer a true, correct, and complete copy of (to the extent applicable) (i) the Plan document (including amendments) or (for any unwritten Plan) a summary of the material terms, (ii) the most recent summary plan description and any updates thereto, (iii) any related trust agreement, insurance or group annuity contract or other funding arrangement, (iv) the three (3) most recent annual reports on Form 5500 (including the accountant’s opinion and any other schedules and exhibits), (v) the most recent determination letter, advisory letter or opinion letter issued by the Internal Revenue Service, (vi) the current administrative services agreement, (vii) the non-discrimination testing results for the past three (3) plan years, redacted as necessary where applicable to the Company Entities, (viii) any material correspondence with any Governmental Entity with respect to any Plan, and (ix) the Form 1094 for the past three (3) years. (d) With respect to the Plan, (i) all contributions required to be made by any Company Entity to a Plan have been made in accordance with applicable Law or properly accrued and (ii) all reports, returns and similar documents required to be filed with any Governmental Entity or distributed to any Plan participant have been timely filed or distributed. (e) All Plans have been maintained, funded and administered in compliance in all material respects with their terms and all applicable Laws, including ERISA and the Code. There are no actions, suits or claims pending or, to the Knowledge of Seller, threatened or reasonably anticipated (other than routine claims for benefits) against, or with respect to, any Plan or the assets of any Plan. There is no matter pending (other than routine qualification determination filings) with respect to any of the Plans before any Governmental Entity. No Company Entity has participated in any voluntary compliance or self-correction program established by the Internal Revenue Service under the Employee Plans Compliance Resolution System, or entered into a closing agreement with the Internal Revenue Service with respect to the form or operation of any Plan. (f) No Plan, or any trustee, administrator, employee or “fiduciary” thereof has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject any such Plan, trustee, administrator, employee or fiduciary thereof, or any party dealing with any such Plan, to a material Tax or penalty on prohibited transactions imposed by Section 4975 of the Code or Section 502 of ERISA. (g) Each Plan intended to qualify under Section 401 of the Code has received a favorable determination letter from the Internal Revenue Service, or, with respect to a prototype or volume submitter plan, can rely on an opinion letter from the Internal Revenue Service to the prototype or volume submitter plan sponsor, to the effect that such Plan is a “qualified plan” under Section 401(a) of the Code, and the related trusts are exempt from Tax under Section 501(a) of the Code, and no facts or circumstances exist that could adversely affect such qualified status. (h) No Plan provides medical or death benefits with respect to current or former employees of any Company Entity beyond (i) their termination of employment or (ii) the last day of the month in which such employee’s employment is terminated (other than coverage mandated by Law). (i) Seller has not maintained, contributed to or had an obligation to contribute to a “non- qualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) and any award thereunder, in each case, that is subject to Section 409A of the Code. (j) Each Plan that is a “group health plan” within the meaning of Section 5000(b)(1) of the Code and Section 607(l) of ERISA has been administered in compliance with, and each Seller has otherwise complied with, the requirements of (i) HIPAA and the regulations promulgated thereunder, (ii) the

36 Consolidated Omnibus Budget Reconciliation Act of 1985 and the regulations promulgated thereunder, (iii) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, and the regulations promulgated thereunder, and (iv) the Medicare Secondary Payor Provisions of Section 1862 of the Social Security Act and the regulations promulgated thereunder. The Company Entities has complied with the applicable reporting requirements under Sections 6055 and 6056 of the Code. (k) Except as set forth on Schedule 4.13(k), neither the execution and delivery of this Agreement nor the consummation of the Transactions will (i) result in any payment becoming due to any current or former officer, partner, contractor or employee of any Company Entity, (ii) increase any benefits otherwise payable under any Plan, (iii) result in the acceleration of the time of payment or vesting of any such benefits under any such Plan, or (iv) directly or indirectly result in any payment made to or on behalf of any Person to constitute a “parachute payment” within the meaning of Section 280G of the Code; and there is no obligation to indemnify any individual for any taxes imposed under Section 4999 of the Code. (l) No Plan provides benefits to employees or other services providers located in a country other than the United States or is subject to the Laws of any country other than the United States. SECTION 4.14. Environmental Conditions. Except as set forth on Schedule 4.14, since January 1, 2019: (a) each Company Entity is, and at all times has been, in material compliance with all applicable Environmental Laws; (b) each Company Entity has obtained and possesses all material Permits required under all Environmental Laws in all material respects, and all such material Permits are currently valid and in good standing in all material respects; (c) no Company Entity has Released, and there has been no Release, of any Hazardous Substance on, upon, into, at, under, or from any property currently or formerly owned, leased, or operated by any Company Entity, in each case in violation of Environmental Laws in any material respect or in a manner giving rise to Liability under Environmental Laws in any material respect; (d) there have been no Hazardous Substances generated by any Company Entity that have been disposed of by or at the direction of any Company Entity or come to rest in violation of Environmental Laws in any material respects at any site that has been included in any published U.S. federal, state or local “Superfund” site list or any other similar list of hazardous or toxic waste sites published by any Governmental Entity in the U.S.; (e) no Company Entity has received, handled, used, stored, treated, transported, disposed of, or exposed any Person to, any Hazardous Substances in violation of any Environmental Laws in any material respect or so as to give rise to Liability under Environmental Laws in any material respect; (f) no Company Entity has entered into any Contract pursuant to which it has any obligation to indemnify any Person against any Liabilities arising under Environmental Laws in any material respect; (g) no Company Entity is subject to and no Company Entity has received written notice or, to the Knowledge of Seller, other notice of any pending or threatened claims, enforcement actions, or legal proceedings related to any material matters arising under any Environmental Law or alleging material violations of or Liability under any Environmental Law in any material respect, and no Company Entity 37 has any continuing material obligations pursuant to any consent decrees or other Contracts resolving any such actions; (h) no Lien in favor of any Governmental Entity for any (i) Liability under any Environmental Law or (ii) Damages arising from, or costs incurred by, such Governmental Entity in response to a Release or threatened Release of a Hazardous Substance into the environment, is currently attached to any site owned or operated by any Company Entity; (i) the Seller Parties have made available to Buyer true and correct summaries, in all material respects, of all material third-party environmental reports, investigations, assessments, and audits currently possessed by or under the control of any Seller Party or any Company Subsidiary relating to the environmental condition or compliance of the Leased Real Property or any facilities currently or previously owned, leased, operated, controlled or used by any Company Entity; and (j) The Seller and the Transactions are exempt from the requirements of New Jersey’s Industrial Site Recovery Act for each Leased Real Property in the State of New Jersey. SECTION 4.15. Absence of Certain Developments. Since December 31, 2022, the Company Entities have conducted their businesses in the ordinary course of business consistent with past practice, and there have not been any changes, events or occurrences that have resulted in, or would reasonably be expected to have, a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth on Schedule 4.15, since December 31, 2022: (a) no Company Entity has sold, assigned or transferred any material portion of any of its respective tangible assets or Intellectual Property rights, taken as a whole, in each case except in the ordinary course of business consistent with past practice; (b) no Company Entity has issued, sold or transferred any shares of stock of any Company Entity or any Subsidiary thereof, securities convertible into or exercisable or exchangeable for, or any other interest in, any shares of stock of any Company Entity or any Subsidiary thereof, warrants, options or other rights to acquire any shares of stock of any Company Entity or any Subsidiary thereof, or other bonds or debt securities; (c) there has been no split, combination or reclassification of any shares of the capital stock of any Company Entity; (d) no Company Entity has purchased or acquired or agreed to purchase or acquire (whether by merger, acquisition of shares of stock, equity interests or assets, or otherwise) any business or line of business; (e) there has been no declaration or payment of any dividends or distributions on or in respect of any capital stock of any Company Entity nor redemption, purchase or acquisition of any capital stock of any Company Entity; (f) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property or assets of any Company Entity having a replacement cost of more than $100,000 for any single or all such losses; (g) no Company Entity has adopted, amended or terminated any Plan or employee benefit arrangement (including any Plan or Contract relating to any Plan or employee benefit arrangement to which any Company Entity is or was a party), other than amendments required by Law; 38 (h) no Seller has entered into or terminated any employment, consulting or Independent Contractor Contract or collective bargaining agreement, or modified the terms of any existing such Contract or agreement, and no Seller has granted any material increase or decrease in the base compensation of any of its directors, officers or employees or made any other material change in employment terms for any of its directors, officers or employees, in each case other than as provided for in any written agreements or in the ordinary course of business; (i) no Company Entity has implemented any employee layoffs, plant closings or employment losses that would reasonably be expected to implicate WARN or any similar Law; (j) no Company Entity has hired any director, officer, or executive-level employee or terminated or accepted the resignation of any director, officer, or executive-level employee; (k) to the Knowledge of Seller, there has not occurred nor is there threatened (i) any material reduction in any Federal Healthcare Program or Customer fee schedule, (ii) any material negative change in reimbursement collections, or (iii) any material adverse change in pricing policies for the products and services provided by the Business; (l) no Company Entity has changed any annual Tax accounting method, adopted or materially changed any other material Tax accounting method or accounting practice of any Company Entity, except as required by GAAP or as disclosed in the notes to the Financial Statements; (m) there has been no action by any Company Entity to make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, enter into any closing agreement, voluntary disclosure application or similar agreement with a Governmental Entity, apply for any Tax ruling, settle or compromise any Tax audit or controversy or consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment, enter into any tax allocation agreement, tax sharing agreement or tax indemnity agreement, take any action, omit to take any action or enter into any other transaction that would have the effect of (i) increasing the Tax liability of Parent, Buyer, any Company Entity or any of its Subsidiaries for any Tax period or (ii) increasing the Tax liability or reducing any Tax asset of Buyer in respect of any Post-Closing Tax Period or Straddle Period; (n) neither any Company Entity nor to the Knowledge of Seller, any other party, has materially accelerated, terminated, modified or cancelled any Company Contract, lease or license (or series of Company Contracts, leases, and licenses) involving more than $100,000 to which any Company Entity is a party or by which any of the Business Assets are bound; (o) no Company Entity has made any capital expenditure (or series of related capital expenditures) either involving more than $100,000 or outside the ordinary course of business consistent with past practice; (p) no Company Entity has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person in an aggregate amount exceeding $100,000; (q) no Company Entity has delayed, postponed, abated, or reduced the payment of accounts payable, Liabilities for the Leased Real Property, payroll Liabilities, or other Liabilities, accelerated the collection of accounts receivable, or managed other current assets or current Liabilities in a manner inconsistent with past practice (prior to the Coronavirus Pandemic) and the ordinary course of business (prior to the Coronavirus Pandemic); 39 (r) no Company Entity has cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $100,000 or outside the ordinary course of business consistent with past practice; (s) there has been no material amendment made or authorized in the charter, bylaws, or other organizational documents of any Company Entity; (t) no Company Entity has made any loan to, or entered into any other transaction with, any of its directors, officers and employees; (u) no Company Entity has applied for or otherwise received any payments in connection with the CARES Act or other Coronavirus Relief Programs, including any PPP Loans; and (v) no Company Entity has committed or agreed to any of the foregoing. SECTION 4.16. Brokerage Fees. Except as set forth on Schedule 4.16, there are no claims for investment banking fees, brokerage commissions, finders’ fees or similar compensation in connection with the Transactions based on any arrangement or agreement made by or on behalf of any Seller Party, any Company Subsidiary, or any of their respective Affiliates. SECTION 4.17. Leased Real Property. (a) No Company Entity owns any real property or any option or contractual right to acquire an ownership interest in any real property, including any land, buildings, structures, fixtures, improvements, or other interests in real property, in fee. (b) Schedule 4.17(b) sets forth a true, correct, and complete list of all real property and interests in real property leased, subleased or licensed by any Company Entity, including the street address of each parcel and the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel (each, a “Leased Real Property”). Each Company Entity has valid leasehold estates or, as the case may be, valid leasehold interests, in all Leased Real Property, free and clear of all Liens other than Permitted Liens. The Leased Real Property constitutes all of the real property that is currently used in the operation of the Business and that is necessary or required for the conduct of the Business as currently conducted. To the Knowledge of Seller, use of the Leased Real Property for the various purposes for which it is presently being used is permitted as of right under applicable zoning Laws and is not subject to a “permitted non-conforming” use or structure classification. Except as contained in Schedule 4.17(b), no Company Entity has granted any Person the right to use or occupy any portion of any parcel of Leased Real Property or has received written notice or, to the Knowledge of Seller, other notice of any claim of any Person to the contrary which claim has not been resolved without further recourse to a Company Entity. A true, correct, and complete copy of each current lease for Leased Real Property has been provided to Buyer and is set forth on Schedule 4.17(b) (each, a “Lease Agreement”). (c) Neither any Seller Party nor any Company Subsidiary has received any written notice or, to the Knowledge of Seller, any other notice of any breach of or default under any Lease Agreement which has not been resolved without further recourse to a Company Entity, and each Company Entity is in compliance in all material respects with all of its obligations thereunder. The possession, occupancy, and quiet enjoyment of Leased Real Property under each Lease Agreement has not been disturbed in any material respect (or, if so disturbed, has been resolved without further recourse to a Company Entity) and there are no current written material disputes or, to the Knowledge of Seller, any other material disputes between a Company Subsidiary and its landlord with respect to any such Lease Agreement, which have not been resolved without further recourse to a Company Entity. To the Knowledge of Seller, no security

40 deposit or portion thereof deposited with respect to any Lease Agreement has been applied in respect of a breach of or default under any such Lease Agreement that has not been redeposited in full. No Seller Party has received any written notice or, to the Knowledge of Seller, any other notice of the foregoing with respect to any security deposit. No Company Entity owes, nor will owe in the future, any brokerage commissions or finder’s fees with respect to any Lease Agreement. No Company Entity has given or received any written notice or, to the Knowledge of Seller, any other notice of termination, cancellation, adverse modification, or non-renewal with respect to any Lease Agreement. Seller has not received any written notice or, to the Knowledge of Seller, any other notice of a pending or threatened proceeding (including any condemnation proceeding) which might interfere with the quiet enjoyment of any Company Entity under a Lease Agreement. No material portion of any Leased Real Property is currently damaged or destroyed by fire or other similar casualty. All Leased Real Property has received all material approvals of any Governmental Entity required to be obtained by any Seller Party and, to the Knowledge of Seller, by any other party in connection with the operation thereof. The improvements within each Leased Real Property are in good condition and repair (ordinary wear and tear excepted) and in compliance in all material respects with all applicable Laws, and such improvements are adequate and suitable to conduct the business as it is now being conducted at the Leased Real Property. The utilities available to the Leased Real Properties are adequate to conduct the business as it is now being conducted. No material capital expenditures for the maintenance and/or repair of any Leased Real Property are currently required to be made. Each Leased Real Property is generally suitable for the uses for which it is intended. To the Knowledge of Seller, each Leased Real Property is structurally sound and in good operating condition and repair (including with respect to the performance of reasonable preventative maintenance, but subject to ordinary wear and tear and routine maintenance) and is free from defects that would impact the continued use thereof following the Closing Date in the conduct of normal operations. To the Knowledge of Seller, there are no contracts, declarations, easements, reciprocal easement agreements, covenants, conditions or restrictions, or matters of public record applicable to any Leased Real Property that conflict with the applicable Lease Agreement in any material respect, materially interfere with any Company Entity’s use of such Leased Real Property, materially decrease any Company Entity’s rights under such Lease Agreement, or materially increase any Company Entity’s obligations under such Lease Agreement. (d) Neither any Company Entity nor, to the Knowledge of Seller, any other party to each Lease Agreement at a Leased Real Property is in breach or default under such Lease Agreement in any material respect and, to the Knowledge of Seller, no event has occurred or circumstance exists which, with the delivery of notice, the passage of time, or both, would constitute such a material breach or default, or permit the termination, modification, or acceleration of rent under such lease. SECTION 4.18. Tax Matters. (a) Other than any Permitted Liens, there are no Liens for Taxes on any Company Entity or any Business Assets, and no basis exists for the imposition of any such Liens. (b) All income and other material Tax Returns required to be filed by or with respect to any Company Entity have been timely filed, and all such Tax Returns were true, correct, and complete in all material respects and prepared and filed in compliance with applicable Laws. All Taxes due and owing by or for each Company Entity (whether or not shown on such Tax Returns) have been timely paid in full. Each Company Entity has included reserves determined in accordance with GAAP in the Most Recent Balance Sheet for all accrued Taxes not yet due and payable as of the Balance Sheet Date and, since the Balance Sheet Date, no Company Entity has incurred any Liability for Taxes other than in the ordinary course of business. No claim has been made by a Tax Authority in a jurisdiction where any Company Entity does not file Tax Returns such that any Company Entity is or may be subject to taxation by that jurisdiction. Schedule 4.18(b) contains a list of all jurisdictions (whether foreign or domestic) where each Company Entity is required to pay Taxes or file any Tax Return. 41 (c) Each Company Entity has deducted, withheld and timely paid to the appropriate Tax Authority all Taxes required to be deducted, withheld or paid in connection with amounts paid or owing to any employee, Independent Contractor, creditor, member, shareholder, equityholder or other third party, and each Company Entity has complied with all material reporting, recordkeeping, information, reporting and backup withholding requirements relating thereto under applicable Law. Each Company Entity has correctly classified those individuals performing services as common law employees, leased employees, Independent Contractors or agents. (d) No Company Entity is currently the beneficiary of any extension of time within which to file any Tax Return. There are no outstanding waivers of any statute of limitation periods with respect to any Taxes of any Company Entity or agreements providing for an extension of time with respect to any Tax assessment or deficiency of any Company Entity. No Company Entity has executed any power of attorney with respect to any Tax, other than powers of attorney that are no longer in force. (e) There are no audits, assessments or administrative or judicial Proceedings concerning any Tax Liability of any the Company Entity pending, being conducted or, to the Knowledge of Seller, threatened, by a Tax Authority. The Seller has provided to Buyer true, correct, and complete copies of all Tax Returns, examination reports, and statements of deficiencies filed, assessed against, or agreed to by any Company Entity since January 1, 2017. All audits of any Tax Returns of each Company Entity during the past five (5) years have been closed and no Company Entity has any further Liability in connection therewith. (f) All Tax deficiencies asserted, or assessments made, against any Company Entity as a result of any examinations by any Tax Authority have been fully paid and, to the Knowledge of Seller, there are no Tax deficiencies or assessments threatened with respect to any Company Entity. (g) No Company Entity is a resident for Tax purposes in any jurisdiction other than the United States. No Company Entity (i) has a fixed place of business or a “permanent establishment” in any jurisdiction outside of the United States as such term is defined in any applicable Tax treaty or convention between the United States and such jurisdiction, and (ii) has otherwise carried on (either directly or indirectly through any of its employees, officers, directors, shareholders or agents) any business, or conducted any activities or business operations that have exposed, or will, with regard to actions on or prior to the Closing Date, expose it to the taxing jurisdiction or tax of a country other than the United States. No Company Entity has been required to file any Tax Returns with, and no Company Entity has ever been liable to pay or remit Taxes to, any Tax Authority located in any jurisdiction outside of the United States. (h) No Company Entity (i) is or has ever been a party to, bound by or subject to any Tax sharing agreement (other than any Contract entered into in the ordinary course of business that is not primarily related to Taxes), (ii) has been a member of an affiliated group that filed a consolidated, combined, unitary or other similar Tax Return (other than a group of which Seller is the common parent), (iii) has any Liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law) (other than a group of which Seller is the common parent), as a transferee or successor, by Tax sharing agreement (other than any Contract entered into in the ordinary course of business that is not primarily related to Taxes), or otherwise, (iv) is a party to any joint venture, partnership, Contract or other arrangement which is treated (or reasonably could be treated) as a partnership for U.S. federal income Tax purposes, or (v) owns a direct or indirect equity interest in any Person (other than another Company Entity). (i) No Company Entity (i) has distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code, (ii) is the successor to any other Person, whether by merger, 42 conversion, liquidation, or otherwise, or (iii) has been required to make any adjustment pursuant to Section 481(a) of the Code or any similar provision of state, local or non-U.S. Law by reason of any change in accounting method. (j) No Company Entity will be required under applicable Law to include any item of income or exclude any item of deduction or loss from taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or non-U.S. Law) for a taxable period ending on or before the Closing Date; (ii) use of an improper method of accounting for a taxable period ending on or before the Closing Date; (iii) installment sale or open transaction occurring on or before the Closing Date; (iv) deferred revenue or prepaid amount received on or before the Closing Date; (v) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non- U.S. Law) executed on or before the Closing Date; (vi) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law); (vii) debt instrument held on or prior to the Closing Date that was acquired with “original issue discount” as defined in Section 1273(a) of the Code or subject to the rules set forth in Section 1276 of the Code; (viii) election made pursuant to Section 108(i) of the Code on or before the Closing Date; (ix) inclusion under Section 965(a) of the Code or any election under Section 965(h) or Section 965(i) of the Code; or (x) inclusion pursuant to Section 951 or Section 951A of the Code with respect to any interest held in a “controlled foreign corporation” (as that term is defined in Section 957 of the Code) with respect to any Pre-Closing Tax Period. (k) No Company Entity has received, been the subject of, or requested a written ruling of a Tax Authority relating to Taxes (including private letter rulings, technical advice memoranda or similar rulings), and no Company Entity has entered into a Contract with a Governmental Entity relating to Taxes that would have a continuing effect after the Closing Date. No Company Entity is the beneficiary of any Tax holiday, Tax abatement, or other similar Tax benefit. (l) No Company Entity has engaged in any listed transaction as defined in Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision under any state or local Law). Each Company Entity has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code. (m) For federal and applicable state, local, and other income Tax purposes, Seller has been, at all times since its formation, and continuing through and including the Closing Date, treated as a corporation. (n) Each Company Entity (i) has properly collected and remitted sales and similar Taxes with respect to sales made to its customers; and (ii) for all sales that are exempt from sales and similar Taxes and that were made without charging or remitting sales or similar Taxes, has received and retained any appropriate Tax exemption certificates and other documentation qualifying such sale as exempt in the form required under applicable Law. (o) Each Company Entity has less than $5,000 of unclaimed property with any Governmental Entity as of December 31, 2022. (p) None of the properties or assets of any Company Entity is “tax exempt use property” (within the meaning of Section 168(h) of the Code) or “tax exempt bond financed property” (within the meaning of Section 168(g)(5) of the Code), and no such property or asset is subject to a lease, safe harbor lease, or other arrangement as a result of which any Company Entity is not treated as the owner of such property or asset for U.S. federal income Tax purposes. 43 (q) No Company Entity has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. (r) No Company Entity has (i) deferred any portion of any payroll, social security, unemployment, withholding or other Taxes pursuant to Section 2302 of the CARES Act or any other Law enacted or order issued on account of or in response to the Coronavirus Pandemic or (ii) claimed any Tax credits under Families First Coronavirus Response Act or Section 2301 of the CARES Act. (s) Notwithstanding anything to the contrary in this Agreement, (i) the representations and warranties in Section 4.13, Section 4.15(l) and (m), and this Section 4.18 are the only representations and warranties of the Seller Parties with respect to the Tax matters, and (ii) the Seller Parties make no representation or warranty with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, or basis amount of any of the Company Entities after the Closing Date. SECTION 4.19. Insurance. (a) Schedule 4.19(a) contains a list and brief description (including (i) the name of the insurer and policy number, (ii) the period of coverage, (iii) the scope of insurance and amount of coverage, and (iv) a description of any retroactive premium adjustments or other loss-sharing arrangements) of all material policies of fire, liability, workers compensation, professional malpractice, health and other forms of insurance policies or binders currently in force insuring against risks to which any Company Entity has been a party, a named insured or otherwise the beneficiary of coverage at any time during the two (2) years immediately preceding the date hereof (the “Insurance Policies”). (b) Except as set forth on Schedule 4.19(b), during the past two (2) years, (i) no Company Entity has been refused any insurance by, nor has coverage been limited by, any insurance carrier with which any Company Entity has carried insurance or any other insurance carrier to which any Company Entity has applied for insurance, and (ii) no claim has been made or is currently pending by any Company Entity or any other Person under any Company Entity’s Insurance Policies. The Insurance Policies are legal, binding, enforceable and in full force and effect on the date hereof and will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the Transactions. Neither any Company Entity nor, to the Knowledge of Seller, any other party to any Insurance Policy, is in material breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred that, with notice or the lapse of time, would constitute such a material breach or default, or permit termination, modification or acceleration, under any Insurance Policy. (c) During the past twelve (12) months, no policy limits for any of the Insurance Policies has been exhausted or materially reduced. Except as set forth on Schedule 4.19(c), no Company Entity has received any written notice of a material increase in premiums with respect to, or any written notice or, to the Knowledge of Seller, any other notice of cancellation or non-renewal of, any of its Insurance Policies. SECTION 4.20. Capitalization. (a) The authorized capital stock of the Company consists of 100 shares of common stock, par value $0.01, of which 100 shares are issued and outstanding. The Acquired Shares represent all 100 issued and outstanding shares of capital stock of the Company. Seller is the sole record and beneficial owner of the Acquired Shares, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws).

44 (b) The authorized capital stock of DDI consists of 100 shares of common stock, par value $0.01, of which 100 shares are issued and outstanding. The authorized capital stock of DIS consists of 1,000 shares of common stock, par value $0.01, of which 1,000 shares are issued and outstanding. The Company is the sole record and beneficial owner of all issued and outstanding shares of capital stock of each Company Subsidiary, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws). Other than the Company Subsidiaries, the Company does not own, or have any interest in, any shares or have an ownership interest in any other Person. No Company Subsidiary owns, or has any interest in any shares or has an ownership interest in, any other Person. No Company Entity holds any rights, options, warrants, capital stock, capital units, or other equity interests (or securities convertible into or exchangeable for shares of capital stock, capital units, or other equity interests) with respect to any other Person. (c) All of the issued and outstanding shares of capital stock of each Company Entity (collectively, the “Company Entity Shares”) (i) are duly authorized and validly issued and are fully paid and non-assessable and (ii) were issued in compliance with all applicable Laws, including all federal and state securities Laws. None of the Company Entity Shares were issued in violation of any agreement, arrangement or commitment to which Seller or any Company Entity is a party or is subject to or in violation of any preemptive or similar rights of any Person. There are no outstanding rights, options, warrants, convertible securities, conversion rights, exchange rights or other agreements, arrangements or commitments of any character relating to the capital stock of any Company Entity or obligating Seller or any Company Entity to issue or sell any shares of capital stock of any Company Entity (or securities convertible into or exercisable or exchangeable for, or any other interest in, any shares of stock of any Company Entity). No Company Entity is obligated to redeem or otherwise acquire any shares of capital stock of any Company Entity. There are no voting trusts, stockholder agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of any Company Entity. Upon the consummation of the Transactions, Buyer shall own, directly or indirectly, all of the Company Entity Shares, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws). SECTION 4.21. Affiliate Transactions. Except as set forth on Schedule 4.21, no officer, director, direct or indirect shareholder holding two percent (2%) or more of the economic interests of a Company Entity, or Affiliate of any Company Entity or any Immediate Family Member or Affiliate of such officer, director, or shareholder (a) is a party to, or has an economic interest in, any Company Contract with any Company Entity, (b) has, or had at any time within the two (2) years prior to the Closing Date, a financial relationship with any Company Entity, or (c) has an interest in any asset or property owned or used by any Company Entity or the Business. SECTION 4.22. Material Suppliers. (a) Schedule 4.22(a) sets forth a true, correct, and complete list of each of the twenty (20) largest suppliers of the Company Entities (the “Material Suppliers”) by aggregate dollar volume of purchases for each of the two (2) fiscal years ended December 31, 2021, and December 31, 2022. (b) Except as set forth on Schedule 4.22(b), (i) each Company Entity’s relationships with the Material Suppliers are good commercial working relationships, (ii) no Company Entity has received any notice that any Material Supplier plans to stop, or decrease the rate of, supplying materials, products or services to any Company Entity or increase the price for such materials, products or services, (iii) to the Knowledge of Seller, no Material Supplier intends to stop or materially decrease the amount of business done with any Company Entity, (iv) no Material Supplier has requested or received or, to the Knowledge of Seller, is expected to request or receive, an increase in the prices charged to any Company Entity that is inconsistent with the terms of its existing supply Contract with such Company Entity, (v) no Material 45 Supplier has stopped or materially decreased the amount of business done with any Company Entity as a result of the Coronavirus Pandemic, (vi) no Company Entity is involved in any material claim or dispute with any Material Supplier, and (vii) to the Knowledge of Seller, no Material Supplier is insolvent or has declared or filed for bankruptcy. Except as set forth on Schedule 4.22(b), no Company Entity has any sole- source supplier of significant goods or services (other than utilities) with respect to which practical alternative sources are not reasonably available on equivalent terms and conditions. SECTION 4.23. Material Customers. (a) Schedule 4.23(a)(i) sets forth a true, correct, and complete list of (i) the ten (10) largest Customers of the Company Entities by aggregate dollar volume of equipment purchases for each of the two (2) fiscal years ended December 31, 2020, and December 31, 2021 and (ii) the twenty-five (25) largest Customers of the Company Entities by aggregate dollar volume of payments under staffing, equipment leasing, isotope, service, and “turnkey” agreements, in the aggregate, for each of the two (2) fiscal years ended December 31, 2020, and December 31, 2021 (collectively, the “Material Customers”). Schedule 4.23(a)(i) also sets forth a list of all Contracts between a Company Entity, on one hand, and any Federal Healthcare Program or Material Customer, on the other hand (collectively, the “Customer Agreements”) by amount collected in 2021, and 2022. Each Customer Agreement is in full force and effect and is valid and binding on the Company Entity party thereto and, to the Knowledge of Seller, the other party thereto. Neither any Company Entity nor, to the Knowledge of Seller, any other party thereto is in breach of, or default under, any Customer Agreement, and no event has occurred that, with the giving of notice or lapse of time or both, would constitute a breach or default thereunder. The Company has delivered to the Buyer a true, correct, and complete copy of each Customer Agreement together with all amendments, waivers or changes thereto. Except as set forth on Schedule 4.23(a)(ii), no Customer Agreement is (x) currently subject to cancellation or modification or may reasonably be expected to be subject to cancellation or modification (including with respect to any reduction of reimbursement, rates, pricing, services, revenues or term) during the twelve (12) month period commencing on the Closing Date, or (y) currently subject to or reasonably expected to become subject to any penalty, right of set off or other charge by the other party thereto for any late performance or delivery on or prior to the Closing Date. No Company Entity has any claim, defense, setoff or counterclaim under or threatened to terminate or modify in any material respect (including with respect to any reduction of reimbursement, rates, pricing, services, revenues or term) any Customer Agreement. To the Knowledge of Seller, no counterparty to any Customer Agreement has any claim, defense, setoff or counterclaim, nor has any counterparty to any Customer Agreement has asserted in writing or, to the Knowledge of Seller, otherwise asserted any claim, defense, setoff or counterclaim under or threatened to terminate or modify in any material respect (including with respect to any reduction of reimbursement, rates, pricing, services, revenues or term) any Customer Agreement. (b) Except as set forth on Schedule 4.23(b), (i) each Company Entity’s relationships with the Material Customers are good commercial working relationships, (ii) no Company Entity has received any written notice or, to the Knowledge of Seller, any other notice that any Material Customer plans to stop, or materially decrease the rate of, buying products or services from any Company Entity or request a material decrease in the price of products or services from any Company Entity, (iii) no Company Entity has received any written notice or, to the Knowledge of Seller, any other notice that any Material Customer intends to stop or materially decrease the amount of business done with any Company Entity, (iv) no Material Customer has formally requested or received or, to the Knowledge of Seller, is expected to formally request or receive, a decrease in the prices charged by any Company Entity that is inconsistent with the terms of its existing Customer Agreement, (v) no Material Customer has stopped or materially decreased the amount of business done with any Company Entity as a result of the Coronavirus Pandemic, (vi) no Company Entity is involved in any material claim or dispute with any Material Customer, (vii) no Material Customer is insolvent or has declared or filed for bankruptcy, and (viii) no Company Entity has 46 received written notice or, to the Knowledge of Seller, any other notice that any Material Customer intends to return products other than in the ordinary course of business and, in any case, not in an amount greater $50,000. Each Company Entity maintains an effective compliance plan to promote compliance with Healthcare Laws, which includes appropriate policies and procedures reasonably likely to (x) ensure compliance with all Laws, (y) ensure that no misconduct occurs by Healthcare Professionals or other Representatives of any Company Entity, and (z) promptly identify and rectify any such misconduct (the “Compliance Plan”). The Company has delivered to the Buyer true and correct copies of all polices related to the Compliance Plan, as well as all material correspondence related to matters considered or investigated under or reported to any Company Entity related to the Compliance Plan. No shareholder, director, officer, employee, contractor or agent of any Company Entity is currently, or prior to Closing Date has been, engaged in any material violation of the Compliance Plan. SECTION 4.24. Product Warranties. Schedule 4.24 sets forth (i) a general description of all product warranties and guarantees given by any Company Entity to any Customer in connection with the sale, delivery, or distribution of products or Services for which the applicable warranty or guaranty period has not expired, copies of which have been made available to Buyer in the Data Room, including, for each such warranty and guarantee, (A) the Customer name under which the warranty is provided, (B) the type of equipment, (C) the serial number of the equipment, and (D) the effective date and the term thereof, and (ii) all standard warranty terms delivered by any Company Entity in connection with products sold or services rendered by any Company Entity. Except for warranty claims that have been fully resolved or for which any Company Entity has not any continuing liabilities, no claims have been made or have been threatened under product or service warranties of any Company Entity with respect to products or services sold or furnished by any Company Entity. SECTION 4.25. Absence of Certain Payments. None of any Company Entity or any of their respective shareholders or any Person acting on such Company Entity’s behalf, including directors, officers, employees, contractors, and agents, has made or received any “sensitive” payments on behalf of any Company Entity, and no such Person has maintained any unrecorded cash or non-cash assets out of which any “sensitive” payments might be made. “Sensitive” payments means, whether or not illegal, (a) payments to or from governmental officials or employees, (b) commercial bribes or kick-backs, (c) amounts paid with an understanding that rebates or refunds will be made in contravention of the Laws of any applicable jurisdiction, either directly or through a third party, (d) political contributions, except as permitted by Law, (e) payments or commitments (whether made in the form of commissions, payments of fees for goods or services received, or otherwise) made with the understanding or under circumstances which would indicate that all or part thereof is to be paid by the recipient to government officials or employees or as a commercial bribe or inducement, influence payment or kickback, and (f) payments made in violation of Healthcare Laws or state Laws. SECTION 4.26. Bank Accounts. Schedule 4.26 sets forth (a) a true, correct, and complete list of the names and locations of all banks, trust companies, securities brokers, and other financial institutions at which any Company Entity has an account or safe deposit box or maintains a banking, custodial, trading, or other similar relationship, and (b) a true, correct, and complete list and description of each such account, box, and relationship, indicating in each case the account number and the names of the respective officers, employees, agents, or other similar representatives of any Company Entity having signatory power with respect thereto (each, a “Bank Account”). SECTION 4.27. Officers and Directors. Schedule 4.27 lists all officers and directors (or equivalent) of each Company Entity. SECTION 4.28. Investment Matters. Seller is acquiring the Rollover Equity for its own account with the present intention of holding the Rollover Equity for investment purposes and not with a 47 view to or for sale in connection with any public distribution of such securities in violation of any federal or state securities Laws. Seller is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect, and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in the Rollover Equity, and Seller is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Rollover Equity. Seller acknowledges that the Rollover Equity have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities Law and understands and agrees that it may not sell or dispose of any of the Rollover Equity except pursuant to a registered offering in compliance with, or in a transaction exempt from, the registration requirements of the Securities Act and any other applicable federal, state or foreign securities Laws. SECTION 4.29. Cybersecurity and Privacy. In the past four (4) years, neither any Company Entity nor, to the Knowledge of Seller, any vendor of any Company Entity has experienced (a) any loss of, unauthorized access to, acquisition of, use of or disclosure of any Personal Information or any Company Confidential Information, or (b) any damage to, unauthorized access to or use of the Business Systems (subsections (a) and (b) above, individually or collectively, a “Breach”). No Company Entity has received any claim or notice from any Person that a Breach may have occurred or is being investigated. Except as set forth on Schedule 4.29, each Company Entity has collected, stored, retained, maintained, transferred, destroyed, and otherwise used all Personal Information and Company Confidential Information owned or maintained by any Company Entity, and each Company Entity protects the security and integrity of the Business Systems, in each case, in accordance with all Contracts to which any Company Entity is a party, all applicable Laws, including Data Protection Laws, all applicable industry security standards, and such Company Entity’s own policies. No Company Entity has received any claim or notice from any Person that any Company Entity is not in compliance with any applicable Laws, including Data Protection Laws, any applicable industry security standards, or such Company Entity’s own policies. Each Company Entity contractually imposes obligations on all of its vendors and partners that handle or have access to Personal Information or Company Confidential Information to implement and maintain commercially reasonable safeguards to protect such Personal Information and Company Confidential Information. No Company Entity collects or transmits, and no Company Entity has collected or transmitted, any Personal Information or Company Confidential Information outside of the United States that would subject any Company Entity to any international privacy or cybersecurity Laws. Each Company Entity (x) has implemented and maintains commercially reasonable administrative, technical, and physical safeguards, including the adoption, implementation, and maintenance of a written information security program, incident response plan, vendor management policy, and disaster recovery and business continuity plan, in each case, designed to ensure the protection of the Business Systems, Personal Information, and Company Confidential Information against loss, interruptions of use, destruction, damage, unauthorized access, use, acquisition, and disclosure, (y) performs vulnerability scans and penetration testing on its systems and networks no less frequently than annually, and (z) maintains commercially reasonable cybersecurity insurance in coverage types and amounts reasonably sufficient to withstand and remediate a Breach. Each Company Entity timely installs software security patches and other fixes to identified information security vulnerabilities. Neither the execution, delivery or performance of this Agreement, nor the consummation of any of the Transactions, will: (i) violate any Contract to which any Company Entity is a party, any applicable Law, including Data Protection Laws, or any Company Entity’s own policies, or (ii) require the consent of or notice to any Person with respect to the use or transfer of such Person’s data. The Business Systems are sufficient in all respects for each Company Entity’s current needs in the operation of the Business. With respect to the Business Systems, each Company Entity has taken reasonable steps to provide for the back-up and recovery of all data and information necessary to the conduct of the Business without disruption or interruption. SECTION 4.30. Coronavirus Pandemic Matters.

48 (a) Schedule 4.30(a) sets forth all loans, grants, or funding received by each Company Entity under any Coronavirus Relief Programs, including any PPP Loan and any EIDL/RRF Grant. The Seller Parties have made available to Buyer true, correct, and complete copies of all documents received by any Company Entity or any Seller Party with respect to each PPP Loan, EIDL/RRF Grant and/or any other Coronavirus Relief Program (collectively, the “Coronavirus Relief Loans”). In obtaining and applying for the Coronavirus Relief Loans, each Company Entity satisfied all eligibility and certification requirements at the time of the application for the Coronavirus Relief Loans. All certifications made by the Company Entities to the applicable lenders in connection with the Coronavirus Relief Loans (including on the application for the PPP Loans) were, at the time made, true, correct and made in good faith. Each Company Entity has complied in all material respects with the requirements of all loan programs that such Company Entity participated in under the CARES Act (or any similar legislation), including any restrictions on the use of any borrowed funds. Other than the PPP Loans and EIDL/RRF Grants set forth on Schedule 4.30(a), no Company Entity has received any other loans, grants, or funding from any government programs or any other third Person as a result of or in connection with the Coronavirus Pandemic. Except as set forth on Schedule 4.30(a), no Company Entity is subject to (nor has it received an exclusion from the applicable Governmental Entity from) any COVID-19 Measures, such that each Company Entity may continue to operate in the ordinary course of business (which, for the purpose of this Section 4.30(a), shall mean the ordinary course of business of the Company Entities prior to January 1, 2020). (b) The full amount of each PPP Loan has been forgiven by the SBA and the applicable lender in accordance with all applicable Laws and the forgiveness amounts have been remitted by SBA to the applicable lender and applied by the applicable lender to payment in full of each PPP Loan (including all accrued and unpaid interest and fees thereon). SECTION 4.31. International Trade. For the past five (5) years, each Company Entity has operated in compliance with all applicable Export and Import Laws, Sanctions and Anticorruption Laws. Without limiting the foregoing: (a) Each Company Entity is in compliance and for the past five (5) years has complied with all applicable Export and Import Laws, including compliance with all license or authorization provisos, terms and conditions. Each Company Entity is in compliance with the terms of all applicable import restrictions and has paid (or accrued for) all applicable import duties, fees, and charges of any kind. For the past five (5)years, there have been no voluntary disclosures by any Company Entity to, or investigations or administrative enforcement actions pending or in process, against any Company Entity by the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of Treasury (including the Directorate of Defense Trade Controls, the Bureau of Industry and Security and the Office of Foreign Assets Control) or by any other Governmental Entity with respect to exports or imports. (b) Neither any Company Entity nor any of their respective Affiliates, officers, directors, employees, or owners, nor, to the Knowledge of Seller, any third parties acting at their direction or for their benefit is a Sanctioned Person, or is located or operates in a Sanctioned Territory. Except as set forth on Schedule 4.31(b), for the past five (5) years, neither any Company Entity nor any Affiliate thereof has transacted any business, directly or knowingly indirectly, with (i) any Sanctioned Territory in violation of applicable Law or (ii) any Sanctioned Person in violation of applicable Law. (c) Neither any Company Entity nor any of their respective officers, directors, or employees, nor, to the Knowledge of Seller, any of its consultants, representatives, agents or Affiliates (nor any Person acting on behalf of any of the foregoing) has, directly or indirectly through a third party, (i) paid, offered, given, promised to pay, or authorized, funded or facilitated the payment of any money or anything of value to any Person to improperly obtain or retain business or any competitive advantage for any Company Entity, or (ii) established or maintained any fund or asset that has not been recorded in the 49 applicable Company Entity’s books and records. Neither any Company Entity nor any of its officers, directors, or employees, nor, to the Knowledge of Seller, any of its consultants, representatives, agents or Affiliates has otherwise violated or is otherwise in violation of any applicable Export and Import Laws, Sanctions or Anticorruption Laws. SECTION 4.32. Indebtedness and Transaction Expenses. Schedule 4.32 sets forth a true and complete list of the individual components (indicating the amount and the Person to whom such amount is owed) of all (a) Indebtedness outstanding with respect to any Company Entity; and (b) Transaction Expenses, which amounts, for the avoidance of doubt, shall be deducted from the Closing Date Payment as Certified Transaction Expenses. SECTION 4.33. Disclosure; No Other Representations and Warranties. The representations and warranties made or contained in this Agreement, including the Disclosure Schedules, and the other Transaction Documents by any Seller Party or any Company Subsidiary to Buyer or Parent in connection with the Transactions, when taken together, do not and shall not contain any untrue statement of a material fact and do not and shall not omit to state a material fact. Except for the representations and warranties contained in Article III and this Article IV (including the related portions of the Disclosure Schedules), none of Seller, the Company Entities or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller or the Company Entities, including as to the future revenue, profitability or success of the Company, or any representation or warranty arising from statute or otherwise in Law. ARTICLE V Buyer Party Representations and Warranties Buyer and Parent each represent and warrant to the Seller Parties that the statements contained in this Article V are true and correct as of the date hereof. SECTION 5.01. Organization; Power; Execution. (a) Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Pennsylvania. Buyer has full power and authority to execute and deliver each Transaction Document to which it is a party, to carry out or cause to be carried out its obligations thereunder, and to consummate the Transactions to which it is a party. Each of the Transaction Documents to which Buyer is a party has been duly authorized by all necessary action on the part of Buyer and has been duly executed and delivered by Buyer and, assuming valid execution and delivery by the applicable Seller Parties or the applicable Company Subsidiary, constitutes a valid and legally binding obligation of Buyer in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a Proceeding in equity or law). When each other Transaction Document to which Buyer is or will be a party has been duly executed and delivered by Buyer, assuming the valid execution and delivery by the Seller Parties, such other Transaction Document will constitute a valid and legally binding obligation of Buyer in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a Proceeding in equity or law). (b) Parent is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent has full power and authority to execute and deliver each Transaction Document to which it is a party, to carry out or cause to be carried out its obligations thereunder, and to consummate the Transactions to which it is a party. Each of the Transaction Documents to which Parent is a party has been duly authorized by all necessary action on the part of Parent and has been duly executed and delivered by Parent and, assuming valid execution and delivery by the 50 Seller Parties and the Company Subsidiaries, constitutes a valid and legally binding obligation of Parent in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a Proceeding in equity or law). When each other Transaction Document to which Parent is or will be a party has been duly executed and delivered by Parent, assuming the valid execution and delivery by the Seller Parties, such other Transaction Document will constitute a valid and legally binding obligation of Parent in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether enforcement is sought in a Proceeding in equity or law). SECTION 5.02. Non-Contravention. None of the execution and delivery of the Transaction Documents by the Buyer Parties, the consummation by the Buyer Parties of the Transactions or compliance by the Buyer Parties with any of the provisions thereof shall: (a) conflict with or result in any breach of any provisions of the organizational documents of Buyer or Parent; (b) conflict with, or result in the breach of, constitute a default under or result in the termination, cancellation or acceleration (whether after the giving of notice or the lapse of time or both) of any right or obligation of Buyer or Parent under any agreement to which Buyer or Parent, respectively, is a party or to which its properties or assets are subject; (c) assuming the accuracy of the representations and warranties set forth in Article III and Article IV and the consents, approvals, notices and filings set forth on Schedule 4.04 are timely made or obtained, violate or result in a breach of, or constitute a default under any Law or other restriction of any Governmental Entity to which Buyer or Parent is subject, except, with respect to the immediately preceding clauses (b) and (c), for any violations, breaches, conflicts, defaults, losses, Liens, terminations, cancellations, or accelerations that would not, individually or in the aggregate, materially affect the ability of Buyer or Parent to perform its obligations under the Transaction Documents or prevent or materially impede, interfere with, hinder, or delay the consummation of the Transactions; or (d) require any permit, approval, consent or authorization of, or declaration to or filing with, any other Person, including any Person party to any agreement with a Buyer Party. SECTION 5.03. Governmental Authorizations. Assuming the accuracy of the representations and warranties set forth in Article III and Article IV, the execution and delivery of the Transaction Documents by the Buyer Parties and the consummation of the Transactions by the Buyer Parties do not require any consent or approval of, or any notice to or other registration or filing with, any Governmental Entity by, with respect to, or on behalf of the Buyer Parties, except for consents, approvals, notices and filings the failure of which to obtain or make would not, individually or in the aggregate, materially affect the ability of the Buyer Parties to perform their obligations under the Transaction Documents or prevent or materially impede, interfere with, hinder, or delay the consummation of the Transactions. SECTION 5.04. Brokerage Fees. There are no claims for investment banking fees, brokerage commissions, finders’ fees, or similar compensation in connection with the Transactions based on any arrangement or agreement made by or on behalf of any Buyer Party or any Affiliate thereof. SECTION 5.05. Compliance with Laws. The Buyer Parties are conducting and at all times during the past two (2) years have conducted their business and owned and operated their properties and assets in material compliance with all applicable Laws, except to the extent any failure in respect of the foregoing would be indemnifiable by any other Person or otherwise covered by insurance or would not materially and adversely impair or delay Buyer’s performance under this Agreement or Buyer’s consummation of the Transactions. To Buyer’s knowledge, there are no actions or proceedings pending or threatened in writing against Buyer, at law or in equity, or before or by any Governmental Entity, that (a) are not indemnifiable by any other Person or otherwise covered by insurance and (b) would materially and adversely impair or delay Buyer’s performance under this Agreement or Buyer’s consummation of the Transactions. 51 SECTION 5.06. Legal Proceedings. There is no Proceeding pending or threatened in writing against or by Buyer Parties that challenge or seek to prevent, enjoin or otherwise delay the Transactions contemplated by this Agreement. SECTION 5.07. Sufficiency of Funds. Buyer Parties have, or on the Closing Date will have, sufficient funds immediately available to consummate the Transactions that are contemplated to take place on the Closing Date pursuant to this Agreement. SECTION 5.08. Investment Matters. Buyer Parties are acquiring the Purchased Shares for their own account with the present intention of holding the Purchased Shares for investment purposes and not with a view to or for sale in connection with any public distribution of such securities in violation of any federal or state securities Laws. Buyer Parties acknowledge that the Purchased Shares have not been registered under the Securities Act, or any state securities Law and understands and agree that they may not sell or dispose of any of the Purchased Shares except pursuant to a registered offering in compliance with, or in a transaction exempt from, the registration requirements of the Securities Act and any other applicable federal, state or foreign securities Laws. SECTION 5.09. Independent Investigation. Without limiting any claim or action against Seller for Fraud in the making of any representation or warranty set forth in Article III or Article IV, the Buyer Parties acknowledge and agree that (a) the Buyer Parties have conducted their own independent investigation, verification, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of the Company, which investigation, review and analysis was conducted by the Buyer Parties and their Affiliates and Representatives, (b) the Buyer Parties have been permitted adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company for such purpose, (c) except for the representations and warranties contained in Article III and Article IV (including the related portions of the Disclosure Schedules) or in any certificate or instrument required to be delivered by or on behalf of the Seller Parties hereunder in connection with the Closing, none of the Seller Parties nor any other Person has made, and the Buyer has not relied on, any other express or implied representation or warranty by or on behalf of any of the Seller Parties (including with respect to pro forma financial information, financial projections or other forward-looking statements) in connection with the transactions contemplated hereby. SECTION 5.10. Financial Statements. (a) Attached as Schedule 5.10(a)(i) are, to the knowledge of Parent, true, correct and complete copies of the following financial statements (collectively, the “Parent Financial Statements”): (i) the audited balance sheets of TTG Holdings, LLC, the sole member of Buyer and wholly owned subsidiary of Parent (“TTG Holdings”), for the fiscal year ended December 31, 2022 and the related statements of income, retained earnings, cash flows and expenses for each fiscal year then ended and (ii) the unaudited balance sheet of TTG Holdings as of March 31, 2023 (the “Most Recent Parent Balance Sheet”; such date, the “Parent Balance Sheet Date”) and the related statements of income, retained earnings, cash flows and expenses for the three (3)-month period then ended. Such financial statements (1) are consistent in all material respects with the books and records of TTG Holdings and fairly present in all material respects the financial position of TTG Holdings as of the dates thereof and the results of operations and cash flows of TTG Holdings for the periods shown therein, and (2) have been prepared in accordance with GAAP. (b) All books and records of the Parent have been prepared, assembled, and maintained in all material respects in accordance with good business practice and all applicable Laws. Parent maintains books and records reflecting in all material respects Parent’s assets and Liabilities that in reasonable detail accurately and fairly reflect Parent’s transactions and dispositions of its assets, and maintain or cause to be

52 maintained a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are accurately recorded in all material respects and as necessary to permit preparation of the financial statements of Parent and to maintain accountability for its assets, (ii) transactions are executed in accordance with management’s authorization, (iii) access to the records of Parent is permitted only in accordance with management’s authorization, (iv) the reporting of such Parent’s assets is compared with existing assets at regular intervals, and (v) accounts, notes, and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. (c) Parent’s system of internal control over financial reporting is reasonable and reasonably sufficient for a business of its size to record transactions as necessary in order to permit preparation of financial statements in accordance with GAAP. There are no (i) significant deficiencies in the design or operation of internal controls that would, to the knowledge of Parent, reasonably be expected to adversely affect Parent’s ability to record, process, summarize, and report financial data in any material respect, (ii) material weaknesses in Parent’s internal controls, (iii) instances of (and no claims or allegations of) fraud or corporate misappropriation, whether or not material, that involves management or any other Person who has a significant role in Parent’s internal controls or, to the knowledge of Parent, any other employee or member of management, or (iv) material changes in the internal controls or disclosure controls and procedures of Parent. SECTION 5.11. Capitalization. (a) Of the authorized units of the Parent (the “Parent Units”), 95,677,351.2 are issued and outstanding. Parent is the sole record and beneficial owner of the Rollover Equity, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws). (b) All of the issued and outstanding Parent Units (i) are duly authorized and validly issued and are fully paid and non-assessable and (ii) were issued in compliance with all applicable Laws, including all federal and state securities Laws. None of the Parent Units were issued in violation of any agreement, arrangement or commitment to which Parent or Buyer is a party or is subject to or in violation of any preemptive or similar rights of any Person. There are no outstanding rights, options, warrants, convertible securities, conversion rights, exchange rights or other agreements, arrangements or commitments of any character relating to the Parent Units or obligating Parent to issue or sell any Parent Units (or securities convertible into or exercisable or exchangeable for, or any other interest in, any Parent Units). Parent is not obligated to redeem or otherwise acquire any Parent Units. There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any Parent Units. Upon the consummation of the Transactions, Seller shall own, directly or indirectly, all of the Rollover Equity, free and clear of all Liens (other than restrictions under applicable state and federal securities Laws). SECTION 5.12. Solvency. Parent (after giving effect to the Transactions) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Parent has no information that would lead it to reasonably conclude that the Parent would not, after giving effect to the Transactions, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. Parent’s financial statements for its most recent fiscal year end and interim financial statements have been prepared assuming the Parent will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. 53 SECTION 5.13. Affiliate Transactions. Except as set forth on Schedule 5.13, no Affiliate of Sentinel Capital Partners, L.L.C. is a party to any Contract with any Buyer Party. SECTION 5.14. Absence of Certain Payments. None of any Buyer Party or any of their respective shareholders or any Person acting on such Buyer Party’s behalf, including directors, officers, employees, contractors, and agents, has made or received any “sensitive” payments on behalf of any Buyer Party, and no such Person has maintained any unrecorded cash or non-cash assets out of which any “sensitive” payments might be made. “Sensitive” payments means, whether or not illegal, (a) payments to or from governmental officials or employees, (b) commercial bribes or kick-backs, (c) amounts paid with an understanding that rebates or refunds will be made in contravention of the Laws of any applicable jurisdiction, either directly or through a third party, (d) political contributions, except as permitted by Law, (e) payments or commitments (whether made in the form of commissions, payments of fees for goods or services received, or otherwise) made with the understanding or under circumstances which would indicate that all or part thereof is to be paid by the recipient to government officials or employees or as a commercial bribe or inducement, influence payment or kickback, and (f) payments made in violation of applicable Healthcare Laws or state Laws. ARTICLE VI Covenants Seller covenants and agrees with the Buyer Parties, and the Buyer Parties covenant and agree with Seller, that: SECTION 6.01. Assurances. From and after the Closing, each Party will execute and deliver such further certificates, agreements, and other documents and take such other actions as another Party may reasonably request or as may be necessary or appropriate to consummate or implement the Transactions or to evidence such events or matters; provided, however, that no Party shall be required to execute an amendment to any Transaction Document or to waive any of its rights or any breach thereunder. SECTION 6.02. Publicity. Other than any press release that may be agreed in writing by Buyer and the Seller to be issued following the Closing, no Party shall (and Seller shall cause its investment advisor/bank to not) originate any publicity, news release, or other public announcement, written or oral, whether relating to the Transaction Documents or the existence of any arrangement between the Parties, without the prior written consent of Buyer and Seller, whether named in such publicity, news release or other public announcement or not, except where such publicity, news release or other public announcement is required by Law or any listing or trading agreement concerning its publicly traded securities; provided that in such event, the Party issuing same shall still be required to consult with Buyer and Seller, whether named in such publicity, news release or public announcement or not, a reasonable time prior to its release to allow such Parties to comment thereon and, after its release, shall provide Buyer and Seller with a copy thereof. Notwithstanding the foregoing, Buyer and its Affiliates shall, without any approval of any other Person, be permitted to (a) publish “tombstone” advertisements and other general marketing announcements, in each case, relating to the consummation of the Transactions, on their respective website(s), in newspapers, trade journals and other appropriate media, provided that such advertisements or other announcements do not disclose the amount of the Cash Consideration or any component thereof, and (b) disclose information regarding the Transactions to their respective direct and indirect investors, prospective investors and Representatives, provided, that Buyer or its Affiliates, as applicable, shall require each such Person to comply with the terms of this Section 6.02 to the same extent as if such Person was a party hereto. SECTION 6.03. Confidentiality. Seller shall, and shall cause its Representatives to, treat as confidential and safeguard and not disclose or use for the benefit of any Person or business (other than 54 the Business) any and all non-public, confidential or proprietary information, knowledge and data regarding any Company Entity, the Business, Buyer Parties, or any Affiliate of a Buyer Party (“Confidential Information”), except to the extent that such information can be shown to have been generally available to the public other than as a result of the disclosure by Seller or its Representatives; provided, however, that Seller may disclose Confidential Information to its Representatives in connection with the Transactions so long as such Representatives are informed by Seller of the nature of the Confidential Information and are directed by Seller to hold such Confidential Information in confidence, and Seller shall be responsible for any breach of the confidentiality provisions of this Section 6.03 by its Representatives. If, after the Closing, Seller or any of its Representatives are legally required to disclose any Confidential Information, Seller shall, to the extent permitted by applicable Law, (a) promptly notify Buyer to permit Buyer to seek a protective order or take other appropriate action and (b) cooperate as reasonably requested by Buyer in Buyer’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such Confidential Information. If, after the Closing and in the absence of a protective order, Seller or any of its Representatives are compelled as a matter of Law to disclose Confidential Information to a third party, Seller and its Representatives may disclose to the third party compelling disclosure only the part of such Confidential Information as is, pursuant to the advice of its counsel, required by Law to be disclosed; provided, however, that, prior to any such disclosure, Seller and its Representatives will, to the extent permitted by applicable Law, advise and consult with Buyer and its counsel as to such disclosure and the nature and wording of such disclosure. SECTION 6.04. Non-Competition; Non-Solicitation; Non-Disparagement. (a) Until the earlier to occur of the fourth (4th) anniversary of the Closing Date or a Change of Control of Buyer (the “Restricted Period”), Seller shall not, and Seller shall cause its Affiliates not to, directly or indirectly, whether acting alone or in concert with others (including through any arrangements with or by otherwise directing any Affiliate of Seller or by Contract), as a partner, joint venturer, employer, employee, consultant, equity holder, principal, manager, agent, or otherwise, (i) engage in or provide Services to any Person engaged in, assist others in engaging in or providing Services to any Person engaged in or compete with the Business or any direct or indirect business of the Buyer in all states or foreign jurisdictions in which any Company Entity or the Business have, directly or indirectly, conducted business within the two (2) years preceding the Closing Date, directly or via network (the “Restricted Territory”), (ii) have an interest in any Person that engages in or provides Services to any Person engaged in the Business or any business of any Company Entity anywhere in the Restricted Territory in any capacity whatsoever, including as a partner, equity holder, manager, director, officer, employee, consultant, principal, agent or trustee, or (iii) cause, induce or encourage any actual, prospective or former client, customer, patient, supplier, independent contractor or licensor of the Business or any business of any Company Entity, or any other Person who has a business relationship with the Business or any business of any Company Entity, to terminate or modify any such Person’s relationship with the Business or any business of any Company Entity in a manner that is adverse to Buyer or its Affiliates. Notwithstanding anything herein to the contrary, (x) in no event shall the restrictions in this Section 6.04(a) restrict Seller from owning, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own two percent (2%) or more of any class of securities of such Person, and (y) the foregoing provisions shall not in any way limit or mitigate Seller’s confidentiality obligations herein. (b) During the Restricted Period, Seller shall not, and Seller shall cause its Affiliates not to, directly or indirectly, whether acting alone or in concert with others (including through any arrangements with or by otherwise directing any Affiliate of Seller or by Contract), as a partner, joint venturer, employer, employee, consultant, equity holder, principal, manager, agent, or otherwise, (i) hire, solicit, or induce, or attempt to hire, solicit, or induce any Restricted Employee to leave the employ of any Company Entity, 55 Buyer or any of their Subsidiaries or Affiliates, or in any way interfere with the relationship between such Restricted Employee, on one hand, and any Company Entity, Buyer or any of their Subsidiaries or Affiliates, on the other hand, (ii) encourage any Restricted Employee to leave or reduce such Restricted Employee’s employment or consulting engagement with any Company Entity, Buyer or any of their Subsidiaries or Affiliates or in any way to interfere with the relationship between any such Restricted Employee, on one hand, and any Company Entity, Buyer or any of their Subsidiaries or Affiliates, on the other hand; or (iii) induce, or attempt to induce, any Restricted Partner to reduce or cease doing business with any Company Entity, Buyer or any of their Subsidiaries or Affiliates, or in any way to interfere with the relationship between any such Restricted Partner, on one hand, and any Company Entity, Buyer or any of their Subsidiaries or Affiliates, on the other hand; provided, however, that Seller and its Affiliates shall not be restricted in any general solicitation for employees (including through the use of employment agencies) not specifically directed at any Restricted Employee as long as Seller and its Affiliates are otherwise in compliance with its covenants and agreements set forth herein, including this Section 6.04. (c) Except as required by Law, Seller hereby agrees that Seller will not, directly or indirectly, whether acting alone or in concert with others (including through any arrangements with or by otherwise directing any Affiliate or Subsidiary of Seller or by Contract) (on such Seller’s own behalf or in the service or on behalf of others or jointly with any other Person), disparage or portray in a negative light, nor will Seller cause any of its Affiliates to disparage or portray in a negative light, any Company Entity, Buyer, any of their Affiliates or Subsidiaries, or any of their respective current or former direct or indirect directors, owners, equity holders, partners, managers, officers, employees, independent contractors, or agents (each, a “Buyer Covered Person”), with respect to such Buyer Covered Person’s business reputation as it relates to the business activities conducted by any Company Entity, Buyer, any of their Affiliates or Subsidiaries, whether in public or private, including in any and all interviews, oral statements, written materials, electronically displayed materials, and material or information displayed on Internet-related sites. (d) Except as required by Law, Buyer hereby agrees to instruct each of its C-suite executives, in each case to the extent such executive remains employed by Buyer, not to, directly or indirectly, whether acting alone or in concert with others (including through any arrangements with or by otherwise directing any Affiliate or Subsidiary of such Person or by Contract) (on such Person’s own behalf or in the service or on behalf of others or jointly with any other Person), disparage or portray in a negative light, or causing any Subsidiary of Buyer to disparage or portray in a negative light, any Seller, any of its Affiliates or Subsidiaries, or any of their respective current or former direct or indirect directors, shareholders, officers, employees, independent contractors, or agents (each, a “Seller Covered Person”), with respect to such Seller Covered Person’s business reputation as it relates to the business activities conducted by Seller or any of its Affiliates or Subsidiaries, whether in public or private, including in any and all interviews, oral statements, written materials, electronically displayed materials, and material or information displayed on Internet-related sites; provided, however, that notwithstanding the foregoing, this provision shall not be construed to prohibit any C-suite executive or other employee of Buyer from providing truthful testimony in any legal or administrative proceeding or as otherwise required by Law. (e) If a Party (including breaches by its Affiliates) breaches, or threatens to commit a breach of, any provision of this Section 6.04, the other Parties will have the right and remedy, without the necessity of proving actual damage or posting any bond whatsoever, (i) to have such provision specifically enforced by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the non-breaching Party and that money damages may not provide an adequate remedy to the non-breaching Party, and (ii) to recover from the breaching Party and its Affiliates, jointly and severally, all monetary damages suffered by the non-breaching Party as a result of any acts or omissions constituting a breach of this Section 6.04, and each such right and remedy will be independent of the others, severally enforceable and in addition to, and not in lieu of, any other rights and remedies available to the non-breaching Party at Law or in equity.

56 (f) Seller acknowledges that the restrictions contained in this Section 6.04 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into the Transaction Documents and consummate the Transactions. In the event that Seller has violated any of the covenants contained in this Section 6.04, then the Restricted Period with respect to such covenant will automatically be extended by a period of time equal in length to the period during which such violation occurred. In the event that any covenant contained in this Section 6.04 is ever adjudicated to exceed the temporal, geographic, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered and instructed to reform such covenant, and such covenant will be deemed reformed, in such jurisdiction to reflect the maximum temporal, geographic, product or other limitations permitted by applicable Law. The covenants and other provisions contained in this Section 6.04 are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written will not invalidate or render unenforceable the remaining covenants or provisions of this Section 6.04, and any such invalidity or unenforceability in any jurisdiction will not invalidate or render unenforceable such covenant or provision in any other jurisdiction. SECTION 6.05. Release. Effective as of the Closing, Seller, on Seller’s own behalf and on behalf of Seller’s Affiliates, successors, assigns, heirs, administrators and legal representatives (each, a “Seller Party Releasor”), hereby completely and irrevocably releases, waives and discharges, and shall be forever precluded from asserting, any and all claims, obligations, suits, Judgments, damages, demands, debts, rights, causes of action, and liabilities, of any kind or nature, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, whether or not hidden or concealed, then existing in Law, equity, or otherwise, that such Seller Party Releasor has, had or may have against the Business, any Company Entity, Buyer, Parent, or any of their respective Affiliates and each of their respective Representatives that are based in whole or in part on any act, omission, transaction, or other occurrence taking place on or prior to the Closing Date, other than any rights to which Seller is entitled under any Transaction Document. In making this waiver, each Seller Party Releasor acknowledges that such Seller Party Releasor may hereafter discover facts in addition to or different from those which such Seller Party Releasor now believes to be true with respect to the subject matter released herein, but agrees that such Seller Party Releasor has taken that possibility into account in reaching this Agreement and as to which such Seller Party Releasor expressly assumes the risk. SECTION 6.06. Taxes. (a) Section 336 Election; Intended Tax Treatment; Allocation. (i) Buyer and Seller shall, and shall cause each of their respective Affiliates, make or cause to be made a timely election under Section 336(e) of the Code (and any corresponding election under state, local, and foreign Tax Law, where applicable) with respect to Buyer’s (i) direct acquisition of the Acquired Shares from Seller and (ii) indirect acquisition of the 100% of the equity interests of the Company Subsidiaries (collectively, the “Section 336(e) Elections”). In furtherance of the preceding sentence and except as otherwise delivered at Closing pursuant to Section 2.05(n), (i) the Company Entities will enter into a written, binding agreement with Seller on or before the due date (including extensions) of the Seller’s federal income Tax Return for the taxable year that includes the Closing Date (the “Section 336(e) Agreement”); and (ii) the Parties shall cooperate with each other to take all actions necessary and appropriate (including timely filing such additional forms, Tax Returns, elections, schedules and other documents as may be required) to effect the Section 336(e) Elections in accordance with the provisions of Treasury Regulations implementing Section 336(e) of the Code and any corresponding provisions of state, local and foreign Tax Law. Sellers shall cause the income of the Company Entities arising from each such Section 336(e) Election to be included in Seller’s federal income Tax Return and in any state or local income Tax Return of Seller. 57 (ii) The Parties agree and acknowledge that, for federal income Tax purposes, and for purposes of any corresponding provision under state or local Tax law, the Transactions are intended to be treated pursuant to the Section 336(e) Elections as (i) a deemed taxable sale by each of the Company Entities and purchase by a new corporation (each respective new corporation, a “NewCo”) of all of the assets of such Company Entity in exchange for the aggregate consideration payable pursuant to this Agreement allocable to such Company Entity, and (ii) a deemed purchase by Seller for fair market value shares of the top tier NewCo equal to the value of the Contributed Shares, followed by a contribution of such NewCo shares to Parent in exchange for the Rollover Equity in a contribution qualifying under Section 721(a) of the Code (the “Intended Tax Treatment”). The Parties agree (x) it is intended that the Closing Indebtedness and the Transaction Expenses are paid off on the Closing Date after the purchase and sale of the Purchased Shares pursuant to this Agreement, and that, in accordance with Treasury Regulations Section 1.336- 3(d)(1), the Parties and their respective Affiliates will treat such payoff event as, for all federal income tax purposes, occurring at the beginning of the day following the Closing Date and after the deemed disposition by the Company Entities, and (y) to allocate the Cash Consideration and Rollover Equity Value (as finally determined and together with any other amount treated as part of the purchase price for Tax purposes) (the “Allocable Consideration”), among the assets of the Company Entities in accordance with Section 336 of the Code, the applicable Treasury Regulations promulgated thereunder, and the methodology set forth and attached hereto as Schedule 6.06(a) (the “Allocation Methodology”). Within sixty (60) days after the Adjustment Amount is finally determined pursuant to Section 2.04, the Seller shall prepare and deliver to Buyer an allocation of the Allocable Consideration consistent with the foregoing (the “Allocation Statement”) for Buyer’s review and comment. Buyer shall provide any comments to the Seller within fifteen (15) days of receipt of the Allocation Statement from the Seller. If Buyer does not submit any comments to Seller within such fifteen (15) day period, Buyer shall be deemed to have accepted such Allocation Statement as prepared by Seller. If Buyer does provide the Seller with such timely comments, the Buyer and Seller will then work in good faith to agree on a final Allocation Statement consistent with this Section 6.06(a)(ii). If Buyer and Seller are unable to agree on any such comments within ten (10) days after Buyer provides its comments, such dispute will be submitted by Buyer and Seller to the Auditor for resolution, which will be final and binding on the Buyer and the Seller and reflected in the final Allocation Statement. Any fees or expenses of such Auditor will be borne by each Party in the percentage inversely proportionate to the percentage of the total amount of the total items submitted for dispute that are resolved in such party’s favor. The Allocation Statement may be adjusted to reflect any post-Closing purchase price adjustments and such other adjustments as may be necessary or appropriate. No Party shall take or permit others to take on its behalf any position, whether in connection with a Tax audit, a Tax Return or otherwise, that is inconsistent with the Section 336(e) Elections, the Intended Tax Treatment, or the Allocation Statement (as finally determined) unless required to do so pursuant to a final “determination” within the meaning of Section 1313(a) of the Code or other applicable Law. (b) Tax Returns. (i) Seller shall prepare and file, or cause to be prepared and filed, at its own cost and expense, all Tax Returns required to be filed by each Company Entity with respect to any Pre- Closing Tax Period (each, a “Seller Return”). Except as otherwise required by applicable Law, change in fact or the terms of this Agreement, all such Seller Returns shall be prepared and filed consistent with the past practice of the applicable Company Entity. Seller shall submit a copy of each Seller Return to Buyer (together with such schedules and supporting documents as reasonably requested by Buyer) at least fifteen (15) days prior to the due date (including extensions) of such Tax Return or, in the case of Tax Returns filed on a more frequent than annual basis, as soon as reasonably practicable but at least five (5) days prior to the due date for filing such Tax Return. 58 Seller shall incorporate any comments made by Buyer in good faith prior to the due date (including extensions) of such Tax Return. (ii) Buyer shall prepare and file, or cause to be prepared and filed, at each Company Entity’s expense, all Tax Returns required to be filed by each Company Entity after the Closing Date with respect to any Straddle Period (each, a “Buyer Return,” and together with each such Seller Return, a “Company Return”). Except as otherwise required by applicable Law, change in fact or the terms of this Agreement, all such Buyer Returns shall be prepared and filed consistent with the past practice of the applicable Company Entity. Buyer shall submit a copy of each Buyer Return to Seller (together with such schedules and supporting documents as reasonably requested by Seller) at least fifteen (15) days prior to the due date (including extensions) of such Tax Return or, in the case of Tax Returns filed on a more frequent than annual basis, as soon as reasonably practicable but at least five (5) days prior to the due date for filing such Tax Return. Buyer shall consider in good faith any comments made by Seller at least five (5) days prior to the due date (including extensions) of such Tax Return. (iii) To the extent permitted or required by Law, the taxable year of each Company Entity shall be treated as closing on (and including) the Closing Date. In the case of any Straddle Period, (A) the amount of any sales or use Tax, value-added Tax, employment Tax, withholding Tax, and any Tax based on or measured by income, profits, or receipts, in each case, imposed upon or payable by or with respect to a Company Entity for the pre-closing portion of any Straddle Period shall be determined based on an interim closing of the books of such Company Entity as of the end of the Closing Date (and for such purpose, the taxable period of any partnership or other pass- through entity in which such Company Entity holds a beneficial interest shall be deemed to terminate at such time) and (B) the amount of any Taxes other than a sales or use Tax, value-added Tax, employment Tax, withholding Tax, or Tax based on or measured by income, profits, or receipts imposed upon or payable by or with respect to any Company Entity for the pre-closing portion of any Straddle Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on and including the Closing Date and the denominator of which is the total number of days in such Straddle Period; provided, however, exemptions, allowances, or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned on a pro rata per diem basis. (c) Cooperation. The Parties shall cooperate, as and to the extent reasonably requested by any other Party, in connection with any matter with respect to Taxes. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information that are reasonably relevant to any such Tax matter and making employees reasonably available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Seller agrees to retain all material books and records with respect to Tax matters pertinent to the Company relating to Pre- Closing Tax Periods until the expiration of the statute of limitations (and, to the extent notified by Buyer, any extensions thereof) applicable thereto and to abide by all record retention agreements entered into with any Tax Authority. Further, Seller agrees to give Buyer reasonable written notice prior to transferring, destroying or discarding any such books and records and, upon the reasonable request of Buyer, shall allow Buyer (at the sole cost and expense of Buyer) to make copies of such books and records. (d) Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, and other such Taxes, and all conveyance fees, recording charges, and other fees and charges (including any penalties and interest) incurred in connection with consummation of the Transactions shall be paid by Seller when due. 59 (e) Tax Sharing Agreements. All Tax sharing agreements with respect to or involving any Company Entity shall be terminated as of the Closing Date and, after the Closing Date, no Company Entity shall be bound thereby or have any Liability thereunder. SECTION 6.07. Payments from Third Parties. If, on or after the Closing Date, any Party shall receive any payments or other funds due to another Party pursuant to the terms of any of the Transaction Documents, then the Party receiving such funds shall promptly forward such funds to the proper Party. SECTION 6.08. Litigation Support. Following the Closing, Buyer, Parent and their Affiliates, on the one hand, and the Seller and its Affiliates, on the other hand, will reasonably cooperate with each other in the defense or settlement of any lawsuits involving the Acquired Shares, the Business Assets, any Company Entity, or the Business for which the other Party has responsibility under this Agreement by providing the other Party and such other Party’s legal counsel reasonable access during normal business hours to employees, records, documents, data, equipment, facilities, products, parts, prototypes, and other information relating solely to the Acquired Shares, the Business Assets, any Company Entity, and the Business as such other Party may reasonably request, to the extent maintained or under the possession or control of the requested Party; provided, however, such access shall not unreasonably interfere with Buyer’s or its Affiliates’, or the Seller’s, as the case may be, respective businesses; and provided further, however, either Party may restrict the foregoing access to the extent that (a) such restriction is required by applicable Law, (b) such access or provision of information could reasonably be expected to result in a violation of confidentiality obligations to a third party, or (c) disclosure of any such information would result in the loss or waiver of the attorney-client privilege. The requesting Party shall reimburse the other Party for reasonable out-of-pocket expenses paid by the other Party to third parties in performing its obligations under this Section 6.08. This Section 6.08 shall not apply to any litigation, dispute, audit, claim or investigation among the Parties related to the Transactions. SECTION 6.09. Record of Data Room. Each Party shall make available the true, correct, and complete electronic records contained in the Data Room for a period of thirty (30) days following the Closing, and hereby authorizes the other Party to download the foregoing at Closing. SECTION 6.10. Board Representation. For so long as Seller continues to hold at least 50% of the New Units issued to Seller at the Closing, Seller shall have the right to designate one (1) person to be elected to the Board of Directors of Parent. SECTION 6.11. Indemnification of Seller Directors and Officers; Insurance. (a) Subject to Seller’s compliance with Section 6.11(b), for six (6) years from and after the Closing Date, Buyer agrees to cause each of the Company Entities to jointly and severally indemnify and hold harmless all of their past and present officers and directors (and any other personnel currently entitled to indemnification by the Company Entities on a similar basis) (collectively, the “D&O Indemnitees”) to the same extent such persons are indemnified by the Company Entities as of the date hereof pursuant to the corporate organizational documents of the Company Entities or any agreement between the Company Entities and any D&O Indemnitee, for acts or omissions occurring at or prior to the Closing Date, solely in each D&O Indemnitee’s capacity as a director, officer, or other such applicable personnel of a Company Entity; provided, however that notwithstanding anything to the contrary set forth herein, neither Buyer nor any of the Company Entities shall have any obligation, and no D&O Indemnitee nor any other Person shall have any rights, under this Section 6.11 to the extent such acts or omissions relate to any Claims for indemnification by any Buyer Indemnitee pursuant to Section 7.02. Buyer shall not permit the Company Entities to amend, repeal or modify any provision in the corporate organizational documents of the Company Entities, or any agreement with D&O Indemnitee relating to the exculpation or

60 indemnification of any D&O Indemnitee in any such D&O Indemnitee’s capacity as a director, officer, or other such applicable personnel of a Company Entity as in effect immediately prior to the Closing Date. (b) For no less than six (6) years following the Closing Date (as may be extended by the following clause (i), the “Insurance Term”), Seller shall use best efforts to maintain directors’ and officers’ liability insurance held for the benefit of the Company Entities as set forth on Schedule 6.11(b), which shall apply retroactively to claims made prior to the Closing Date; provided, however, that in the event that any claim is brought under such director’s and officer’s liability insurance policies, such policies shall be maintained until final disposition of such claim. To the extent such directors’ and officers’ liability insurance cannot be maintained for the duration of the Insurance Term, Seller will purchase tail insurance coverage for the Company Entities for the remainder of the Insurance Term on terms not less favorable than such existing insurance coverage. (c) For no less than the Insurance Term, Buyer shall use best efforts to maintain the current professional liability policy held for the benefit of the Company Entities as set forth on Schedule 6.11(c), which shall apply retroactively to claims made prior to the Closing Date; provided, however, that in the event that any claim is brought under such professional liability insurance policies, such policies shall be maintained until final disposition of such claim. To the extent such professional liability insurance cannot be maintained for the duration of the Insurance Term, Buyer will purchase tail insurance coverage for the Seller for the remainder of the Insurance Term on terms not less favorable than such existing insurance coverage; provided that Seller shall pay fifty percent (50%) of all fees, expenses, premiums, and other similar amounts incurred in connection with obtaining such policy. (d) Notwithstanding anything contained in this Agreement to the contrary, this Section 6.11 shall survive the consummation of the Closing indefinitely. In the event that Buyer, the Company Entities or any of their respective successors or assigns (i) consolidates with or merges into any other Person, or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, Buyer shall cause the successors and assigns of Buyer, the Company Entities, as the case may be, to expressly assume and be bound by the obligations set forth in this Section 6.11. (e) The obligations of Buyer and the Company Entities under this Section 6.11 shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnitee to whom this Section 6.11 applies without the written consent of such affected D&O Indemnitee. The Parties acknowledge and agree that the D&O Indemnitees to whom this Section 6.11 applies are express third- party beneficiaries of this Agreement for purposes of this Section 6.11 only. ARTICLE VII Indemnification SECTION 7.01. Survival. (a) Specified Representations. Subject to the limitations and other provisions of this Agreement, the Buyer Specified Representations and the Seller Specified Representations shall survive the Closing and remain in full force and effect until the expiration of the applicable statute of limitations for the underlying matter (giving effect to any waiver, mitigation, or extension thereof) plus ninety (90) days. Any written claim for breach thereof made prior to such expiration date and delivered to the applicable Party shall survive thereafter, and, as to any such claim, such applicable expiration will not affect the rights to indemnification of the Party making such claim. 61 (b) Other Representations. Subject to the limitations and other provisions of this Agreement, all representations and warranties contained in this Agreement and any certificate delivered in connection herewith that are not Buyer Specified Representations or Seller Specified Representations shall survive the Closing and remain in full force and effect for twelve (12) months from the Closing Date; provided, however, the representations and warranties contained in Section 4.07 (Compliance with Laws; Licenses and Permits), Section 4.08 (Compliance with Healthcare Laws; Customers), Section 4.13 (Employee Benefits Matters), and Section 4.14 (Environmental Conditions) shall survive the Closing and continue in full force and effect until the expiration of the applicable statute of limitations for the underlying matter (giving effect to any waiver, mitigation, or extension thereof) plus ninety (90) days. Any written claim for breach thereof made prior to such expiration date and delivered to the applicable Party shall survive thereafter, and, as to any such claim, such applicable expiration will not affect the rights to indemnification of the Party making such claim. (c) Fraud; Intentional Misrepresentation; Willful Breach. Notwithstanding anything to the contrary in this Agreement, any claim with respect to Fraud, intentional misrepresentation, or willful breach may be given at any time. (d) Covenants. Subject to the limitations and other provisions of this Agreement, the covenants contained in this Agreement shall each survive the Closing and continue in full force and effect indefinitely. Any written claim for breach thereof made prior to such expiration date and delivered to the applicable Party shall survive thereafter, and, as to any such claim, such applicable expiration will not affect the rights to indemnification of the Party making such claim. SECTION 7.02. Indemnification by Seller. Subject to the limitations and other provisions of this Article VII, Seller, on its own behalf and on behalf of its successors, executors, administrators, estate, heirs, assigns, and Affiliates (collectively, the “Seller Indemnifying Parties”) shall indemnify and hold harmless each Company Entity, Buyer, Parent, each of their respective Affiliates and each of their respective direct and indirect partners, equity holders, directors, officers, employees, and agents (collectively, the “Buyer Indemnitees”) against and from any and all Damages which any Buyer Indemnitee may incur or suffer that arise out of, relate to, or result from: (a) the breach of any representation or warranty of any Seller Party contained in (i) this Agreement (including in the Disclosure Schedules), or (ii) any certificate executed and delivered pursuant hereto; (b) any breach or nonfulfillment of any covenant or agreement made by any Seller Party in this Agreement; (c) any Closing Indebtedness and Transaction Expenses to the extent not included in the Closing Indebtedness or the Transaction Expenses, in each case as finally determined pursuant to Section 2.04(b); (d) any Seller Taxes; (e) the Financial Statements (other than the Most Recent Balance Sheet) not constituting true, correct, or complete copies thereof, to the extent such Damages are incurred or suffered on or prior to the date that is twelve (12) months from the Closing Date; or (f) any matter set forth on Schedule 7.02(f). 62 SECTION 7.03. Indemnification by Buyer Parties. Subject to the limitations and other provisions of this Article VII, the Buyer Parties, on their own behalf and on behalf of their successors and assigns (collectively, the “Buyer Indemnifying Parties”), shall indemnify and hold harmless Seller, its Affiliates, and each of their direct and indirect partners, shareholders, equityholders, directors, officers, employees, and agents (collectively, the “Seller Indemnitees”) against and from any and all Damages which Seller Indemnitees may incur or suffer that arise out of, relate to or result from: (a) the breach of any representation or warranty contained in (i) this Agreement or (ii) any certificate executed and delivered pursuant hereto; or (b) any breach or nonfulfillment of any covenant or agreement made by the Buyer Parties in this Agreement. SECTION 7.04. Scope of Liability. (a) Indemnification shall be available to the Buyer Indemnitees under Section 7.02(a) and Section 7.02(e) (i) only to the extent the aggregate amount of Damages otherwise due to the Buyer Indemnitees for all such claims for indemnification exceeds $100,000 (the “Deductible”) and (ii) then indemnification shall solely be available to the Buyer Indemnitees for all such Damages in excess of the Deductible pursuant to and in accordance with Section 7.09; provided, however, notwithstanding anything to the contrary in this Agreement, (w) solely with respect to Section 7.02(e) and solely to the extent related to the Financial Statements for the fiscal years ending December 31, 2020 and December 31, 2021, indemnification shall be available to the Buyer Indemnitees only to the extent such Damages for any individual claim exceeds $10,000 (the “Basket”), and then indemnification shall be available to the Buyer Indemnitees for all Damages including and in excess of the Basket pursuant to and in accordance with Section 7.09, subject to the Deductible, (x) the Deductible and the Basket shall not apply in respect of (1) breaches of the Seller Specified Representations or (2) claims for Fraud, intentional misrepresentation, or willful misconduct, (y) the aggregate amount of Damages for which the Seller Indemnifying Parties shall be liable under Section 7.02(a) and Section 7.02(e) (other than Seller Specified Representations and other than Damages arising out of Fraud, intentional misrepresentation, or willful misconduct) shall not exceed $1,500,000 (the “Cap”), and (z) the aggregate amount of Damages for which the Seller Indemnifying Parties shall be liable under Section 7.02 (other than Damages arising out of Fraud) shall not exceed the Base Amount. (b) Indemnification shall be available to the Seller Indemnitees under Section 7.03(a) only to the extent the aggregate amount of Damages otherwise due to the Buyer Indemnitees for all such claims for indemnification exceeds the Deductible; provided, however, notwithstanding anything to the contrary in this Agreement, (i) the Deductible shall not apply in respect of (A) breaches of the Buyer Specified Representations or (B) claims for Fraud, intentional misrepresentation, or willful misconduct, (ii) the aggregate amount of Damages for which the Buyer Indemnifying Parties shall be liable under Section 7.03(a) (other than Buyer Specified Representations and other than Damages arising out of Fraud, intentional misrepresentation, or willful misconduct) shall not exceed the Cap, and (iii) the aggregate amount of Damages for which the Buyer Indemnifying Parties shall be liable under Section 7.03 (other than Damages arising out of Fraud) shall not exceed the Base Amount. (c) Seller hereby agrees, on behalf of itself and each Seller Indemnitee, that Seller shall not make, and Seller shall cause each Seller Indemnitee not to make, any claim for indemnification, advancement of expenses or expense reimbursement against Buyer, Parent, any Company Entity, any of their respective Subsidiaries or Affiliates (which such Subsidiaries or Affiliates shall, for the avoidance of doubt, not include Seller), or any other Buyer Indemnifying Party by reason of the fact that Seller or any Seller Indemnitee is or was a director, shareholder or agent of any Company Entity or any of its Subsidiaries 63 or Affiliates or is or was serving at the request of any Company Entity or any of its Subsidiaries or Affiliates as a partner, trustee or agent of another entity with respect to any action, suit, proceeding, complaint, claim or demand brought by any of the Buyer Indemnitees against any Seller Indemnitee pursuant to this Agreement, and Seller hereby acknowledges and agrees, on behalf of itself and each Seller Indemnitee, that neither it nor any other Seller Indemnitee shall have any claim or right to contribution or indemnity from Buyer, Parent, any Company Entity, any of their respective Subsidiaries or Affiliates (which such Subsidiaries or Affiliates shall, for the avoidance of doubt, not include Seller), or any other Buyer Indemnifying Party with respect to any amounts paid by it pursuant to this Agreement. Seller hereby agrees, on behalf of itself and each Seller Indemnitee, that in no event shall any Company Entity or any of its Subsidiaries or Affiliates (which such Subsidiaries or Affiliates shall, for the avoidance of doubt, not include Seller) have any Liability whatsoever to any Seller Indemnitee for any (a) breaches of the representations, warranties, agreements or covenants of Seller hereunder or (b) breaches of the representations, warranties, pre-Closing agreements or pre-Closing covenants of any Company Entity or any of its Affiliates hereunder, and in any event no Seller Indemnitee may seek contribution from Buyer, Parent, any Company Entity, any of their respective Subsidiaries or Affiliates (which such Subsidiaries or Affiliates shall, for the avoidance of doubt, not include Seller), or any other Buyer Indemnifying Party in respect of any payments required to be made by such Persons pursuant to this Agreement. SECTION 7.05. Claims. Any Indemnified Party shall promptly give written notice (a “Claim Notice”) to the Indemnifying Party in accordance with the notice procedures set forth in Section 8.04 of such claim for indemnification (a “Claim”). Such Claim Notice shall contain, with respect to each Claim, such facts and information as are then reasonably available, the estimated amount of Damages, if reasonably practicable, and the basis for indemnification hereunder. Failure to give prompt Claim Notice hereunder shall not affect the Indemnifying Party’s obligations hereunder, except to the extent the Indemnifying Party actually suffers material prejudice by such failure. If the Indemnifying Party does not notify the Indemnified Party within twenty (20) Business Days following its receipt of a Claims Notice that the Indemnifying Party disputes its liability to the Indemnified Party with respect to the Claims identified in such Claims Notice, such Claims shall be conclusively deemed an obligation of the Indemnifying Party hereunder. SECTION 7.06. Defense of Actions. If, within ten (10) Business Days after receiving a Claim Notice from any Indemnified Party of any Claim based on any action, suit, Proceeding, claim, demand, or assessment by any third party (a “Third-Party Claim”), the Indemnifying Party agrees in writing that it will be fully responsible for all Damages relating to such Third-Party Claim (subject to the limitations in this Article VII) if such Third-Party Claim were valid and confirms in writing that the Indemnifying Party disputes and intends to defend against such Third-Party Claim at the Indemnifying Party’s own cost and expense (all of the foregoing conditions, collectively, the “Initial Defense Conditions”), then the Indemnified Party shall permit the Indemnifying Party, at the Indemnifying Party’s option and expense, to assume the defense of such Third-Party Claim with full authority to conduct such defense and to settle or otherwise dispose of the same, subject to the terms and provisions of this Section 7.06, and the Indemnified Party will fully cooperate in such defense; provided, however, that other than as to the matters and items set forth on Schedule 7.06, the Indemnifying Party shall not be entitled to assume or conduct the defense of, or to settle or otherwise dispose of, any such Third-Party Claim: (a) if such Third-Party Claim relates to or involves any criminal Proceeding, action, indictment, allegation, or investigation, (b) if the Indemnified Party reasonably believes an adverse determination with respect to the Third-Party Claim would be detrimental to or injure the Indemnified Party’s reputation or future business prospects, (c) if the Third- Party Claim seeks an injunction or other equitable relief against the Indemnified Party, (d) if the Third- Party Claim involves Taxes, (e) if the Third-Party Claims involves any customer, supplier, employee, or independent contractor of Parent, Buyer or any of their Affiliates (including any Company Entity), (f) if the Indemnified Party is entitled to indemnification from the Indemnifying Party in an amount greater than fifty percent (50%) of the amount in controversy with respect to such Third-Party Claim, (g) if the Indemnifying

64 Party does not make reasonably adequate provision with respect to the defense, satisfaction and discharge of such Third-Party Claim, or (h) to the extent any insurance carrier is entitled to assume or conduct the defense of, or to settle or otherwise dispose of, such Third-Party Claim (the absence of each of the foregoing, collectively, the “Ongoing Defense Conditions” and together with the Initial Defense Conditions, collectively, the “Defense Conditions”); provided, further, however, if (1) the Indemnifying Party fails to take reasonable steps necessary to defend diligently such Third-Party Claim within ten (10) Business Days after receiving written notice from the Indemnified Party that the Indemnified Party believes the Indemnifying Party has failed to take such steps or (2) if any of the Defense Conditions cease to be satisfied for any reason, then the Indemnified Party may assume its own defense of such Third-Party Claim, and the Indemnifying Party will be liable for all costs or expenses paid or incurred in connection therewith, and the Indemnified Party shall have the right to compromise or settle such Third-Party Claim with the consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned, or delayed). The Indemnifying Party shall from time to time apprise the Indemnified Party of the status of any Third-Party Claim for which it has assumed the defense and shall furnish the Indemnified Party with such documents and information filed or delivered in connection with such claim, Liability, or expense as the Indemnified Party may reasonably request. The Indemnifying Party will not, in defense of any such action, suit, Proceeding, claim, demand, or assessment, except with the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned, or delayed), consent to the entry of any Judgment or enter into any settlement (i) which provides for any relief other than the payment of monetary damages, (ii) which does not include as an unconditional term thereof the giving by the third-party claimant to the Indemnified Party of a release from all Liability in respect thereof, or (iii) unless all monetary damages payable in respect of the Third-Party Claim are paid by the Indemnifying Party either through insurance coverage or otherwise. Notwithstanding anything herein to the contrary, the Indemnified Party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel and, after written notice to the Indemnified Party of the Indemnifying Party’s election to assume the defense of such Third-Party Claim, the Indemnifying Party shall be liable to the Indemnified Party only for such legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party; provided, however, that the fees and expenses of separate counsel for the Indemnified Party shall be borne by the Indemnifying Party if (x) the Indemnifying Party has failed to assume the defense within the period provided herein or the Defense Conditions cease to be satisfied for any reason, (y) there exists a conflict between the interests of the Indemnifying Party and the Indemnified Party as determined in writing by legal counsel to the Indemnified Party, or (z) a defense exists for the Indemnified Party which is not available to the Indemnifying Party. SECTION 7.07. Calculation of Damages. (a) The amount of any Damages for which indemnification is provided under Section 7.02 or Section 7.03 shall be net of (i) any amounts actually recovered by the Indemnified Party pursuant to any indemnification by or indemnification Contract with any third party in reimbursement of such Damages and (ii) any insurance proceeds actually received as an offset against such Damages, in each case less any costs, expenses, deductibles, premiums, future premium increases, or Taxes incurred in connection therewith. Nothing in this Section 7.07(a) shall be deemed to (x) require an Indemnified Party to proceed or seek action or recovery from any third party as a requirement hereunder or as a condition to seeking or recovering indemnification from any Indemnifying Party hereunder or (y) be construed or interpreted as a guaranty of any level or amount of insurance recovery with respect to any Damages hereunder or as a requirement to obtain or maintain any insurance or to make any claim for insurance as a condition to any indemnification hereunder. (b) Each of the representations and warranties that contains any “Material Adverse Effect,” “material”, or similar materiality qualifications shall be read as though such qualifications were 65 not contained therein for the purposes of determining the amount of Damages to which such Indemnified Party may be entitled under this Article VII in connection with any breach of any representation or warranty, but not for purposes of determining whether such breach has occurred. (c) In calculating Damages, the amount of any indemnified Damages shall be determined without duplication of any amounts resulting in a dollar-for-dollar reduction in the Closing Date Payment pursuant to Section 2.04(c). (d) Parent, Buyer, the Company Entities, and Seller shall each take and shall each cause their respective Affiliates to take commercially reasonable steps (but without the obligation to make any payment or incur any monetary or other obligation) to mitigate any Damages, to the extent required by Law, for which any Buyer Indemnitee or any Seller Indemnitee could be entitled to indemnification under this Article VII upon becoming aware of such Damages. SECTION 7.08. Tax Treatment of Indemnity Payments. Any indemnity payment under this Agreement (including, for the avoidance of doubt, by means of a forfeiture of any Rollover Equity or by means of any set off against and recoupment from any amount owed or otherwise payable, whether in cash or otherwise, by Parent, Buyer, or any Company Entity to Seller pursuant to this Agreement) shall be treated as an adjustment, first, to the Note, second, to the Rollover Equity Value, and third, to the Cash Consideration, unless there is no reasonable basis for doing so under the applicable Tax Law. Notwithstanding anything to the contrary herein, the Parties agree that if any adjustments pursuant to this Section 7.08 would otherwise result in the Rollover Equity Value constituting twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares, such that the Section 336(e) Elections would no longer be valid, the Parties will use commercially reasonable efforts to agree to an adjustment, in the same manner as set forth in Section 2.04(d), Section 7.09, or Section 7.10, as applicable, to ensure that the Rollover Equity Value does not equal or exceed twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares; provided that if the Parties cannot so agree, the Buyer’s Tax Return preparer will make the determination pursuant to this Section 7.08. SECTION 7.09. Recourse. Subject to Section 7.04(a) and Section 7.10, in the event of any Claim by any Buyer Indemnitee against any Seller Indemnifying Party for Damages under this Article VII, such Buyer Indemnitee shall seek payment (a) first, against the Note (b) second, by means of a forfeiture of a pro rata portion of the Rollover Equity, which forfeiture shall be calculated using the Rollover Equity Per Unit Value and (c) thereafter, directly from the Seller Indemnifying Parties. Notwithstanding anything to the contrary herein, the Parties agree that if any set-off pursuant to this Section 7.09 would otherwise result in the Rollover Equity Value constituting twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares, such that the Section 336(e) Elections would not longer be valid, the Parties will use commercially reasonable efforts to agree to a setoff as necessary to ensure that the Rollover Equity Value does not equal or exceed twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares; provided that if the Parties cannot so agree, the Buyer’s Tax Return preparer will make the determination pursuant to this Section 7.09. SECTION 7.10. Set-Off. Notwithstanding anything to the contrary set forth herein, Buyer may set off against and recoup from any amount owed or otherwise payable, whether in cash or otherwise, by Parent, Buyer, or any Company Entity to Seller pursuant to this Agreement (including, for the avoidance of doubt, Section 2.04 and this Article VII) any amounts owed by Seller to Parent, Buyer, or any Company Entity pursuant to this Agreement, including any Adjustment Amount that Seller is obligated to pay Buyer pursuant to Section 2.04(d) and any Damages for which Seller is obligated to indemnify any Buyer Indemnitee pursuant to this Article VII. Any such set-off and recoupment shall be treated as an adjustment, first, to the Note, second, to the Rollover Equity Value, and third, to the Cash Consideration, unless there is no reasonable basis for making such adjustment under the applicable Tax Law. 66 Notwithstanding anything to the contrary herein, the Parties agree that if any set-off pursuant to this Section 7.10 would otherwise result in the Rollover Equity Value constituting twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares, such that the Section 336(e) Elections would no longer be valid, the Parties will use commercially reasonable efforts to agree to a setoff as necessary to ensure that the Rollover Equity Value does not equal or exceed twenty percent (20%) or more of the aggregate consideration payable for the Acquired Shares; provided that if the Parties cannot so agree, the Buyer’s Tax Return preparer will make the determination pursuant to this Section 7.10. SECTION 7.11. Exclusive Remedy. Subject to Section 2.04 (other than with respect to Closing Indebtedness and Transaction Expenses, which shall also be subject to the indemnification provisions set forth in this Article VII), Section 6.04(e) and Section 8.12, the Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from Fraud, intentional misrepresentation, or willful breach) for any breach of any representation, warranty, covenant, agreement or obligation contained in this Agreement or any certificate executed and delivered pursuant hereto shall be pursuant to the indemnification provisions set forth in this Article VII. Notwithstanding the foregoing, nothing in this Section 7.11 shall limit any Person’s right to seek and obtain any equitable relief to which any Person may be entitled (including specific performance of covenants and any injunction to prevent a violation thereof) or to seek any remedy on account of any Person’s fraudulent, criminal or intentional misconduct. ARTICLE VIII Miscellaneous SECTION 8.01. Waivers. At any time, the Parties may, pursuant to an instrument in writing executed and delivered by Buyer and Parent, on one hand, and Seller, on the other hand, (a) extend the time for, or waive in whole or in part, the performance of any obligation under this Agreement, (b) waive any inaccuracy in any representation or warranty contained in this Agreement, or (c) waive any compliance with any covenant or agreement contained in this Agreement. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any breach of any covenant or agreement hereunder shall be deemed a waiver of a preceding or subsequent breach of the same or any other covenant or agreement. SECTION 8.02. Modifications and Amendments. This Agreement shall not be amended or otherwise modified except pursuant to an instrument in writing executed and delivered by Buyer and Parent, on one hand, and Seller, on the other hand. SECTION 8.03. Assignability; Beneficiaries. (a) This Agreement and the rights and obligations hereunder shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns, but no Party shall assign its rights, or delegate its obligations, under this Agreement without the prior written consent of Buyer and Parent, on one hand, and the Seller, on the other hand, and any attempted assignment without such consent shall be void, except that (i) Buyer and Parent may (A) assign any or all of its rights, and delegate any or all of its obligations, under this Agreement to any buyer of all or substantially all of the assets or equity interests of Parent, Buyer or any Company Entity, (B) assign any or all of its rights under this Agreement to any lender to Buyer, Parent, any Company Entity, or any of their respective Affiliates as security for indebtedness to such lender, and (C) assign any or all of its rights, and delegate any or all of its obligations, under this Agreement to one or more of their Affiliates and (ii) Seller may assign any or all of its rights, and delegate any or all of its obligations (but expressly excluding, for the avoidance of doubt, any and all obligations set forth in Articles VI and VII), under this Agreement to one or more of their Affiliates. 67 (b) Except as otherwise specifically contemplated herein, including the Persons entitled to the benefits of the releases pursuant to Section 6.05 and the Buyer Indemnitees and the Seller Indemnitees pursuant to Article VII, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and assigns, any legal or equitable rights hereunder. SECTION 8.04. Notices. All notices, requests, claims, demands, waivers, and other communications to be given hereunder by any Party shall be in writing and sent to the Party to which the notice, request, claim, demand, waiver, or other communication is being made at the address or electronic mail address set forth below: if to Seller: Star Equity Holdings, Inc. 53 Forest Avenue, Suite 101 Old Greenwich, Connecticut 06870 Attention: Richard K. Coleman, Jr. E-mail: legal@starequity.com with a copy, which shall not constitute notice, to: Olshan Frome Wolosky LLP 1325 Avenue of the Americas New York, New York 10019 Attention: Kenneth A. Schlesinger, Esq. and Claudia B. Dubón, Esq. E-Mail: kschlesinger@olshanlaw.com; cdubon@olshanlaw.com if to Buyer or Parent: Insignia TTG Parent, LLC 2403 Sidney Street, Suite 220 Pittsburgh, Pennsylvania 15203 Attn: Matthew Mastarone Email: mastaronem@ttgimagingsolutions.com and Sentinel Capital Partners, L.L.C. One Vanderbilt Avenue, 53rd Floor New York, New York 10017 Attn: Lauren H. Rakower Email: rakower@sentinelpartners.com with a copy, which shall not constitute notice, to: McGuireWoods LLP Tower Two-Sixty 260 Forbes Avenue Suite 1800 Pittsburgh, Pennsylvania 15222-3142 Attn: Thomas E. Zahn, Esq. Email: tzahn@mcguirewoods.com or to such other address for a Party as such Party shall hereafter designate by like notice. Each notice shall be deemed to have been duly given or made pursuant to this Section 8.04 if delivered (a) by nationally recognized overnight courier delivery for next Business Day delivery, upon the earlier of the second

68 Business Day following the date sent by such courier and receipt, (b) by mail, upon receipt, (c) by hand delivery, upon delivery, or (d) by electronic mail transmission, on the date sent, if confirmation of transmission is received by the sender or no failure message is generated. SECTION 8.05. Interpretation. When a reference is made in this Agreement to an Article, Section, paragraph, clause, schedule or Annex, such reference shall be deemed to be to this Agreement unless otherwise indicated. The words “herein”, “hereof”, “hereby”, “hereto”, and “hereunder” refer to this Agreement as a whole. The recitals of this Agreement are incorporated herein by reference as reflecting the general understanding and intent of the Parties. The headings contained herein and on the Disclosure Schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Any reference herein to any federal, state, local, or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. The Parties intend that each representation, warranty and covenant shall have independent significance. If any Party has falsely made or breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such Party has not falsely made or breached shall not detract from or mitigate the fact that such Party has not falsely made or breached the first representation, warranty or covenant. SECTION 8.06. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to constitute the same Agreement. If any signature is delivered by facsimile transmission or by PDF, such signature shall create a valid and binding obligation of the executing Party (or on whose behalf the signature is executed) with the same force and effect as if such facsimile or PDF signature were an original thereof. SECTION 8.07. Entire Agreement. This Agreement, including the Disclosure Schedules, and the other Transaction Documents constitute the entire understanding between the Parties with respect to the subject matter hereof and thereof and supersede all other understandings and negotiations with respect hereto and thereto. SECTION 8.08. Governing Law; Jurisdiction. (a) This Agreement shall be governed by the Laws of the State of Delaware without reference to the choice of law doctrine of such state. (b) Each Party irrevocably agrees that any Proceeding against it arising out of or in connection with this Agreement or the Transactions or disputes relating hereto (whether for breach of contract, tortious conduct or otherwise) shall be brought exclusively in the Court of Chancery of the State of Delaware (the “Chancery Court”), or, in the event that the Chancery Court declines to accept jurisdiction over a particular matter, any state or federal court located within the State of Delaware, and any state appellate court therefrom located in the State of Delaware (collectively, the “Designated Courts”) and hereby irrevocably accepts and submits to the exclusive jurisdiction and venue of the Designated Courts in personam with respect to any such Proceeding and waives to the fullest extent permitted by Law any objection that it may now or hereafter have that any such Proceeding has been brought in an inconvenient forum. 69 SECTION 8.09. Service of Process. Each Party consents to service of any process, summons, notice or document which may be served in any Proceeding in the Designated Courts, which service may be made by certified or registered mail, postage prepaid or as otherwise provided in Section 8.04, to such Party’s respective address set forth in Section 8.04. SECTION 8.10. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS OR DISPUTES RELATING THERETO. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH PARTY AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10. SECTION 8.11. Severability. It is the desire and intent of the Parties that the provisions of this Agreement will be enforced to the fullest extent permissible under the Laws in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement will be determined to be invalid or unenforceable, such provision will be deemed amended to delete therefrom the portion thus determined to be invalid or unenforceable, such deletion to apply to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof only with respect to the operation of such provision in the particular jurisdiction in which such determination is made. SECTION 8.12. Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction without proof of Damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, the parties would not have entered into this Agreement. The Parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the Parties otherwise have an adequate remedy at Law. The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.12 shall, to the extent permitted by Law, not be required to provide any bond or other security in connection with any such order or injunction. SECTION 8.13. Expenses. Except as otherwise provided herein, all costs and expenses incurred by the Parties and their respective Affiliates in connection with this Agreement, the Ancillary Agreements and the Transactions shall be paid by the Party incurring such expenses. SECTION 8.14. Deliveries on Business Days. To the extent any deadline or time period for the delivery of statements, notices, waivers, consents or other communication under this Agreement falls on a day that is not a Business Day, such deadline or time period shall be deemed to expire at the close of the immediately subsequent Business Day. 70 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] fN WfTNESS WHEREOF, the Parties have duly executed, or caused to be executed, this Agreement as of the date first above written. BUYER: TTG IMAGING SOLUTIONS, LLC By: __ /s/ Matthew Mastarone Name: Matthew Mastarone Title: President & Chief Executive Officer [Signature Page to Stock Purchase and Contribution Agreement]

[Signature Page to Stock Purchase and Contribution Agreement] IN WITNESS WHEREOF, the Parties have duly executed, or caused to be executed, this Agreement as of the date first above written. PARENT: INSIGNIA TTG PARENT, LLC By:____________________________________ Name: Vincent Taurassi Title: Vice President and Secretary /s/ Vincent Taurassi [Signature Page to Stock Purchase and Contribution Agreement] SELLER: STAR EQUITY HOLDINGS, INC. By:_____________________________________ Name: Richard K. Coleman, Jr. Title: Chief Executive Officer DocuSign Envelope ID: 67DDAE79-9DFC-4CD1-A78D-67252898DED3 /s/ Richard K. Coleman Jr. [Signature Page to Stock Purchase and Contribution Agreement] COMPANY: DIGIRAD HEALTH, INC. By:____________________________________ Name: Martin B. Shirley Title: President DocuSign Envelope ID: DE372C0A-97BD-44CB-9B37-20C07D460637 /s/ Martin B. Shirley